Exhibit 10.1
Execution Version
PURCHASE AND SALE AGREEMENT
dated as of
September 20, 2021
by and between
SHELL ENTERPRISES LLC
(as Seller)
and
CONOCOPHILLIPS COMPANY
(as Buyer)

Exhibit 10.1
i
TABLE

OF CONTENTS
ARTICLE 1 DEFINITIONS AND INTERPRETATION ........................................................ 1
Section 1.1

Defined Terms ....................................................................................................... 1
Section 1.2

References and Rules of Construction

................................................................... 1
ARTICLE 2 PURCHASE AND SALE ......................................................................................

2
Section 2.1

Purchase and Sale .................................................................................................. 2
Section 2.2

Effective Time; Proration of Revenues

.................................................................. 2
Section 2.3

Procedures

.............................................................................................................. 3
Section 2.4

Purchase Price

........................................................................................................ 4
Section 2.5

Adjustments to the Base Purchase Price

................................................................ 4
Section 2.6

Indebtedness Free................................................................................................... 5
Section 2.7

Deposit

................................................................................................................... 5
Section 2.8

Withholding ........................................................................................................... 5
ARTICLE 3 REPRESENTATIONS

AND WARRANTIES

OF SELLER ............................ 6
Section 3.1

Generally

................................................................................................................ 6
Section 3.2

Existence and Qualification

................................................................................... 6
Section 3.3

Organizational Power............................................................................................. 6
Section 3.4

Authorization and Enforceability

........................................................................... 7
Section 3.5

No Conflicts

........................................................................................................... 7
Section 3.6

Liability for Brokers’ Fees

..................................................................................... 8
Section 3.7

Litigation

................................................................................................................ 8
Section 3.8

Taxes ......................................................................................................................

8
Section 3.9

Capital Commitments and Expenditures ............................................................. 11
Section 3.10

Compliance with Laws ........................................................................................ 11
Section 3.11

Material Contracts

................................................................................................ 11
Section 3.12

Payments for Production and Imbalances

............................................................ 13
Section 3.13

Consents and Preferential Rights

......................................................................... 13
Section 3.14

Non-Consent Operations; Payout Status

.............................................................. 14
Section 3.15

Environmental Matters......................................................................................... 14
Section 3.16

Suspense Funds

.................................................................................................... 15
Section 3.17

Bankruptcy

........................................................................................................... 15
Section 3.18

Ownership Structure and Interests

....................................................................... 15
Section 3.19

Wells .................................................................................................................... 15
Section 3.20

Special Warranty of Title .....................................................................................

16
Section 3.21

Permits .................................................................................................................

16
Section 3.22

Royalties .............................................................................................................. 17
Section 3.23

Bonds, Letters of Credit and Guarantees

............................................................. 17
Section 3.24

Indebtedness

......................................................................................................... 17
Section 3.25

Condemnation

...................................................................................................... 17
Section 3.26

Powers of Attorney; Bank Accounts.................................................................... 17
Section 3.27

Anti-Corruption; Trade Controls ......................................................................... 17
Section 3.28

Leases

................................................................................................................... 18
Section 3.29

Employment Matters

............................................................................................ 18

Exhibit 10.1

Section 3.30

Operatorship

......................................................................................................... 18
Section 3.31

Intellectual Property

............................................................................................. 18
Section 3.32

Certain Disclaimers

.............................................................................................. 18
ARTICLE 4 REPRESENTATIONS

AND WARRANTIES

OF BUYER

............................ 21
Section 4.1

Generally

.............................................................................................................. 21
Section 4.2

Existence and Qualification

................................................................................. 21
Section 4.3

Organizational Power........................................................................................... 21
Section 4.4

Authorization and Enforceability

......................................................................... 21
Section 4.5

No Conflicts

......................................................................................................... 22
Section 4.6

Liability for Brokers’ Fees

................................................................................... 22
Section 4.7

Litigation

.............................................................................................................. 22
Section 4.8

Financing.............................................................................................................. 22
Section 4.9

Investment Intent ................................................................................................. 22
Section 4.10

Independent Evaluation ....................................................................................... 22
Section 4.11

Consents, Approvals or Waivers.......................................................................... 23
Section 4.12

Bankruptcy

........................................................................................................... 23
Section 4.13

Anti-Corruption; Trade Controls. ........................................................................ 23
ARTICLE 5 COVENANTS OF THE PARTIES .................................................................... 23
Section 5.1

Access. .................................................................................................................

23
Section 5.2

Government Reviews

........................................................................................... 25
Section 5.3

Public Announcements; Confidentiality

.............................................................. 26
Section 5.4

Operation of Business

.......................................................................................... 27
Section 5.5

Amendment to Schedules .................................................................................... 30
Section 5.6

Further Assurances............................................................................................... 31
Section 5.7

Related Party Contracts........................................................................................ 31
Section 5.8

Conduct of Buyer

................................................................................................. 31
Section 5.9

Employee Matters

................................................................................................ 31
Section 5.10

Bonds, Letters of Credit and Guarantees

............................................................. 31
Section 5.11

Transition Services Agreement

............................................................................ 31
Section 5.12

Use of Name ........................................................................................................ 31
Section 5.13

Records. ............................................................................................................... 32
Section 5.14

Insurance

.............................................................................................................. 32
Section 5.15

Anti-Bribery and Corruption................................................................................ 33
Section 5.16

Required Consents ...............................................................................................

35
Section 5.17

Defense of Retained Litigation

............................................................................ 36
Section 5.18

Seller Parent Guaranty

......................................................................................... 36
Section 5.19

Reorganization

..................................................................................................... 36
Section 5.20

Name Change and Reorganization....................................................................... 37
Section 5.21

Notice to Third Persons ....................................................................................... 37
Section 5.22

Seismic Data ........................................................................................................

37
Section 5.23

Supplemental Information ................................................................................... 38
Section 5.24

Operational Technology....................................................................................... 38
ARTICLE 6 CONDITIONS TO CLOSING ........................................................................... 38

Exhibit 10.1

Section 6.1

Seller’s Conditions to Closing .............................................................................

38
Section 6.2

Buyer’s Conditions to Closing

............................................................................. 39
ARTICLE 7 CLOSING

............................................................................................................. 40
Section 7.1

Time and Place of Closing

................................................................................... 40
Section 7.2

Obligations of Seller at Closing

........................................................................... 40
Section 7.3

Obligations of Buyer at Closing .......................................................................... 41
Section 7.4

Closing Payment and Post-Closing Purchase Price Adjustments

........................ 42
ARTICLE 8 TERMINATION

.................................................................................................. 43
Section 8.1

Termination

.......................................................................................................... 43
Section 8.2

Effect of Termination

........................................................................................... 43
ARTICLE 9 INDEMNIFICATION ......................................................................................... 45
Section 9.1

Indemnification

.................................................................................................... 45
Section 9.2

Indemnity Actions

................................................................................................ 48
Section 9.3

Limitation on Actions ..........................................................................................

50
ARTICLE 10 TAX

MATTERS ................................................................................................

52
Section 10.1

Tax Allocations; Tax

Returns

.............................................................................. 52
Section 10.2

Tax Refunds .........................................................................................................

54
Section 10.3

Tax Cooperation................................................................................................... 54
Section 10.4

Characterization of Certain Payments ................................................................. 54
Section 10.5

Transfer Taxes ..................................................................................................... 55
Section 10.6

Termination of Tax

Agreements

.......................................................................... 55
Section 10.7

Purchase Price Allocation

.................................................................................... 55
Section 10.8

Amended Returns................................................................................................. 55
ARTICLE 11

MISCELLANEOUS

.......................................................................................... 56
Section 11.1

Counterparts

......................................................................................................... 56
Section 11.2

Notice

................................................................................................................... 56
Section 11.3

Newco Transaction Expenses ..............................................................................

57
Section 11.4

Governing Law ....................................................................................................

57
Section 11.5

Waivers ................................................................................................................ 58
Section 11.6

Assignment .......................................................................................................... 58
Section 11.7

Entire Agreement

................................................................................................. 58
Section 11.8

Amendment

.......................................................................................................... 58
Section 11.9

No Third Party Beneficiaries ...............................................................................

58
Section 11.10

Construction

......................................................................................................... 58
Section 11.11

Limitation on Damages

........................................................................................ 59
Section 11.12

Conspicuous

......................................................................................................... 59
Section 11.13

Affiliate Liability .................................................................................................

59
Section 11.14

Time of Essence

................................................................................................... 60
Section 11.15

Severability ..........................................................................................................

60
Section 11.16

Specific Performance

........................................................................................... 60

Exhibit 10.1

APPENDICES:
Appendix A

-

Definitions
EXHIBITS:
Exhibit A

-

Form of Assignment Agreement
Exhibit B

-

Allocated Values
Exhibit C

-

Transition Services Agreement
Exhibit D

-

Seller Parent Guaranty
SCHEDULES:
Schedule 1.1(a)

-

Real Property Interests
Schedule 1.1(b)

-

Wells
Schedule 1.1(c)

-

Surface Contracts
Schedule 3.1

-

Seller Knowledge Individuals
Schedule 3.7(a)

-

Pending Litigation
Schedule 3.7(b)

-

Pending Actions
Schedule 3.8

-

Taxes
Schedule 3.9

-

Capital Commitments
Schedule 3.11(a)

-

Material Contracts
Schedule 3.12

-

Imbalances
Schedule 3.13

-

Required Consents
Schedule 3.14

-

Non-Consent Operations; Payout Status
Schedule 3.15

-

Environmental Matters
Schedule 3.16

-

Suspense Funds
Schedule 3.19

-

Wells

Schedule 3.21

-

Permits
Schedule 3.22

-

Royalties
Schedule 3.23

-

Bonds, Letters of Credit, and Guaranties
Schedule 3.24

-

Permitted Indebtedness

Schedule 3.28

-

Leases
Schedule 4.1

-

Buyer Knowledge Individuals
Schedule 5.4

-

Operation of Business
Schedule 5.7

-

Allocated Related Party Contracts

Schedule 5.9(a)

-

Employee Matters
Schedule 5.9(b)

-

Personal Data
Schedule 5.17

-

Retained Litigation
Schedule 5.23

-

Supplemental Information
Schedule A-1

-

Previously-Divested Properties

Exhibit 10.1

PURCHASE AND SALE AGREEMENT
This

Purchase

and

Sale

Agreement

(as

may

be

amended,

restated,

supplemented

or
otherwise modified from

time to time,

this “Agreement”) is

dated as of

September 20, 2021

(the
“Execution Date”), by and between

Shell Enterprises LLC, a Delaware

limited liability company
(“Seller”), on the

one part,

and ConocoPhillips

Company,
a Delaware

corporation (“Buyer”),

on
the other

part. Seller

and

Buyer are

sometimes referred

to herein

individually

as a

“Party”

and,
collectively, as the “Parties.”
RECITALS:
WHEREAS,

SWEPI

LP,

a

Delaware

limited

partnership

(“SWEPI”),

owns

the

Assets,
which are located in the Permian Basin in western Texas;

WHEREAS, Seller

will complete

the Reorganization

whereby,

after effecting

a statutory
merger,

(a) Seller will

own 100 percent

of the membership

interests in Non-Permian

Newco, (b)
Non-Permian Newco

will own

100 percent

of the

membership interests

in Newco

(the “Subject
Interests”) and (c) the Assets will be owned by Newco; and
WHEREAS, the Parties desire that, at the

Closing, Seller shall cause Non-Permian Newco
to

sell

and

transfer

to

Buyer,

and

Buyer

shall

purchase

from

Non-Permian

Newco,

the

Subject
Interests, upon the terms, and subject to the conditions, set forth herein.
NOW,

THEREFORE,

in

consideration

of

the

premises

and

of

the

mutual

promises,
representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt

and sufficiency of which are

hereby acknowledged, the Parties,
intending to be legally bound by the terms hereof, agree as follows:
ARTICLE 1
DEFINITIONS AND INTERPRETATION
Section 1.1
Defined

Terms.

In

addition

to

the

terms

defined

in

the

Preamble

and

the
Recitals

of

this

Agreement,

for

purposes

hereof,

the

capitalized

terms

used

herein

and

not
otherwise defined shall have the

meanings set forth in Appendix

A. A defined term has

its defined
meaning

throughout

this

Agreement

regardless

of

whether

it

appears

before

or

after

the

place
where it is defined, and its other grammatical forms have corresponding meanings.
Section 1.2
References and Rules of

Construction. All references in

this Agreement to
Exhibits, Schedules, Appendices,

Articles, Sections,

subsections, clauses, and

other subdivisions
refer

to

the

corresponding

Exhibits,

Schedules,

Appendices,

Articles,

Sections,

subsections,
clauses, and other

subdivisions of or

to this Agreement

unless expressly provided

otherwise. Titles
appearing at

the beginning

of any

Exhibits, Schedules,

Appendices, Articles,

Sections, subsections,
clauses, and other subdivisions of this Agreement are for convenience only,

do not constitute any
part of this Agreement, and shall be disregarded in construing the language hereof. All references to “$” shall

be deemed

references to

Dollars. Each

accounting term not

defined herein will

have
the meaning given

to it

under GAAP as

interpreted as

of the Execution

Date, and, as

applicable,
as consistently applied in the oil and gas

industry. Unless the context requires otherwise, the word
“or” is not

exclusive. As used

herein, the word

(a) “day” means

calendar day; (b)

“extent” in the

Exhibit 10.1

phrase “to

the extent”

shall mean

the degree

to which

a subject

or other

thing extends,

and such
phrase

shall

not

mean

simply

“if”;

(c)

“this

Agreement,”

“herein,”

“hereby,”

“hereunder,”

and
“hereof,” and words of

similar import, refer to this

Agreement as a whole

and not to any

particular
Article,

Section,

subsection,

clause,

or

other

subdivision

unless

expressly

so

limited;

(d)

“this
Article,” “this Section,” “this subsection,”

“this clause,” and words

of similar import, refer

only to
the Article, Section, subsection, and clause hereof

in which such words occur; and (e)

“including”
(in

its

various

forms)

means

including

without

limitation.

Pronouns

in

masculine,

feminine,

or
neuter genders

shall

be

construed to

state

and

include

any

other

gender,

and

words,

terms,

and
titles (including terms defined herein) in the singular form shall be construed to include the plural and vice

versa, unless

the context

otherwise requires.

Appendices, Exhibits,

and Schedules

referred
to herein are attached

to this Agreement and

by this reference incorporated

herein for all purposes.
Reference herein

to any

federal, state,

local, or

foreign Law

shall be

deemed to

also refer

to all
rules and regulations

promulgated thereunder, unless the context

requires otherwise, and

shall also
be deemed

to refer

to such

Laws as

in effect

as of

the Execution

Date or

as hereafter

amended.
Examples are not

to be

construed to

limit, expressly

or by implication,

the matter they

illustrate.
References to a specific time shall refer to prevailing Central Time,

unless otherwise indicated. If
any period of

days referred to

in this Agreement

shall end on a

day that is not

a Business Day, then
the expiration of such period

shall be automatically extended until

the end of the first

succeeding
Business

Day.

Except

as

otherwise

specifically

provided

in

this

Agreement,

any

agreement,
instrument, or writing defined or referred to herein means such agreement, instrument, or writing, as from time to time amended, supplemented, or modified prior to the Execution Date.
ARTICLE 2
PURCHASE AND SALE
Section 2.1
Purchase

and

Sale.

At

the

Closing,

upon

the

terms

and

subject

to

the
conditions

of

this

Agreement,

Seller

agrees

to

cause

Non-Permian

Newco

to

sell,

transfer,

and
convey the Subject Interests to Buyer, free and clear of any Encumbrances (other than restrictions on transfer

that may be

imposed by state

or federal securities

Laws), and Buyer

agrees to purchase,
accept, and pay for the Subject Interests.
Section 2.2
Effective Time; Proration of Revenues.

(a)
Newco

shall

be

entitled

to

(i) all

production

of

Hydrocarbons

from

or
attributable to the Properties after 7:00 a.m.,

Central Time, on July 1, 2021 (the “Effective Time”)
and all products and proceeds attributable thereto and (ii) all other income, proceeds, receipts and credits earned with respect to the Assets after the Effective Time, and Newco shall be responsible for, and entitled

to any refunds with respect

to, all Property Costs

incurred and attributable to the
period

after

the

Effective

Time

and

all

Asset

Taxes

apportioned

to

Buyer

pursuant

to

Section
10.1(a).
(b)
Seller

shall

be

entitled

to

(i) all

production

of

Hydrocarbons

from

or
attributable

to

the

Properties

prior

to

and

at

the

Effective

Time

and

all

products

and

proceeds
attributable thereto and (ii) all other income, proceeds,

receipts and credits earned with respect

to
the Assets

prior to

and at

the Effective

Time,

and Seller

shall be

responsible for,

and entitled

to
any refunds with respect to, all Property Costs

incurred and attributable to the period prior

to and
at the Effective Time and all Asset Taxes

apportioned to Seller pursuant to Section 10.1(a).

Exhibit 10.1

(c) Should Buyer or any of its Affiliates receive after the Closing any amounts to which Seller

is entitled under Section

2.2(b), Buyer shall, and

shall cause its

relevant Affiliate
to, fully disclose,

account for and

promptly remit the

same to Seller.

If, after the

Closing, Seller
or any of

its Affiliates receives any

amount to which Newco

is entitled under Section

2.2(a), Seller
shall, and shall

cause its

relevant Affiliate

to, fully

disclose, account for,

and promptly

remit the
same to Buyer.
(d)
Should

Buyer

or

any

of

its

Affiliates

pay

after

the

Closing

any

Property
Costs or

Asset Taxes

for which Seller

is responsible under

Section 2.2(b), Seller

shall reimburse
Buyer or its

relevant Affiliate promptly

after receipt from such

party of an invoice,

accompanied
by

copies

of

the

relevant

vendor

or

other

invoice

and

proof

of

payment,

with

respect

to

such
Property Costs

or Asset

Taxes.

Should

Seller or

any of

its

Affiliates

pay

after the

Closing

any
Property Costs or Asset Taxes

for which Newco is responsible

under Section 2.2(a), Buyer shall,
or shall cause Newco

to, reimburse Seller or its relevant

Affiliate promptly after receipt from such
party of

an invoice,

accompanied by

copies of

the relevant

vendor or

other invoice

and proof

of
payment, with respect to such Property Costs or Asset Taxes.
(e)
Notwithstanding the

foregoing, Seller

shall have

no further

entitlement to
amounts earned

from the

sale of

Hydrocarbons produced

from or

attributable

to the

Assets and
other income

earned

with respect

to the

Assets

and

no further

responsibility

for Property

Costs
incurred with respect to the Assets following the final determination and payment of the Purchase
Price in accordance with Section 7.4.
(f)
Right-of-way

fees,

insurance premiums

and

other

Property

Costs

that

are
paid periodically

shall be

prorated based

on the

number of

days in

the applicable

period falling
before, and the number of days in

the applicable period falling on or

after, the day of the Effective
Time.

Asset Taxes shall be apportioned as set forth in Section 10.1(a).
(g)
Settlement between

Buyer and

Seller of

receipts and

disbursements under
Section 2.2(c) and

Section 2.2(d) shall

be made no

less frequently than

monthly on or

before the
20
th

day of the month following the month of such receipt or disbursement.
Section 2.3
Procedures.

(a) For purposes of allocating production and accounts receivable with respect thereto under Section 2.2, (i) liquid Hydrocarbons shall be deemed to be “from or attributable to”
the Properties when they

pass through the

inlet flange of the

pipeline connecting into

the storage
facilities into which they are run or, if there are no such storage facilities, when they pass through the lease automatic

custody transfer meters

or similar meters

at the point

of entry into

the pipelines
through which they are transported from the field and (ii) gaseous Hydrocarbons shall be deemed
to be “from

or attributable to”

the Properties when

they pass through

the custody transfer

meters
on the

pipelines through

which they

are transported

(or whichever

meter

is closest

to the

well).

Seller shall

utilize reasonable

interpolative procedures

to arrive

at an

allocation of

production when
exact

meter

readings

or

gauging

and

strapping

data

is

not

available.

The

terms

“earned”

and
“incurred” shall be interpreted

in accordance with

GAAP and Council of

Petroleum Accountants
Society

(“COPAS”)

standards,

and

expenditures

that

are

incurred

pursuant

to

an

operating
agreement, unit agreement

or similar agreement shall

be deemed incurred when

expended by the

Exhibit 10.1

operator

of

the

applicable

Property

in

accordance

with

or

allowed

under

the

applicable

joint
operating agreement.
(b)
Seller shall be entitled to

handle all joint interest audits

and other audits of
Property Costs

covering the

period for

which Seller

is in

whole or

in part

responsible under

Section
2.2; provided , however , that Seller shall not agree to any adjustments to previously assessed costs for which

Buyer or

Newco is

liable, or

any compromise

of any

audit claims

to which

Buyer or
Newco would

be entitled

or that

may otherwise

materially and

adversely affect

Newco, without
the prior written consent of

Buyer, which consent shall not be unreasonably

withheld, conditioned
or delayed. Each Party shall provide the

other Party with a copy of all

applicable audit reports and
written audit agreements received by such Party or its

Affiliates and relating to periods for which
such other Party is partially responsible.
Section 2.4
Purchase Price. The

total consideration

to be paid

for the Subject

Interests
shall be

comprised of

cash in

the amount

of $9,500,000,000

(the “Base

Purchase Price”

and, as
adjusted pursuant to this Agreement, the “Purchase Price”).
Section 2.5
Adjustments

to

the

Base

Purchase

Price.

All

adjustments

to

the

Base
Purchase Price shall

be made (x) in accordance

with the terms of

this Agreement and, to

the extent
not

inconsistent

with

this

Agreement,

in

accordance

with

GAAP

and

COPAS

standards,

as
applicable, as consistently applied in

the oil and gas industry and

(y) in the case of all matters

set
forth in Section 2.5(a) and Section 2.5(b), only with respect to adjustments identified on or before
the 180
th

day after the Closing (the

“Cut-off Date”).

Each adjustment to the

Base Purchase Price
described in

Section

2.5(a)

and

Section

2.5(b)

shall

be

allocated to

the

Assets

affected

by

such
adjustment.

Without limiting the foregoing, the Base Purchase Price shall be adjusted as follows, with the adjustments to such Base Purchase Price resulting in the “Purchase Price”:
(a)
The

Base

Purchase

Price

shall

be

adjusted

upward

by

the

following
amounts, without duplication:
(i)
an amount equal to all

Property Costs attributable to

the ownership
and operation

of the

Assets or

the production

of Hydrocarbons

therefrom that

are
incurred

after

the

Effective

Time

or

Asset

Taxes

for

which

Buyer

is

responsible
pursuant to Section 10.1(a) but

that have been paid by

Seller or any of its

Affiliates
(other

than

Newco),

as

is

consistent

with

Section

2.2(a)

and

Section

2.2(b),

but
excluding any amounts

previously reimbursed to

Seller or any

such Affiliate

by a
Third Party or pursuant to Section 2.2(d);
(ii)
an amount equal to all proceeds to

which Seller is entitled pursuant
to Section 2.2(b), to the

extent that such proceeds have

been received by Buyer or
any of its

Affiliates, and

not remitted or

paid to Seller

or any of

its Affiliates

(net
of

any

Royalties

paid

by

Buyer

or

its

Affiliates

to

Third

Parties,

gathering,
processing

and

transportation

costs

and

any

Hydrocarbon

production,

severance,
sales or excise Taxes

not reimbursed to Buyer

or its Affiliates

by the purchaser of
Hydrocarbon production); and

Exhibit 10.1

(iii)
any

other

amount

provided

for

elsewhere

in

this

Agreement

or
otherwise

agreed

upon

in

writing

by

the

Parties

as

an

upward

adjustment

to

the
Base Purchase Price.
(b)
The

Base

Purchase

Price

shall

be

adjusted

downward

by

the

following
amounts, without duplication:

(i)
an amount equal to all

Property Costs attributable to

the ownership
and operation

of the

Assets or

the production

of Hydrocarbons

therefrom that

are
incurred

prior

to

and

at

the

Effective

Time

or

Asset

Taxes

for

which

Seller

is
responsible pursuant to Section 10.1(a) but that have been paid by Buyer or any of its Affiliates, as is consistent with Section 2.2(a) and Section 2.2(b),

but excluding
any

amounts

previously

reimbursed

to

Buyer

or

its

relevant

Affiliate

by

a

Third
Party or pursuant to Section 2.2(d);
(ii)
an amount equal

to all proceeds

to which Newco

is entitled pursuant
to Section 2.2(a),

to the

extent that such

amounts have

been received

by Seller

or
any of

its Affiliates

and not

remitted or

paid to

Newco (net of

any Royalties

paid
by Seller or its Affiliates to Third Parties,

gathering, processing and transportation
costs

and

any

Hydrocarbon

production,

severance,

sales

or

excise

Taxes

not
reimbursed to Seller or its Affiliates by the purchaser of Hydrocarbon production);
(iii)
the amount of

funds in suspense

listed on Schedule

3.16 that are

still
in suspense on the Closing Date; and
(iv)
any

other

amount

provided

for

elsewhere

in

this

Agreement

or
otherwise agreed

upon in

writing by

the Parties

as a

downward adjustment

to the
Base Purchase Price.
Section 2.6
Indebtedness Free.

At the

Closing, Newco

will not

be responsible

for any
obligations to repay Indebtedness.
Section 2.7
Deposit.

No

later

than

5:00

p.m.

Central

Time

on

September

21,

2021,
Buyer

shall

pay

to

Shell

US

E&P

Investments

LLC,

in

immediately

available

funds

by

wire
transfer

to

an

account

designated

by

Seller,

an

amount

equal

to

five

percent

(5%)

of

the

Base
Purchase

Price

(the

“Deposit”).

In

the

event

that

the

Deposit

is

not

paid

to

Shell

US

E&P
Investments LLC within

the required time

period, in addition

to any other

remedy available

at Law
or in equity, Seller shall have the

right to terminate this Agreement

pursuant to Section 8.1(b), and
any

rights

or

remedies

Seller

may

have

under

this

Agreement

in

relation

to

such

breach

shall
survive such termination. The Deposit

shall be distributed in accordance

with the terms of Section
8.2(b) or Section 8.2(c), as applicable.
Section 2.8
Withholding.

Buyer

and

its

Affiliates

(and

any

Person

acting

on

their
behalf)

shall

be

entitled

to

deduct

and

withhold

from

any

consideration

otherwise

payable

or
deliverable to Non-Permian Newco

such amounts as may

be required to be

deducted or withheld
therefrom

pursuant

to

applicable

Law.

If

the

applicable

withholding

agent

intends

to

withhold
from any

amounts payable

to

Non-Permian Newco

(other than

with

respect to

any

withholding
relating

to

a

failure

by

Seller

to

deliver

to

Buyer,

at

or

prior

to

the

Closing,

the

deliverable

Exhibit 10.1

contemplated

in

Section

7.2(b)),

the

applicable

withholding

agent

shall

use

commercially
reasonable

efforts

to

provide

prior

notice

of

such

withholding

to

Seller

as

soon

as

reasonably
practicable after

it

determines withholding

is required

and to

reasonably

cooperate to

reduce or
eliminate

such

withholding

to

the

extent

permissible

under

applicable

Law.

To

the

extent

such
amounts are

so deducted

or withheld

and remitted

to the

appropriate Governmental

Authority, such
amounts shall be

treated for

all purposes

of this Agreement

as having been

paid to the

Person to
whom such amounts would otherwise have been paid absent such deduction or withholding.
ARTICLE 3
REPRESENTATIONS

AND WARRANTIES

OF SELLER
Section 3.1
Generally.

(a)
Any representation

or warranty qualified

by the

“Knowledge of Seller”

or
“to Seller’s Knowledge”

or with any

similar knowledge qualification is

limited to matters

within
the Knowledge of the individuals listed in Schedule 3.1.
(b)
Subject to the disclaimers and waivers contained

in and the other terms and
conditions of this

Agreement, and the exceptions

and matters set forth

on the Schedules attached
to this Agreement, Seller represents and warrants

to Buyer the matters set forth in this Article

3 as
of the Execution Date (except for the representations and warranties that refer to a specified date,
which will be deemed made as of such date).
(c)
The

disclosure

of

any

matter

in

any

Schedule

to

a

representation

and
warranty

of

Seller

set

forth

in

this

Article

3

shall

be

deemed

to

be

a

disclosure

for

all
representations

and

warranties

in

respect

of

which

it

is

evident

such

matter

relates,

but

shall
expressly not be deemed to

constitute an admission by Seller

to otherwise imply that such

matter
is material for the purposes of this Agreement.
Section 3.2 Existence and Qualification.
(a)
Seller is a limited liability

company duly organized, validly existing, and

in
good standing under the Laws

of the State of Delaware

and is duly qualified to

do business in all
jurisdictions

in

which

its

ownership

of

property

or

conduct

of

business

requires

Seller

to

be
qualified except where

the failure to

be so qualified

or licensed or in

good standing, individually
or in the aggregate, has not been and would not reasonably be expected to be material to Seller.
(b)
As of the Closing, following the Merger,

each of Non-Permian Newco and
Newco will be a

limited liability company duly

organized, validly existing,

and in good standing
under the Laws of the

State of Texas

and will be duly

qualified to do business

in all jurisdictions
in which its ownership of property or conduct of

business requires it to be qualified, except where
the failure

to be

so qualified

or licensed

or in

good standing,

individually or

in the

aggregate, would
not reasonably be expected to be material to it.
Section 3.3
Organizational

Power.

Seller

has

all

requisite

limited

liability

company
power to enter into

and perform this

Agreement and each Transaction

Document to which

Seller
is or will be a

party and to consummate the

transactions contemplated by this Agreement

and such
other Transaction Documents.

As of the

Closing, following the

Merger, Non-Permian Newco will

Exhibit 10.1

have all requisite limited liability company power

to own the Subject Interests and to

carry on its
business as

being conducted

except where

the failure

to have

such power,

individually or

in the
aggregate,

has

not

been

and

would

not

reasonably

be

expected

to

be

material

to

Non-Permian
Newco.

As of

the Closing,

following the

Merger,

Newco will

have all requisite

limited liability
company power to own, lease, and operate its properties and

to carry on its business as now being
conducted

by

SWEPI

with

respect

to

the

Assets,

except

where

the

failure

to

have

such

power,
individually or in the aggregate, would not reasonably be expected to be material to Newco.
Section 3.4
Authorization and Enforceability.

(a)
The execution, delivery, and performance

of this Agreement, all

documents
required to be executed and delivered

by Seller at Closing and all

other Transaction Documents to
which Seller

is or

will be

a party,

and the

performance of

the transactions

contemplated hereby
and

thereby,

have

been

duly

and

validly

authorized

by

all

necessary

limited

liability

company
action on the part of

Seller. This

Agreement has been duly executed

and delivered by Seller

(and
all documents required

hereunder to be

executed and delivered

by Seller at

Closing and all

other
Transaction

Documents

will

be

duly

executed

and

delivered

by

Seller)

and

this

Agreement
constitutes, and

at the

Closing such

documents will

constitute, the

valid and

binding obligations
of Seller, enforceable in accordance with their terms except as such enforceability may be limited by

applicable

bankruptcy

or

other

similar

Laws

affecting

the

rights

and

remedies

of

creditors
generally as

well as

by general

principles of

equity (regardless

of whether

such enforceability

is
considered in a proceeding in equity or at Law).
(b)
All

documents

required

to

be

executed

and

delivered

by

Non-Permian
Newco at

Closing and

all other

Transaction Documents

to which

Non-Permian Newco

will be

a
party,

and

the

performance

of

the

transactions

contemplated

thereby,

will

have

been

duly

and
validly authorized

by all

necessary limited

liability company

action on

the part

of Non-Permian
Newco

and

such

documents

will

constitute,

the

valid

and

binding

obligations

of

Non-Permian
Newco, enforceable in

accordance with

their terms

except as such

enforceability may

be limited
by

applicable

bankruptcy

or

other

similar

Laws

affecting

the

rights

and

remedies

of

creditors
generally as

well as

by general

principles of

equity (regardless

of whether

such enforceability

is
considered in a proceeding in equity or at Law).
Section 3.5
No

Conflicts.

Subject

to

compliance

with

the

HSR

Act,

the

execution,
delivery, and performance of this Agreement and the other Transaction

Documents by Seller, and
the

transactions

contemplated

hereby

and

thereby,

will

not

(a)

violate

any

provision

of

the
Organizational

Documents

of

Seller,

SWEPI,

Non-Permian

Newco

or

Newco,

(b)

result

in

a
material default (with or without due notice or lapse of time or both) or the creation of any lien or encumbrance or give rise to any right of

termination, cancellation or acceleration under any note,
bond, mortgage,

indenture, or

other financing

instrument to

which Seller,

SWEPI, Non-Permian
Newco

or

Newco

is

a

party

or

that

affects

the

Assets

or

the

Subject

Interests,

(c)

violate

any
judgment,

order,

writ,

injunction,

ruling,

or

decree

in

any

material

respect

applicable

to

Seller,
SWEPI, Non-Permian Newco, Newco, or any of the Assets or the Subject Interests, or (d)

violate
any Laws

in any

material respect

applicable to

Seller,

SWEPI, Non-Permian

Newco, Newco,

or
any of the Assets or the Subject Interests.

Exhibit 10.1

Section 3.6
Liability

for Brokers’

Fees. None

of Buyer,

its

Affiliates,

or Newco

shall
directly or

indirectly have

any responsibility,

liability or

expense, as

a result

of undertakings

or
agreements

of

Seller

or

its

respective

Affiliates,

for

brokerage

fees,

finder’s

fees,

agent’s
commissions

or other

similar forms

of compensation

in connection

with this

Agreement or

any
agreement or transaction contemplated hereby.
Section 3.7 Litigation.
(a)
Except

as

set

forth

on

Schedule

3.7(a),

there

are

no

actions,

suits

or
proceedings against

SWEPI, Seller,

Non-Permian Newco

or Newco

pending with

or before

any
Governmental

Authority

or

arbitrator,

or,

to

Seller’s

Knowledge,

threatened

in

writing

(i)

with
respect

to

or

affecting

the

Assets,

the

Subject

Interests,

or

Newco

that

would

reasonably

be
expected to be material to Newco or the ownership, operation, exploration or development of any of the

Assets or

(ii) that

would materially

impair,

hinder,

or delay

Seller’s

ability to

perform its
obligations under this Agreement or any Transaction

Document or Non-Permian Newco’s

ability
to perform those

actions that Seller

is required to

cause Non-Permian Newco to

perform under this
Agreement.
(b) There is no outstanding judgment, order, writ, injunction, ruling, or decree, or pending or, to

the Knowledge of

Seller, threatened material investigation,

by any Governmental
Authority

relating

to

Newco,

the

Subject

Interests,

any

of

the

Assets,

or

the

transactions
contemplated by

this Agreement. Except

as set

forth on

Schedule 3.7(b),

there is

no action,

suit,
or proceeding

(i) by

SWEPI pending, or

for which SWEPI

has commenced preparations

to initiate,
against any other

Person with respect

to the Subject Interests

or the Assets,

(ii) by Newco

pending,
or for which Newco

has commenced preparations

to initiate, against

any other Person, or

(iii) by
any Third

Party (including any

Representative of

Seller or any

of its Affiliates

(excluding Newco))
pending in connection with

the ownership or operation

of the Assets that

is financed by

Seller or
Newco or for which

Seller or any of its

Affiliates (including Newco) is (or

will be) responsible for
any

portion

of

the

costs,

expenses or

liabilities

thereof.

Except

as

set

forth

on

Schedule

3.7(b),
during the

past two

years prior

to the

Execution Date,

there have

been no claims

for personal

injury
or

death

of

any

Person

in

connection

with

the

ownership

or

operation

of

the

Assets

for

which
Newco

would

have

any

liability

in

any

respect

after

the

Closing

Date.

Notwithstanding

the
foregoing, with

respect to

matters pertaining

to

Assets that

are operated

by a

Person other

than
Seller

or

its

Affiliates

(including

Newco),

the

representations

and

warranties

set

forth

in

this
Section 3.7(b) are limited to the Knowledge of Seller.
Section 3.8 Taxes.
(a)
All

income

and

franchise

Taxes

and

all

other

material

Taxes

that

have
become due or

payable by

or with respect

to Newco

or the

Assets or the

ownership or operation
thereof (whether or not shown or required to be shown on any Tax Return) have been paid in full.
(b)
All material Tax Returns that were required to

be filed by or with

respect to
Newco

or

the

Assets

or

the

ownership

or

operation

thereof

have

been

duly

filed

(taking

into
account any extension

of time

within which to

file), and

all such Tax

Returns are

true, complete
and correct in all material respects.

Exhibit 10.1

(c)
The

Taxes

reflected

on

the

Tax

Returns

that

will

be

filed

under

Section
10.1(d) and are set

forth on Schedule 3.8(c)

will be the only

Income Taxes

payable by Newco or
SWEPI for the taxable periods covered by such Tax Returns.
(d)
Except

as

set

forth

on

Schedule

3.8(d),

no

audits,

examinations,
investigations

or

proceedings

are

pending,

in

progress

or,

to

Seller’s

Knowledge,

have

been
threatened with respect

to any Taxes

or Tax

Returns relating

to SWEPI or

Newco or

the Assets.
Neither SWEPI

nor Newco

has consented

to, or

entered into

any agreement

with respect

to, and
there is

not currently

in effect

with respect

to any

of the

Assets, any

waiver or

extension of

any
statute of

limitations related

to the assessment,

determination or

collection of

any Taxes. No power
of attorney granted by or with respect

to SWEPI or Newco in respect of

any Taxes is in effect that
will not be revoked or cancelled at or prior to the Closing.
(e)
None

of

the

Assets

is

subject

to

any

tax

partnership

agreement

or

is
otherwise

treated,

or

required

to

be

treated,

as

held

in

an

arrangement

requiring

a

partnership
income Tax Return to

be filed or

otherwise treated, or

required to be

treated, as a

partnership under
Subchapter K of Chapter 1 of Subtitle A of the Code or any similar state or local Law.
(f)
No deficiency for any

material amount of Tax has been

asserted or assessed
by any

Governmental Authority

against SWEPI

or Newco

or with

respect to

any of

the Assets,
which deficiency has not been fully satisfied by payment, settled or withdrawn.
(g)
No claim

has been made

by any

Governmental Authority in

any jurisdiction
in which SWEPI or

Newco does not

file Tax

Returns that any

material Tax

Return is required to
be filed

or any

material

Taxes

are required

to be

paid in

such jurisdiction

by or

with respect

to
SWEPI or Newco.
(h)
There are no Encumbrances for Taxes

(other than liens described in clause
(d) of the definition of Permitted Encumbrances) on any of the Assets.
(i)
SWEPI

has

not

since

2007,

and

Newco

has

never,

been

a

member

of

an
affiliated

group

of

corporations

within

the

meaning

of

Section

1504

of

the

Code

filing

a
consolidated

U.S.

federal

income

Tax

Return,

or

a

member

of

an

aggregate,

combined,
consolidated, unitary

or other

similar group

for state,

local or

foreign Tax

purposes. SWEPI

has
not since 2007, and Newco has never, had any liability for the Taxes of any Person under Section
1.1502-6 of the Treasury

Regulations or any similar provision

of state, local or

foreign Law,

as a
transferee or

successor,

by contract

or other

agreement or

arrangement (other

than pursuant

to a
Customary

Arrangement),

by

operation

of

Law

or

otherwise.

Each

of

SWEPI

and

Newco

has
timely paid all material amounts of Taxes required to be paid by or on behalf of it pursuant to any
Customary Agreement.
(j)
For U.S. federal

income Tax purposes and all applicable

state and local Tax
purposes, SWEPI and

Newco are currently

properly classified as

disregarded entities, as

described
in

Treasury

Regulation

Section

301.7701-3(b)(1)(ii),

and

no

election

has

been

filed

or

made

to
change such

classification for

U.S. federal

income tax

purposes (or

applicable state

or local

Tax
purposes).

Exhibit 10.1

(k)
Neither SWEPI nor Newco

has distributed stock of

another Person, or had
its

stock

distributed

by

another

Person,

in

a

transaction

that

was

purported

or

intended

to

be
governed in whole or in part by Section

355 or Section 361 of the Code

(or any similar provision
of state, local or non-U.S. Law).
(l)
Neither SWEPI nor

Newco is, or has

ever been, a party

to, or bound by, any
agreement or

arrangement relating

to the

sharing, indemnification

or allocation

of Tax

liabilities
(or any similar

agreement or arrangement)

between or among

Persons, in each

case, other than

a
Customary Agreement.
(m)
Except

as

set

forth

on

Schedule

3.8(m),

SWEPI

and

Newco

have

not
requested or received any rulings from, or entered into any arrangements with, any Governmental
Authority,

or received or

benefited from any Tax

exemption, Tax

holiday or other Tax

reduction
agreement or order

or other special

Tax

regime (each a

“Tax

Incentive”). Neither Buyer

nor any
of its

Affiliates will

be liable

to any

Governmental Authority

after the

Closing for

any amounts
benefiting SWEPI or Newco before the Closing

under or with respect to any

such Tax

Incentives
(including as a result of a termination thereof or disqualification therefrom).
(n)
Neither SWEPI nor Newco has

participated in, or been a party

to, a “listed
transaction”

as

this

term

is

defined

in

Treasury

Regulations

Section 1.6011-4(b)

(or

any
predecessor provision).
(o)
Neither

SWEPI

nor

Newco

(i)

has

ever

been

subject

to

Tax

in

a

country
outside of the country in which it

is organized, or (ii) has

ever had a permanent establishment (as
defined in

any applicable

Tax

treaty or

convention) or other

fixed place

of business

in a

country
other than the country in which it is organized. SWEPI and

Newco do not currently own and have
not ever owned an interest in any entity that is

not a “United States person” within the meaning of
Section 7701(a)(30) of the Code.
(p)
SWEPI (with

respect to

the Assets

or the

ownership or

operation thereof)
and Newco have

properly collected and

remitted all material

amounts of sales,

use, value added,
and

similar

Taxes

with

respect

to

sales

or

leases

made

to,

purchases

made

from,

or

services
provided to their

customers or have

properly received and

retained any appropriate

Tax exemption
certificates and

other documentation

for all

services provided,

or sales,

leases, purchases

made,
without

charging

or

remitting

sales,

use,

value

added,

or

similar

Taxes

that

qualify

such

sales,
leases, purchases, or services as exempt from sales, use, value added, and similar Taxes.
(q)
The

consummation

of

the

transactions

contemplated

by

this

Agreement
(whether alone or in combination with a subsequent event) will not result in the loss of deduction
to Buyer or Newco under Section 280G of the Code.
(r)
Notwithstanding

anything

to

the

contrary

in

this

Agreement,

(i)

the
representations

and

warranties

in

this

Section

3.8

and

in

Section

3.29

(to

the

extent

relating

to
Taxes)

are

the

only

representations

and

warranties

in

this

Agreement

with

respect

to

the

Tax
matters of SWEPI and Newco, and (ii) Seller makes no representation or warranty with respect to the existence,

availability,

amount, usability

or limitations

(or lack

thereof) of

any net

operating
loss, net operating loss carryforward, capital loss, capital loss carryforward,

basis amount or other

Exhibit 10.1

Tax

attribute of

Newco after

the Closing

Date, except

for the

representations and

warranties set
forth

in

Section

3.8(j)

and

Section

3.8(q),

and

(iii)

Buyer

acknowledges

and

agrees

that

Buyer
cannot

rely

on

Seller’s

methodologies

for

the

determination

and

reporting

of

Taxes

that

were
utilized for

any Tax

period (or portion

thereof) beginning

prior to the

Closing Date for

purposes
of calculating

and reporting

Taxes

attributable to

any Tax

period (or

portion thereof)

beginning
after the Closing Date.
Section 3.9
Capital

Commitments

and

Expenditures.

Except

as

set

forth

on
Schedule 3.9, as of the Effective

Time, with respect

to the Assets, there are

no outstanding AFEs
or

other

commitments

to

conduct

any

operations

or

expend

any

amount

of

money

on

or

with
respect to

the Assets

which are

binding on

SWEPI that

could reasonably

be expected

to require
expenditures in excess of $2,500,000, individually or in the aggregate, net to SWEPI’s interest.
Section 3.10
Compliance with Laws. With

respect to its ownership

and operation of the
Assets, SWEPI

is (and,

as of

the Closing

Date, Newco

will

be) in

material compliance

with all
applicable Laws

and, to

Seller’s

Knowledge, no

Third Party

operator is

in material

violation

of
any applicable

Laws with

respect to

the Assets.

As of

the Execution

Date, SWEPI

has not

received,
and

to

Seller’s

Knowledge,

no

Third

Party

operator

of

any

of

the

Assets

has

received,

written
notice of any material

violation in any

respect of any applicable

Law relating to

its ownership or
operation

of

the

Assets.

As

of

the

Execution

Date,

SWEPI

has

not

received,

and,

to

Seller’s
Knowledge,

no

Third

Party

operator

of

any

of

the

Assets

has

received,

written

notice

that

it

is
under investigation

by any

Governmental Authority

for potential

non-compliance with

any Law
relating to

its ownership

or operation

of the

Assets in

a material

respect. This

Section 3.10

does
not include any

matters with respect

to Environmental Laws,

which are exclusively

addressed in
Section 3.15, or Taxes, which are exclusively addressed in Section 3.8 and in Section 3.29 (to the
extent relating to Taxes).
Section 3.11 Material Contracts.
(a)
Schedule 3.11(a) sets

forth all

Contracts as

of the

Execution Date

of the

type
described below to

which SWEPI is

a party or

by which SWEPI

or any of

the Assets are

bound,
in each case, that will be binding on Newco after Closing in accordance with

Section 5.19(b), but
excluding, in each case,

(x) those Contracts that are

cancelable without penalty on 30

days’ or less
prior

written

notice

and

(y)

any

Contract

to

which

a

Third

Party

operator

of

the

Assets

is

(but
SWEPI is not) a party

and by which SWEPI and any

of the Assets are bound (for

the avoidance of
doubt, for purposes of

this Section 3.11,

Newco will be deemed

to be bound after

Closing to any
Contract subject

to a Required

Consent that SWEPI

retains as a

Retained Asset pursuant

to Section
5.16(c)) (the “Material Contracts”):
(i)
any

Contract

(excluding

customary

joint

operating

agreements
substantially

in

the

form

of

the

AAPL

promulgated

joint

operating

agreement
forms) that can reasonably be expected to result in

aggregate payments by SWEPI
before Closing

or Newco

after Closing

of more

than $2,500,000

(net to

SWEPI’s
(or, as of the consummation

of the Merger, Newco’s) interest) during the current

or
any

subsequent

calendar

year

(based

solely

on

the

terms

thereof

and

current
volumes, without regard to any expected increase in volumes or revenues);

Exhibit 10.1

(ii)
any Contract that can

reasonably be expected to

result in aggregate
revenues to

SWEPI before

Closing or

Newco after

Closing of

more than

$2,500,000
during

the

current

or

any

subsequent

calendar

year

(based

solely

on

the

terms
thereof and

current volumes,

without regard

to any

expected increase

in volumes
or revenues);
(iii)
any

Hydrocarbon

or

water

(produced

or

fresh)

purchase

and

sale,
acreage

dedication,

volume

commitment,

storage,

marketing,

transportation,
processing, gathering, treatment,

separation, compression,

balancing, fractionation,
disposal,

handling,

or

similar

Contract

with

respect

to

Hydrocarbons

or

water
(produced or fresh)

produced from or attributable

to SWEPI’s interest in the Assets
that is

not terminable

without penalty

or other

payment upon

60 days’

or less

notice;
(iv)
any indenture, mortgage, deed of trust, loan, credit or

note purchase
agreements, or sale-leaseback agreements, guaranties, bonds

(other than operator’s
bonds

required

by

the

Railroad

Commission

of

Texas

or

any

other

applicable
regulatory governmental

authority), letters

of credit,

or similar

financial agreements
or other agreements or instruments governing Indebtedness affecting the Assets

or
that will affect Newco at Closing;
(v)
any

Contract

that

constitutes

a

lease

under

which

SWEPI

is

the
lessor

or

the

lessee

of

real

or

personal

property

which

lease

(A)

cannot

be
terminated by

SWEPI without

penalty or

other payment

upon 60

days’ or

less notice
and (B) involves an annual base rental of more than $2,500,000;
(vi)
any

farmout

or

farmin

agreement,

participation

agreement,
exploration

agreement,

development

agreement,

joint

operating

agreement,

unit
agreement, or purchase and sale agreement, or other Contract that provides for the
purchase,

exchange,

farmin,

or

earning

by

SWEPI

of

any

oil

and

gas

lease

or
mineral rights, other than

customary joint operating agreements

substantially in the
form of the AAPL promulgated joint operating agreement forms;
(vii)
any agreement

regarding any

partnership, Tax

partnership, or

joint
venture, or regarding

any option, put or

call, or right

of first refusal

triggered by the
transactions

contemplated

by

this

Agreement,

with

respect

to

the

Assets

or

the
Subject Interests;
(viii)
any

Contract

that

(A)

contains

or

constitutes

an

existing

area

of
mutual

interest

agreement,

(B)

includes

non-competition

or

non-solicitation
restrictions or

other similar

restrictions on

SWEPI’s doing business,

or (C)

involves
the

settlement,

waiver,

or

release

of

any

material

rights

of

SWEPI

or

the
counterparty;
(ix)
any Contract to sell, lease, exchange,

transfer, or otherwise

dispose
of

all

or

any

part

of

the

Assets

(other

than

with

respect

to

production

of
Hydrocarbons

in

the

ordinary

course)

from

and

after

the

Effective

Time,

but

Exhibit 10.1

excluding

rights

of

reassignment

upon

intent

to

abandon

or

release

a

Well

or

a
Lease;
(x)
any Contract

under which

SWEPI has

the right

to be

“carried” by
another Person (i.e.,

have another Person

pay its share

of costs and expenses)

or the
obligation

to

“carry” another

Person

(i.e.,

pay

the

costs

and

expenses

of

another
Person)

with

respect

to,

or

in

connection

with,

the

ownership,

operation,

or
development of the Properties or

any other assets or

properties (or future assets

or
properties);
(xi)
any Related Party Contract set forth on Schedule 5.7;

and
(xii)
any agreement the primary purpose of which is the

indemnification
of another Person.
(b)
The Material

Contracts are

in full

force and

effect as

to SWEPI

(as of

the
Execution Date) and

Newco (as of

the Closing Date)

and, to Seller’s Knowledge,

are binding upon
the counterparties

thereto

in accordance

with their

terms. SWEPI

is not

(and, as

of the

Closing
Date, Newco will

not be) in material

breach or default

under any Material

Contract, and to

Seller’s
Knowledge,

no

other

Person

that

is

a

party

thereto

is

in

material

breach

or

default

under

any
Material Contract.

To

Seller’s Knowledge,

no event

has occurred,

which after

notice or

lapse of
time, or both,

would constitute a

material default under any

Material Contract. No

written notice
of default

or breach

has been

received or

delivered by

SWEPI under

any Material

Contract, the
resolution

of

which

is

outstanding

as

of

the

Execution

Date,

and

there

are

no

current

notices
received by SWEPI

or Newco of

the exercise of

any premature termination,

price redetermination,
market-out, or curtailment of any such Material Contract. Prior to the Execution Date, and except to the extent not permitted due to confidentiality obligations, true,

complete, and correct copies of
all

Material

Contracts

have

been

made

available

to

Buyer,

including

all

amendments

or
modifications thereto.
Section 3.12
Payments for

Production and

Imbalances. As

of the

Execution Date,

SWEPI
is

not

(and,

as

of

the

Closing

Date,

Newco

will

not

be)

obligated

by

virtue

of

any

take-or-pay
payment, advance payment,

or other similar

payment (other than

Royalties reflected in

the Leases)
to deliver Hydrocarbons, or proceeds from

the sale thereof, attributable to SWEPI’s

(or, as of

the
consummation

of

the

Merger,

Newco’s)

interest

in

the

Properties

at

some

future

time

without
receiving payment therefor

at or after

the time of

delivery.

Except as set

forth on

Schedule 3.12,
there are no material Imbalances attributable to the Properties.
Section 3.13 Consents and Preferential Rights. Except as set forth on Schedule 3.13 (the
“Required

Consents”),

and

subject

to

compliance

with

the

HSR

Act,

(a)

none

of

the

Subject
Interests, the Assets or any portion of

any of the foregoing, is subject

to any Consents, except for
Customary Post-Closing Consents,

and (b)

there are no

Consents required

to be obtained,

provided
or submitted by SWEPI in connection with the

sale of the Subject Interests by Seller

to Buyer, the
Reorganization,

the

execution,

delivery

and

performance

of

this

Agreement

or

the

other
Transaction Documents, or the consummation of

the transactions contemplated hereby

or thereby.
None of the

Subject Interests, the

Assets or any

portion of

any of the

foregoing is

subject to any

Exhibit 10.1

Preferential Rights

or tag-along rights,

drag-along rights

or similar

rights that may

be applicable
to the transactions contemplated by this Agreement.
Section 3.14
Non-Consent

Operations;

Payout

Status.

Except

as

set

forth

on
Schedule 3.14,

prior

to

the

Closing

Date,

SWEPI

has

not

(and,

as

of

the

Closing

Date,

neither
Newco nor SWEPI will have, except as approved by

Buyer pursuant to Section 5.4) elected not to
participate in any operation or activity proposed with

respect to the Properties that could result in
any of SWEPI’s

(or, as of

the consummation of the

Merger, Newco’s)

interest in such Properties
becoming subject

to a

penalty or

forfeiture as

a result

of such

election not

to participate

in such
operation or activity. To

Seller’s Knowledge, Schedule 3.14 contains a complete and accurate list of the status

of any payout

balances, as of

the date set

forth on such

Schedule, for each

Property
that

is

subject

to

a

reversion

or

other

adjustment

at

any

level

of

cost

recovery

or

payout

or
Hydrocarbon production from

or attributable to

such Property (or

passage of

time or other

event
other than termination

of an Property

by its

terms), as of

the dates

shown on

such schedule with
respect to each Property.
Section 3.15 Environmental Matters. Except as set forth on Schedule 3.15:
(a)
Neither SWEPI nor Newco has

entered into, or is subject

to, any agreement
with,

or

consent,

order,

injunction,

decree

or

judgment

of,

any

Governmental

Authority

issued
pursuant to Environmental Laws

that requires any Remediation

of or with respect

to, or relating to
the ownership or operation

of, any of the

Assets, that imposes material

obligations or liability

on
SWEPI or Newco,

or that would

reasonably be expected

to be material

to SWEPI, Newco

or the
ownership, operation, exploration or development of any of the Assets.
(b)
There is no material action, suit,

or proceeding by any Third

Party pending,
or to the Knowledge of Seller,

threatened in writing, in connection with

the ownership, operation
or use of the Assets arising under Environmental Laws.
(c)
To Seller’s Knowledge, there is

no outstanding investigation

or information
request

made

in

writing

by

or

claims

or

other

pending

actions

initiated

by

a

Governmental
Authority related

to Environmental

Laws with

respect to

the Assets

and any

act or

omission by
SWEPI or

Newco.

To

Seller’s Knowledge,

there is

no outstanding

investigation or

information
request

made

in

writing

by,

or

claims

or

other

actions

initiated

by,

a

Governmental

Authority
related to

Environmental

Laws

with

respect to

the

Assets

and

the

act

or

omission

of

any

Third
Party.
(d)
As of the Execution Date, neither SWEPI (nor, to

Seller’s Knowledge, any
Third

Party

operator

of

the

Assets)

has

received

written

notice

that

remains

unresolved

of

any
condition

on

or

with

respect

to

any

Asset,

including

notice

of

liability

with

respect

to

off-site
transportation,

storage,

treatment,

recycling

or

disposal

of

Hazardous

Substances,

that,

if

true,
would constitute

a material

violation of,

require material

Remediation after

the Closing

Date, or
give rise to material obligations

or liability under,

any Environmental Laws or the

environmental
provisions of any of the Leases or Contracts, in each case, by either SWEPI or Newco.
(e)
To

Seller’s

Knowledge, as

of the

Execution Date,

SWEPI has

(and, as

of
the Closing Date,

Newco will have)

all material Permits

required under Environmental

Laws for

Exhibit 10.1

the ownership

or operation of

the Assets, and

all such Permits

are in

full force and

effect, including
the timely filing of any renewal applications.
(f)
To Seller’s Knowledge, during

SWEPI’s and Newco’s period of

ownership,
the

Assets

have

been

owned

and

operated

by

SWEPI

and

Newco

in

compliance

in

all

material
respects

with

all

applicable

Environmental

Laws

and

the

terms

of

any

Permits

issued

pursuant
thereto

and

with

the

environmental

provisions

of

the

Leases

and

Contracts,

except

for

prior
instances of non-compliance that have been fully and finally resolved.
(g)
To

Seller’s

Knowledge,

except

as

would

not

constitute

a

Seller

Material
Adverse Effect, no Environmental Condition exists with respect to the Assets or to the operations of SWEPI or Newco with respect to the Assets.
(h)
Prior

to

the

Execution

Date,

Seller

has

provided

Buyer

with

all

material
written

environmental

assessments,

reports

and

audits

and

written

notices

from

Governmental
Authorities

relating

to

Environmental

Laws

in

its

possession

or

under

its

control

as

of

the
Execution Date relating to the Assets.
Notwithstanding

anything

to

the

contrary

herein,

with

respect

to

Assets

that

are

operated

by

a
Person other

than SWEPI

or Newco,

the representations

and warranties

set forth

in this

Section
3.15 are limited to the Knowledge of Seller.
The representations and warranties set forth in this Section

3.15 and in Section 3.19 represent the
sole and exclusive representations and warranties of Seller with respect to environmental matters, including SWEPI’s and Newco’s

compliance with Environmental Laws.
Section 3.16
Suspense Funds. As

of September 10,

2021 and as

of the date

that is three
(3) days

prior to

the Closing

Date, to

Seller’s

Knowledge, except

as set

forth

on

Schedule 3.16
(which Schedule 3.16 shall be

updated by Seller,

on or prior to Closing,

to reflect any changes to
such Schedule

3.16 as

of the

date that

is three

(3) days

prior to

Closing), neither

SWEPI nor Newco
holds any Third Party funds

in suspense with respect to

production of Hydrocarbons from

any of
the Assets other

than amounts

less than the

statutory minimum amount

that SWEPI or

Newco is
permitted to accumulate prior to payment.
Section 3.17
Bankruptcy.

There

are

no

bankruptcy,

insolvency,

reorganization,
receivership

or

similar

proceedings

pending

against,

being

contemplated

by

or,

to

Seller’s
Knowledge, threatened against Seller or any Affiliate of Seller (including Newco).
Section 3.18
Ownership Structure and

Interests.

Following the Merger,

there will be

no
Interests in Newco other

than the Subject Interests, and

Non-Permian Newco will own,

of record
and beneficially,

100 percent

of the

Subject Interests

free and

clear of

any Encumbrance,

and at
the Closing,

Buyer will

obtain good

and valid

title to

the Subject

Interests free

and clear

of any
Encumbrance. Seller is

not, and at

the Closing Seller and

Non-Permian Newco will

not be, party
to any voting

trust or other

agreement or understanding with

respect to the

voting, transfer or other
disposition of the Subject Interests. The rights

and privileges of the Subject Interests will be

as set
forth in Newco’s Organizational Documents.
Section 3.19
Wells.

Except as set forth on Schedule 3.19:

Exhibit 10.1

(a)
all Wells

have been drilled and completed at

legal locations and within the
limits permitted by all applicable Leases, Contracts, and/or pooling or unit agreements;
(b)
no Well is subject to penalties

on allowables because

of any overproduction
or any other violation of Laws;
(c)
(i) neither SWEPI nor Newco has received

any written notices or demands
from Governmental Authorities or other Third Parties to plug or abandon any Wells and (ii) there
are no Wells

(a) that SWEPI or Newco as operator is currently obligated

(directly or indirectly as
a working

interest owner)

by Law

or Contract

to plug

or abandon

that have

not been

plugged and/or
abandoned,

as

applicable,

in

accordance

in

all

material

respects

with

all

applicable

Laws

and
Contracts, as

applicable, (b)

to the

Knowledge of

Seller,

that a

Third Party

operator is

currently
obligated (directly or indirectly as a working

interest owner) by Law, Lease or Contract to plug or
abandon that have not

been plugged and/or abandoned,

as applicable, in accordance

in all material
respects with all applicable Laws, Leases and Contracts, as applicable, (c) that have been plugged or abandoned by Seller or its Affiliates (including Newco)

(or to Seller’s Knowledge by any other
Person) in a manner that does not comply

in all material respects with all applicable Laws,

Leases
and Contracts, and (d) that are currently

subject to exceptions to a requirement to plug or

abandon
issued by a Governmental Authority; provided , however

that any extension for the period

to plug
and abandon any Well

resulting from the

filing of Form W-3C

with the Railroad

Commission of
Texas shall not constitute such an exception;
(d) As of the Execution Date, SWEPI has (and, as of the Closing Date, Newco
will

have)

(i)

title

to

the

Equipment

free

and

clear

of

Encumbrances,

other

than

Permitted
Encumbrances, or

(ii) with

respect to

rented Equipment,

a good

and valid

leasehold interest

in such
Equipment;
provided , however
, that, with

respect to Assets

that are operated

by a Person

other than Seller

or
its Affiliates

(including Newco),

the representations

and warranties set

forth in

this Section

3.19
are limited to the Knowledge of Seller.
Section 3.20
Special Warranty

of Title.

Subject to

the Permitted

Encumbrances, Seller
warrants that (a) the Leases

and Wells are free and clear of any

Encumbrance made by, through or
under

SWEPI,

Newco,

or

any

of

their

respective

Affiliates

prior

to

the

Closing

Date,

but

not
otherwise

(provided,

if

any

such

Encumbrance

would

also

result

in

a

breach

of

any

other
representation

and

warranty

of

Seller

set

forth

in

this

Article

3

(without

giving

effect

to

the
indemnity

limitations

set

forth

in

Article

9),

Buyer

shall

be

precluded

from

asserting

such
Encumbrance as a breach of this Section 3.20(a)), and (b) none of SWEPI, Newco, or any of their respective Affiliates have

conveyed any

Leases or

Wells prior to the

Execution Date

or the

Closing
Date to anyone outside of

Newco;
provided, however
, that any Buyer claim

for indemnification or
defense

pursuant

to

Section

9.1(b)(ii)

for

Damages

or

Proceedings,

as

applicable,

caused

by,
related to, arising out of, or resulting from any breach of this Section 3.20 shall be limited to such
Damages or

Proceedings,

as

applicable, caused

by,

relating

to,

arising

out of,

or

resulting

from
Third Person Claims.
Section 3.21
Permits.

Except

as

set

forth

on

Schedule

3.21,

as

of

the

Execution

Date,
SWEPI has (and,

as of

the Closing

Date, Newco will

have) all, and,

to the

Knowledge of Seller,

Exhibit 10.1

each Third Party operator has

all, material Permits required to permit

the ownership and operation
of

the

Assets

as

presently

owned

and

operated

by

SWEPI

or

such

Third

Party

operator,

as
applicable, and each is

in full force and effect and

has been duly and

validly issued. The execution
and

delivery

of

this

Agreement

and

the

consummation

of

the

transactions

contemplated hereby
will

not

result

in

any

revocation,

cancellation,

suspension

or

modification

of

any

such

Permit.
There is no outstanding violation in

any material respect of any

of the Permits by either

SWEPI or
Newco and, to

the Knowledge of

Seller, there

is no outstanding

violation in any

material respect
of any of the Permits by any Third Party

operator of the Assets. Section 3.21 does not include any
matters with respect to Environmental

Laws, which are exclusively

addressed in Section 3.15,

or
Taxes,

which are

exclusively addressed in

Section 3.8

and in Section

3.29 (to

the extent

relating
to Taxes).
Section 3.22
Royalties. Except as set

forth on Schedule 3.22

and for such items

that are
being held

in suspense

as permitted

pursuant to

applicable Law,

each of

SWEPI and

Newco has
timely

paid

in

all

material

respects

all

Royalties

due

by

SWEPI

or

Newco,

as

applicable,

with
respect to the Assets.
Section 3.23
Bonds, Letters of Credit and

Guarantees. As of the Execution

Date, SWEPI
has all

bonds, letters

of

credit, guarantees,

and other

similar security

arrangements necessary

to
own the Assets

and, with respect

to all Assets

operated by any

Third Party,

to the Knowledge

of
Seller,

such

Third

Party

has

all

bonds,

letters

of

credit,

guarantees,

and

other

similar

security
arrangements

necessary

to

operate

such

operated

Assets.

Such

arrangements

are

set

forth

on
Schedule 3.23.
Section 3.24
Indebtedness.

Except as set forth on Schedule 3.24, as of the Closing Date,
(a) Newco

will not

have any

Indebtedness, and

(b) no

Asset will

be burdened

by any

Encumbrances
for Indebtedness created by Seller or its Affiliates (including Newco).
Section 3.25
Condemnation.

There

is

no

pending

or,

to

the

Knowledge

of

Seller,
threatened in

writing,

taking

(whether permanent,

temporary,

whole,

or

partial)

of

any

material
part of the Assets by reason of condemnation or the threat of condemnation.
Section 3.26
Powers of

Attorney; Bank

Accounts. Newco

will not

have any

(a) powers
of

attorney

or

comparable

delegations

of

authority

outstanding

or

(b) accounts

or

safe-deposit
boxes with

any banks,

trust companies,

savings and

loan associations

or other

financial institutions.
Section 3.27
Anti-Corruption; Trade Controls.

(a)
With respect to Seller,

Newco, the Subject Interests and the Assets, neither
Seller, Newco

nor their

respective officers

and directors

nor, to their

Knowledge, any

Person acting
on behalf of

them (i) has

violated Anti-Corruption Laws

or Trade Control Laws,

(ii) is a

Restricted
Party,

or

(iii)

whether

directly

or

indirectly,

has

made,

offered,

authorized

or

accepted

any
payment, gift, promise, or

other advantage, to or for

the use or benefit

of any Government Official
or

any

other

Person

where

that

payment,

gift,

promise,

or

other

advantage

would

comprise

a
facilitation payment or

otherwise violate the

Anti-Corruption Laws or

any other applicable

Law,
or that would cause Buyer to be in breach of any Anti-Corruption Laws.

Exhibit 10.1

(b)
Seller maintains

(i) adequate

written policies

and procedures

to comply

with
Anti-Corruption Laws and

Trade Control Laws and (ii)

adequate internal controls, including

using
reasonable efforts to ensure

that all transactions are accurately recorded

and reported in its books
and

records

to

reflect

truly

the

activities

to

which

they

pertain,

such

as

the

purpose

of

each
transaction, with whom it was entered into, for whom it was undertaken, or what was exchanged.

Section 3.28
Leases.

Except as set forth

on Schedule 3.22, SWEPI

is not (and, as

of the
Closing

Date, Newco

will

not be)

in material

breach of

any

terms

and condition

of the

Leases.
Schedule 3.28 contains a true,

correct, and complete list of

all Leases that (a) are

currently held by
payment

of

shut-in

royalties,

reworking

operations,

any

substitute

for

production

in

paying
quantities,

or

any

other

means

other

than

production

in

paying

quantities,

and

(b)

will

expire,
terminate, or otherwise be materially

impaired absent actions by or

on behalf of SWEPI or

Newco
(other than continued production

in paying quantities) on

or before a date

that is 180 days after

the
Closing Date.
Section 3.29
Employment

Matters.

Newco

does

not

employ,

and

has

never

employed,
any individual as

an employee. Newco

does not

sponsor or

contribute to,

or have any

obligation
to contribute to, and has never sponsored or contributed to, or had any obligation to contribute to, any Benefit

Plan. There

does not

now exist,

nor do

any circumstances

exist that

could result

in,
any Controlled Group Liability of Seller, Newco or any ERISA Affiliate that could reasonably be expected to be a liability of the Buyer or its Affiliates (including Newco) following the Closing.
Section 3.30
Operatorship. As

of

the

Execution Date,

SWEPI

has not

received

written
notice pursuant to

and in accordance

with the terms of

any operating agreement with

respect to the
Assets under which SWEPI is currently designated as the operator or, to the Knowledge of Seller,
any other notice with respect to any pending vote to remove SWEPI or any of its Affiliates as the
named “operator” of any of the Assets

for which SWEPI or such Affiliate

is currently designated
as “operator.”

With

respect to

those swaps

of Assets

that SWEPI

operates that

are contemplated
and set forth on Schedule 3.11(a) or Schedule 5.4, Buyer acknowledges that operatorship for such
Assets may change pursuant

to and upon

the consummation of such

swaps, and any such

change
in operatorship shall not constitute a breach of this Section 3.30.
Section 3.31
Intellectual

Property.

Neither

SWEPI

nor

Newco

own

any

Intellectual
Property relating

to the

Assets. None

of Seller

or its

Affiliates (including

Newco) has

interfered
with,

infringed

upon,

misappropriated,

or

violated

any

material

Intellectual

Property

Rights

of
Third Parties in

any material respect,

and none of

Seller or its

Affiliates (including

Newco) have
received

any

written

notice

asserting

that

the

conduct

of

SWEPI’s

or

Newco’s

operations

with
respect

to

the

Assets

materially

infringes

upon

or

materially

violates

any

Intellectual

Property
Rights of any Person.
Section 3.32 Certain Disclaimers.
(a)
EXCEPT AS AND

TO THE EXTENT EXPRESSLY REPRESENTED
AND

WARRANTED

OTHERWISE

IN

THIS

ARTICLE

3,

THE

ASSIGNMENT
AGREEMENT,

THE

CERTIFICATE

OF

SELLER

TO

BE

DELIVERED

AT

THE
CLOSING

PURSUANT

TO

SECTION

7.2(c)

OR

ANY

ASSIGNMENT

SELLER
DELIVERS

TO

NEWCO

PURSUANT

TO

SECTION

5.16(c),

SELLER

EXPRESSLY

Exhibit 10.1

DISCLAIMS,

AND

BUYER

WAIVES

ANY

REPRESENTATION

OR

WARRANTY,
EXPRESS,

STATUTORY

OR

IMPLIED,

IN

THIS

OR

ANY

OTHER

INSTRUMENT,
AGREEMENT

OR

CONTRACT

DELIVERED

HEREUNDER

OR

IN

CONNECTION
WITH

THE

TRANSACTIONS

CONTEMPLATED

HEREUNDER

OR

THEREUNDER,
INCLUDING ANY

REPRESENTATION

OR WARRANTY, ORAL OR WRITTEN, AS

TO
(I)

TITLE

TO

ANY

OF

THE

SUBJECT

INTERESTS

OR

THE

ASSETS,

(II)

THE
CONTENTS,

CHARACTER

OR

NATURE

OF

ANY

DESCRIPTIVE

MEMORANDUM,
ANY

REPORT

OF

ANY

PETROLEUM

ENGINEERING

CONSULTANT

OR

ANY
GEOLOGICAL, SEISMIC

DATA,

RESERVE

DATA,

RESERVE

REPORTS,

RESERVE
INFORMATION (ANY ANALYSIS OR INTERPRETATION THEREOF) RELATING TO
THE

ASSETS,

(III)

THE

QUANTITY,

QUALITY

OR

RECOVERABILITY

OF
HYDROCARBONS

IN

OR

FROM

THE

ASSETS,

(IV)

THE

EXISTENCE

OF

ANY
PROSPECT, RECOMPLETION, INFILL OR STEP-OUT

DRILLING OPPORTUNITIES,
(V)

ANY

ESTIMATES

OF

THE

VALUE

OF

THE

SUBJECT

INTERESTS

OR

THE
ASSETS

OR

FUTURE

REVENUES

GENERATED

BY

SWEPI
OR

THE

ASSETS,

(VI)
THE

PRODUCTION

OF

PETROLEUM

SUBSTANCES

FROM

THE

ASSETS,

OR
WHETHER PRODUCTION HAS

BEEN CONTINUOUS OR

IN PAYING

QUANTITIES,
OR ANY PRODUCTION

OR DECLINE

RATES,

(VII) THE MAINTENANCE,

REPAIR,
CONDITION,

QUALITY,

SUITABILITY,

DESIGN

OR

MARKETABILITY

OF

THE
ASSETS, (VIII)

INFRINGEMENT OF

ANY INTELLECTUAL

PROPERTY RIGHT,

OR
(IX)

ANY

OTHER

RECORD,

FILES

OR

MATERIALS

OR

INFORMATION
(INCLUDING

AS

TO

THE

ACCURACY,

COMPLETENESS

OR

CONTENTS

OF

THE
RECORDS) THAT MAY

HAVE

BEEN MADE AVAILABLE

OR COMMUNICATED TO
BUYER

OR

ITS

AFFILIATES,

OR

ITS

OR

THEIR

EMPLOYEES,

AGENTS,
CONSULTANTS,

REPRESENTATIVES

OR ADVISORS IN CONNECTION WITH

THE
TRANSACTIONS

CONTEMPLATED

BY

THIS

AGREEMENT

OR ANY

DISCUSSION
OR

PRESENTATION

RELATING

THERETO

(INCLUDING

ANY

ITEMS

PROVIDED
IN

CONNECTION

WITH

SECTION

5.1);

AND

EXCEPT

AS

AND

TO

THE

EXTENT
EXPRESSLY REPRESENTED AND WARRANTED

OTHERWISE IN THIS ARTICLE 3,
THE

ASSIGNMENT

AGREEMENT,

THE

CERTIFICATE

OF

SELLER

TO

BE
DELIVERED

AT

THE

CLOSING

PURSUANT

TO

SECTION

7.2(c)

OR

ANY
ASSIGNMENT

SELLER

DELIVERS

TO

NEWCO

PURSUANT

TO

SECTION

5.16(c),
SELLER

FURTHER

DISCLAIMS,

AND

BUYER

WAIVES,

ANY

REPRESENTATION
OR WARRANTY,

EXPRESS,

STATUTORY

OR IMPLIED,

OF MERCHANTABILITY,
FITNESS

FOR

A

PARTICULAR

PURPOSE

OR

CONFORMITY

TO

MODELS

OR
SAMPLES

OF

MATERIALS

OR

ANY

EQUIPMENT,

IT

BEING

EXPRESSLY
UNDERSTOOD AND

AGREED BY

THE PARTIES

HERETO THAT

EXCEPT AS

AND
TO THE EXTENT EXPRESSLY REPRESENTED AND WARRANTED

OTHERWISE IN
THIS

ARTICLE

3,

THE

ASSIGNMENT

AGREEMENT,

THE

CERTIFICATE

OF
SELLER TO BE DELIVERED

AT

THE CLOSING PURSUANT TO

SECTION 7.2(c) OR
ANY

ASSIGNMENT

SELLER

DELIVERS

TO

NEWCO

PURSUANT

TO

SECTION
5.16(c),

AND

WITHOUT

LIMITATIONS

OF

THE

RIGHTS

AND

OBLIGATIONS

IN
ARTICLE

9,

THE

ASSETS

ARE

BEING

TRANSFERRED

“
AS

IS,

WHERE

IS
,”

WITH
ALL FAULTS

AND DEFECTS, AND THAT,

AS OF CLOSING, BUYER HAS MADE OR
CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE.

Exhibit 10.1

(b)
EXCEPT AS AND TO THE

EXTENT EXPRESSLY

SET FORTH IN
THIS AGREEMENT, SELLER SHALL NOT

HAVE

ANY LIABILITY IN

CONNECTION
WITH

AND

HAS

NOT

AND

WILL

NOT

MAKE

(AND

HEREBY

DISCLAIMS)

ANY
REPRESENTATION

OR

WARRANTY

REGARDING

ANY

MATTER

OR
CIRCUMSTANCE

RELATING

TO

ENVIRONMENTAL

LAWS,

ENVIRONMENTAL
CONDITIONS,

ENVIRONMENTAL

LIABILITIES,

THE

RELEASE

OF

HAZARDOUS
SUBSTANCES,

HYDROCARBONS

OR

NORM

INTO

THE

ENVIRONMENT

OR

THE
PROTECTION

OF

HUMAN

HEALTH,

SAFETY,

NATURAL

RESOURCES

OR

THE
ENVIRONMENT,

OR

ANY

OTHER

ENVIRONMENTAL

CONDITION

OF

THE
ASSETS, AND EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THIS
AGREEMENT NOTHING IN

THIS AGREEMENT SHALL

BE CONSTRUED AS

SUCH
A

REPRESENTATION

OR

WARRANTY,

AND

BUYER

SHALL

BE

DEEMED

TO

BE
TAKING

THE

SUBJECT

INTERESTS

AND

ASSETS

“
AS

IS,

WHERE

IS
”

FOR
PURPOSES

OF

THEIR

ENVIRONMENTAL

CONDITION.

BUYER

SHALL

HAVE
INSPECTED,

OR

WAIVED

(AND

UPON

CLOSING

SHALL

BE

DEEMED

TO

HAVE
WAIVED)

ITS

RIGHT

TO

INSPECT,

THE

ASSETS

FOR

ALL

PURPOSES,

AND
SATISFIED ITSELF AS TO

THEIR PHYSICAL

AND ENVIRONMENTAL CONDITION,
BOTH

SURFACE

AND

SUBSURFACE,

INCLUDING

CONDITIONS

SPECIFICALLY
RELATING

TO

THE

PRESENCE,

RELEASE,

OR

DISPOSAL

OF

HAZARDOUS
SUBSTANCES,

SOLID

WASTES,

ASBESTOS,

AND

NORM.

BUYER

IS

RELYING
SOLELY

UPON

THE

TERMS

OF

THIS

AGREEMENT,

EACH

TRANSACTION
DOCUMENT,

AND

ITS

OWN

INSPECTION

OF

THE

ASSETS.

AS

OF

CLOSING,
BUYER HAS MADE ALL

SUCH REVIEWS AND INSPECTIONS

OF THE ASSETS AND
THE

RECORDS

AS

BUYER

HAS

DEEMED

NECESSARY

OR

APPROPRIATE

TO
CONSUMMATE THE TRANSACTION CONTEMPLATED

BY THIS AGREEMENT.
(c)
WITHOUT

LIMITING

SELLER’S

INDEMNITY

AND

DEFENSE
OBLIGATIONS SET

FORTH IN SECTION 9.1(b), BUYER SHALL ASSUME ALL RISK
OF LOSS WITH

RESPECT TO (i) CHANGES

IN COMMODITY OR

PRODUCT PRICES
AND

ANY

OTHER

MARKET

FACTORS

OR

CONDITIONS

FROM

AND

AFTER
CLOSING;

(ii)

PRODUCTION

DECLINES

OR

ANY

ADVERSE

CHANGE

IN

THE
PRODUCTION CHARACTERISTICS

OR DOWNHOLE

CONDITION OF

ANY WELL,
INCLUDING

ANY

WELL

WATERING

OUT,

OR

EXPERIENCING

A

COLLAPSE

IN
THE

CASING

OR

SAND

INFILTRATION,

FROM

AND

AFTER

CLOSING,

AND

(iii)
DEPRECIATION

OF

ANY

ASSETS

THAT

CONSTITUTE

PERSONAL

PROPERTY
THROUGH ORDINARY WEAR AND TEAR.
(d)
SELLER

AND

BUYER

AGREE

THAT,

TO

THE

EXTENT
REQUIRED

BY

APPLICABLE

LAW

TO

BE

EFFECTIVE

OR

ENFORCEABLE,

THE
DISCLAIMERS

OF

CERTAIN

REPRESENTATIONS

AND

WARRANTIES
CONTAINED

IN

THIS

ARTICLE

3

AND

THE

REST

OF

THIS

AGREEMENT

ARE
“ CONSPICUOUS ” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.
(e)
SELLER

EXPRESSLY

DISCLAIMS,

AND

BUYER

WAIVES

ANY
REPRESENTATION

,

WARRANTY,

OR

ASSURANCE,

EXPRESS,

STATUTORY

OR
IMPLIED, IN THIS

AGREEMENT OR ANY

OTHER INSTRUMENT, AGREEMENT OR
CONTRACT

DELIVERED

HEREUNDER

OR

IN

CONNECTION

WITH

THE

Exhibit 10.1

TRANSACTIONS

CONTEMPLATED

HEREUNDER

OR

THEREUNDER,

ORAL

OR
WRITTEN,

REGARDING

THE

OPERATORSHIP

OF

ANY

PORTION

OF

THE
PROPERTIES.
ARTICLE 4
REPRESENTATIONS

AND WARRANTIES

OF BUYER
Section 4.1
Generally.

(a)
Any representation or

warranty qualified by

the “Knowledge of

Buyer” or
“to Buyer’s Knowledge” or

with any similar knowledge qualification

is limited to matters within
the Knowledge of the individuals listed in Schedule 4.1.
(b)
Buyer represents and warrants

to Seller the matters

set forth in this

Article
4 as of

the Execution Date

(except for the representations

and warranties that refer

to a specified
date, which will be deemed made as of such date).
(c)
The disclosure

of any

matter in any

section of

a Schedule

to a representation
and warranty of

Buyer set

forth in this

Article 4

shall be deemed

to be

a disclosure for

all other
sections in respect of which it is evident

such matter relates, but shall expressly not

be deemed to
constitute an admission by Buyer to otherwise imply

that such matter is material for the purposes
of this Agreement.

Section 4.2
Existence

and

Qualification.

Buyer

is

an

entity

duly

organized,

validly
existing, and

in good

standing under

the Laws

of the

jurisdiction of

its organization

and is

duly
qualified to do

business in each

jurisdiction in which

the nature of

its business or

the ownership,
leasing or

operation of

its properties

makes such

qualification or licensing

necessary, except where
the failure to be so

qualified or licensed or in good

standing, individually or in the

aggregate, has
not been and would not reasonably be expected to be material to Buyer.
Section 4.3
Organizational Power. Buyer has the requisite

corporate power to

enter into
and perform this Agreement and

each Transaction Document

to which it is or

will be a party and
to

consummate

the

transactions

contemplated

by

this

Agreement

and

such

other

Transaction
Documents except, where the failure to have such power, individually or in the aggregate, has not been and would not reasonably be expected to be material to Buyer.
Section 4.4
Authorization and

Enforceability. The execution,

delivery, and performance
of this Agreement,

all documents required

to be executed

and delivered by

Buyer at Closing

and
all other Transaction Documents

to which Buyer is or will be

a party,

and the performance of the
transactions

contemplated

hereby

and

thereby,

have

been

duly

and

validly

authorized

by

all
necessary

corporate

action

on

the

part

of

Buyer.

This

Agreement

has

been

duly

executed

and
delivered by Buyer (and all documents required hereunder to be executed and delivered by Buyer at Closing and

all other

Transaction Documents will be

duly executed and

delivered by Buyer)

and
this

Agreement

constitutes,

and

at

the

Closing

such

documents

will

constitute,

the

valid

and
binding

obligations

of

Buyer,

enforceable

in

accordance

with

their

terms

except

as

such
enforceability may be limited by

applicable bankruptcy or other similar Laws

affecting the rights
and remedies

of creditors

generally as

well as

by general

principles of

equity (regardless

of whether
such enforceability is considered in a proceeding in equity or at Law).

Exhibit 10.1

Section 4.5
No

Conflicts.

Subject

to

compliance

with

the

HSR

Act,

the

execution,
delivery, and performance of this Agreement and the other Transaction Documents by Buyer, and the

transactions

contemplated

hereby

and

thereby,

will

not

(a)

violate

any

provision

of

the
Organizational Documents of Buyer, (b) result in a material default (with or without due notice

or
lapse

of

time

or

both)

or

the

creation

of

any

lien

or

encumbrance

or

give

rise

to

any

right

of
termination, cancellation

or acceleration

under any

material note,

bond, mortgage,

indenture, or
other

financing

instrument

to

which

Buyer

is

a

party,

(c)

violate

any

judgment,

order,

writ,
injunction, ruling,

or decree in

any material respect

applicable to Buyer,

or (d) violate

any Laws
in any material respect applicable to Buyer or any of its assets.
Section 4.6
Liability

for

Brokers’

Fees.

None

of

Seller

or

its

Affiliates

(including
SWEPI and Non-Permian

Newco) shall directly

or indirectly have

any responsibility,

liability or
expense, as

a result

of undertakings

or agreements

of Buyer

or its

Affiliates, for

brokerage fees,
finder’s fees, agent’s commissions or other similar forms of compensation in connection with this
Agreement or any agreement or transaction contemplated hereby.
Section 4.7
Litigation. There

are no

actions, suits,

or proceedings

against Buyer

pending
with or

before any

Governmental Authority

or arbitrator,

or,

to Buyer’s

Knowledge, threatened

(a) with respect

to or affecting the assets

of Buyer or any

of its Subsidiaries other

than any actions,
suits or proceedings that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Buyer Material

Adverse Effect, or (b) that would materially impair, hinder,
or

delay

Buyer’s

ability

to

perform

its

obligations

under

this

Agreement

or

any

Transaction
Document.
Section 4.8
Financing.

Buyer

will

have

at

Closing

sufficient

cash,

available

lines

of
credit

or

other

sources

of

immediately

available

funds

(in

Dollars)

to

enable

Buyer

to

pay

the
Purchase Price to Seller at the Closing.
Section 4.9
Investment Intent.

Buyer is an

“accredited investor,” as

such term

is defined
in Regulation D

of the Securities

Act and will

acquire the Subject

Interests for its

own account and
not with

a view

to a

sale or

distribution thereof

in violation

of the

Securities Act,

and any

applicable
state blue sky Laws or any other applicable securities Laws.
Section 4.10 Independent Evaluation.
(a)
Buyer

is

knowledgeable

of

the

oil

and

gas

business

and

of

the

usual

and
customary practices of oil and gas producers, has retained

and taken advice concerning the Assets
and transactions herein from advisors and consultants which

are knowledgeable about the oil and
gas business, and is aware of the risks inherent in the oil and gas business.
(b)
Buyer is

a party

capable of

making such

investigation, inspection,

review
and evaluation of Newco and

the Assets as a prudent purchaser

would deem appropriate under the
circumstances including

with respect

to all

matters

relating to

the Assets,

their value,

operation
and suitability.
(c)
In making

the

decision to

enter into

this

Agreement

and

consummate the
transactions contemplated hereby, Buyer has relied solely on the basis of its own independent due diligence investigation of Newco and the

Assets and the terms

and conditions of this Agreement,

Exhibit 10.1

and Buyer has not

relied on any

representation or warranty,

express, statutory or

implied, oral or
written,

or

any

other

statement,

oral

or

written,

other

than

the

representations

and

warranties
contained in

Article

3,

the

Assignment

Agreement

or

any

assignment

Seller

delivers

to

Newco
pursuant to Section 5.16(c) or

confirmed in the certificate

of Seller to be delivered

at the Closing
pursuant to Section 7.2(c).
Section 4.11
Consents, Approvals or Waivers.

Subject to compliance with

the HSR Act
and the matters

set forth in

Section 5.2, the

Buyer’s execution,

delivery,

and performance of

this
Agreement (and the other Transaction Documents to be executed and delivered by Buyer, and the transactions

contemplated

hereby

and

thereby)

is

not

and

will

not

be

subject

to

any

consent,
approval, or

waiver

from

any

Third

Party

(other

than

any

Governmental

Authority),

except

for
Customary Post-Closing Consents.
Section 4.12
Bankruptcy.

There

are

no

bankruptcy,

insolvency,

reorganization

or
receivership proceedings pending against, being contemplated by, or, to the Knowledge of Buyer, threatened against Buyer or any of its Affiliates.
Section 4.13 Anti-Corruption; Trade Controls.
(a)
Buyer

nor

any

of

its

officers

and

directors

nor,

to

their

Knowledge,

any
Person acting on behalf

of them (i) has violated

Anti-Corruption Laws or Trade Control Laws, (ii)
is

a

Restricted

Party,

or

(iii)

whether

directly

or

indirectly,

has

made,

offered,

authorized

or
accepted

any

payment,

gift,

promise,

or

other

advantage,

to

or

for

the

use

or

benefit

of

any
Government Official

or any

other Person

where that

payment, gift,

promise, or

other advantage
would comprise a facilitation payment

or otherwise violate the

Anti-Corruption Laws or any

other
Applicable Law, or that would cause Seller to be in breach of any Anti-Corruption Laws.
(b)
Buyer

and

its

Affiliates

maintain

(i)

adequate

written

policies

and
procedures

to

comply

with

Anti-Corruption

Laws

and

Trade

Control

Laws

and

(ii)

adequate
internal controls,

including using

reasonable efforts

to ensure

that all

transactions are

accurately
recorded and reported in its books and records

to reflect truly the activities to

which they pertain,
such

as

the

purpose

of

each

transaction,

with

whom

it

was

entered

into,

for

whom

it

was
undertaken, or what was exchanged.

ARTICLE 5
COVENANTS OF THE PARTIES
Section 5.1 Access.
(a)
Between the Execution Date

and the Closing Date

(or earlier termination of
this Agreement), Seller will, and will cause its

Affiliates (including Newco) to, give Buyer and its
Representatives reasonable access to the Assets in Seller’s or its

Affiliates’ possession or control,
Seller’s

and its

Affiliates’

personnel knowledgeable

about the

Assets, the

Subject Interests,

and
Newco, and access to and the right

to copy (or electronic copies of),

at Buyer’s sole cost, risk, and
expense, the

books and

records of

Seller, SWEPI and

Newco in

Seller’s or

its Affiliates’

possession
or control (including any

other information in Seller’s

or its Affiliates’

possession or control that
is reasonably

requested by

Buyer), for

the purpose

of conducting

a reasonable

due diligence

review
of the Assets, the Subject Interests, and Newco, except to the extent that Seller may not do so due

Exhibit 10.1

to any obligations to any

Third Party after the

use of commercially reasonable efforts

to have such
obligations waived.

Buyer shall

be entitled

to conduct

a Phase

I Environmental

Site Assessment
of the

Assets

in SWEPI’s

possession or

control and

may conduct

visual inspections

and

record
reviews

relating

to

the

Assets

in

SWEPI’s

possession

or

control,

including

their

condition

and
compliance

with

Environmental

Laws,
provided
,

that

Buyer

(and

its

Representatives)

shall

not
operate any equipment

or conduct any

invasive testing or

sampling of soil,

groundwater or other
materials (including any testing or sampling for Hazardous

Substances, Hydrocarbons or NORM)
on or with

respect to the

Assets without the

prior written consent

of Seller,

which consent Seller
may grant or deny

in its sole discretion.

Further, Buyer shall provide Seller

with a copy of

Buyer’s
Phase I Environmental Site Assessment.

(b)
Buyer’s

investigation

shall

be

conducted

in

a

manner

that

minimizes
interference with the

operation of

the Assets.

Buyer shall

coordinate its

access rights with

Seller
to reasonably minimize any inconvenience to or interruption of the conduct of business by Seller,
and

Seller

shall

have

the

right

to

accompany

Buyer

(and

any

Representative

of

Buyer)

in
connection with any physical inspection of the Assets.
(c)
Buyer acknowledges

that, pursuant

to its

right of

access to

the Assets,

Buyer
will become privy

to confidential

and other information

of Seller and

its Affiliates

and that such
confidential information (which

includes Buyer’s conclusions with

respect to its

evaluations) shall
be held confidential by Buyer in accordance with the terms of the Confidentiality Agreement and
Section 5.3(b) and any applicable privacy Laws regarding personal information.
(d)
In connection

with the

rights of

physical access, examination

and inspection
granted to Buyer under

this Section 5.1,
WITHOUT PREJUDICE TO ANY

BUYER CLAIMS
FOR

INDEMNIFICATION

OR

DEFENSE

PURSUANT

TO

SECTION

9.1(b)
(INCLUDING SUCH

CLAIMS RELATED

TO SELLER’S

BREACH OF

SECTION 3.15)
OR

OTHERWISE

UNDER

THIS

AGREEMENT,

BUYER

HEREBY

AGREES

TO
INDEMNIFY

AND

HOLD

HARMLESS,

AND

DEFEND,

SELLER,

ITS

AFFILIATES,
AND

EACH

OF

THEIR

RESPECTIVE

OFFICERS,

DIRECTORS,

EMPLOYEES,
AGENTS, ADVISORS AND

OTHER REPRESENTATIVES

FROM AND

AGAINST (AND
BUYER AGREES

TO WAIVE, AND RELEASE

SUCH PERSONS

FROM AND

AGAINST,
ANY CLAIMS

BUYER MAY

HAVE

AGAINST SUCH

PERSONS FOR)

ANY AND

ALL
DAMAGES OR PROCEEDINGS,

AS APPLICABLE, ATTRIBUTABLE

TO PERSONAL
INJURY,

DEATH

OR

PHYSICAL

PROPERTY

DAMAGE,

ARISING

OUT

OF,
RESULTING

FROM

OR

RELATING

TO

ANY

FIELD

VISIT

OR

OTHER

DUE
DILIGENCE ACTIVITY CONDUCTED BY BUYER WITH RESPECT TO THE ASSETS
OR

TO

ANY

VIOLATION

OF

ANY

OF

THE

FOREGOING

PERSON’S

RULES,
REGULATIONS,

OR

OPERATING

POLICIES

(PROVIDED

THAT

SUCH

RULES,
REGULATIONS OR OPERATING

POLICIES ARE MADE AVAILABLE

TO BUYER IN
ADVANCE

OF

OR

DURING

BUYER’S

DUE

DILIGENCE

EVALUATION),

EVEN

IF
SUCH LIABILITIES ARISE OUT OF OR RESULT FROM, SOLELY

OR IN PART,

THE
SOLE,

ACTIVE,

PASSIVE,

CONCURRENT,

OR

COMPARATIVE

NEGLIGENCE,
STRICT LIABILITY OR

OTHER FAULT

OR VIOLATION

OF LAW

BY SELLER,

ITS
AFFILIATES,

EACH

OF

THEIR

RESPECTIVE

OFFICERS,

DIRECTORS,
EMPLOYEES, AGENTS, ADVISORS AND OTHER REPRESENTATIVES,

BUT SHALL
EXCLUDE: (i)

LIABILITIES CAUSED

BY THE

GROSS NEGLIGENCE OR

WILLFUL

Exhibit 10.1

MISCONDUCT

OF

THE

APPLICABLE

INDEMNIFIED

PERSON,

OR

(ii)

ANY
ENVIRONMENTAL LIABILITIES DISCOVERED OR UNCOVERED

AS A RESULT OF
SUCH

EXAMINATION

OR

INSPECTION

TO

THE

EXTENT

THE

PHYSICAL
CONDITIONS GIVING RISE

TO ANY SUCH

ENVIRONMENTAL LIABILITIES WERE
NOT EXACERBATED BY SUCH EXAMINATION

OR INSPECTION.
Section 5.2
Government

Reviews.

In

a

timely

manner,

the

Parties

shall

(a)

make

all
required

filings,

prepare

all

required

applications

and

conduct

negotiations

with

each
Governmental

Authority

as

to

which

such

filings,

applications

or

negotiations

are

necessary

or
appropriate

in

the

consummation

of

the

transactions

contemplated hereby

and

(b)

provide

such
information as

each may

reasonably request

to make

such filings,

prepare such

applications and
conduct

such

negotiations.

Each

Party

shall

reasonably

cooperate

with

and

use

all

reasonable
efforts

to

assist

the

other

with

respect

to

such

filings,

applications,

and

negotiations.

Without
limiting the

foregoing, in

the event

the Parties

determine that

filings by

the Parties

are required
under the HSR Act,

then within ten Business Days following

the execution by Buyer and

Seller of
this Agreement, Buyer and Seller will each prepare

and simultaneously file with the DOJ and the
FTC the notification

and report form

required by

the HSR Act

for the transactions

contemplated
by

this

Agreement,

and

request

early

termination

of

the

waiting

period

thereunder.

Buyer

and
Seller agree to

respond promptly to

any inquiries from

the DOJ or

the FTC concerning

such filings
and

to

comply

in

all

material

respects

with

the

filing

requirements

of

the

HSR

Act.

Buyer

and
Seller shall cooperate with each

other and shall promptly furnish all

information to the other Party
that is necessary in connection

with Buyer’s and Seller’s compliance with the

HSR Act;
provided,
however
, that

(i) any

materials concerning

valuation of

the transaction

may be

redacted, and

(ii)
each

of

the

Parties,

as

each

deem

advisable

and

necessary,

may

reasonably

designate

any
competitively sensitive material

provided to the

other under

this Section 5.2

as “counsel

only” and,
in such

event, such

material and

the information

contained therein

shall be

given only

to the

outside
legal counsel

of

the

recipient and

shall not

be

disclosed by

such

counsel

to non-legal

directors,
officers,

employees

or

other

advisors

or

representatives

of

the

recipient

unless

prior

consent

is
obtained in

advance from

the source

of the

materials or

its legal

counsel. Buyer

and Seller

shall
keep each other fully advised with respect

to any requests from or communications

with the DOJ
or

FTC

concerning

such

filings

and

shall

consult

with

each

other

with

respect

to

all

responses
thereto. Buyer and Seller agree not to participate, or to

permit their Affiliates or representatives to
participate,

in

any

substantive

meeting

or

discussion

with

any

Governmental

Authority

in
connection with

the

transactions

contemplated by

this

Agreement unless

it

so consults

with the
other Party

in advance

and, to

the extent

not prohibited

by such

Governmental Authority,

gives
the other Party

the opportunity to

attend and participate

duly represented by

its external counsel.
The Parties shall use their reasonable efforts in connection with any HSR Act filing and to secure any required

approval from

the antitrust

agencies to

consummate the

transactions

contemplated
hereby;
provided,

however,
that

nothing

in

this

Agreement

shall

require

Buyer

or

any

of

its
Affiliates to take any action

to, consent or proffer

to divest, hold separate, or

enter into any license
or similar

agreement with

respect to,

or agree

to restrict

the ownership

or operation

of, any

business
or assets of Buyer,

Newco, Seller, or

any of their respective Affiliates. Notwithstanding

anything
to the

contrary herein,

in no

event shall

Buyer or

any of

its Affiliates

be obligated

to litigate

or
participate

in

the

litigation

of

any

action,

whether

judicial

or

administrative,

brought

by

any
Governmental

Authority

or

appeal

any

order

challenging

or

seeking

to

make

illegal,

delaying
materially or

otherwise directly

or indirectly

restraining or

prohibiting the

consummation of

the

Exhibit 10.1

transactions contemplated hereby. All

filing fees incurred in connection with the HSR

Act filings
made pursuant to this Section 5.2 shall be paid by Buyer.
Section 5.3 Public Announcements; Confidentiality.
(a)
From and after the Execution

Date and through the Closing

Date, no Party
shall

make

(or

cause

any

Affiliate

or

Newco

to

make)

any

press

release

or

other

public
announcement, including

any press

release or

other public

announcement through

social media,
regarding the

existence

of this

Agreement, the

contents

hereof or

the transactions

contemplated
hereby

without

the

prior

written

consent

of

the

other

Party

(collectively,

the

“Public
Announcement Restrictions”), which consent shall

be requested no fewer

than five Business Days
prior to the date on which the relevant press release or other public announcement is desired to be made.

The

Public

Announcement

Restrictions

shall

not

restrict

disclosures

to

the

extent

(i)
necessary

for

a

Party

to

perform

this

Agreement

(including

disclosures

to

Governmental
Authorities or Third Parties holding rights of consent or other rights that may be applicable to the transaction

contemplated

by

this

Agreement,

as

reasonably

necessary

to

provide

notices,

seek
waivers,

amendments

or

termination

of

such

rights,

or

seek

such

consents),

(ii)

required

(upon
advice of counsel) by applicable

securities or other Laws or

regulations or the applicable rules

of
any

stock

exchange

having

jurisdiction

over

the

Parties

or

their

respective

Affiliates,

or

(iii)
consistent with prior press

releases or other public

announcements agreed in writing

by the other
Party

or

otherwise

made

in

compliance

with

this

Section

5.3(a)

or

any

presentation,
communication

plan

or

strategy

previously

agreed

to

in

writing

by

the

other

Party

(for

the
avoidance of doubt, the Public

Announcement Restrictions shall not (x)

restrict disclosures made
in an earnings release, earnings call,

or other communication with current

or potential investors or
financial analysts

that is

consistent with

any such

press release,

public announcement,

presentation,
communication plan or strategy that is permitted pursuant to subsection (iii) of this Section 5.3(a)
or (y)

restrict Buyer

from communicating

with any

counterparty to

a Lease,

Surface Contract

or
Contract about any

matter that Buyer

is permitted to disclose

pursuant to this

Section 5.3(a) or

that
is not otherwise

subject to a

Confidentiality Restriction).

In the case

of the disclosures

described
under subsections (i) and

(ii) of this Section 5.3(a),

each Party shall use its

best efforts to consult
with the other

Party regarding the

contents of any

such release or announcement

prior to making
such release or announcement.
(b)
The

Parties

shall

keep

all

information

and

data

relating

to

(i)

this
Agreement, the

contents hereof,

and the

transactions contemplated

hereby and

(ii) the

Assets, in
each case,

strictly

confidential

(and shall

cause its

Affiliates

to

keep such

information

and

data
confidential) except

for (i)

disclosures to

Representatives of

the Parties

(
provided , however , that
such

Representatives

are

first

directed

by

the

disclosing

Party

to

treat

such

information

in
accordance

with

the

terms

of

this

Agreement

and,

in

each

case,

the

disclosing

Party

will

be
responsible for making sure that the Representatives keep such information and data confidential)
to the extent

required to perform

this Agreement, (ii)

disclosures by Seller

of such information

and
data to its Affiliate or to the employees, officers, directors, members, equity owners or counsel of
Seller or any of its

Affiliates to the

extent necessary for use in

internal operations by Seller

or its
Affiliates

(
provided , however
, that

Seller will

be

responsible for

making

sure that

such Persons
keep such

information and

data confidential),

and (iii)

information that

is or

becomes known

to
the public other

than as

a result

of a breach

of this

Agreement (collectively,

the “Confidentiality
Restrictions”).

Exhibit 10.1

(c)
The

Confidentiality

Restrictions

shall

not

restrict

disclosures

that

are

(i)
required

(upon

advice

of

counsel)

by

applicable

securities

or

other

Laws

or

regulations

or

the
applicable

rules

of

any

stock

exchange

having

jurisdiction

over

the

Parties

or

their

respective
Affiliates;

(ii)

necessary

for

a

Party

to

perform

this

Agreement

(including

disclosures

to
Governmental Authorities

or Third

Parties holding

rights of

consent or

other rights

that may

be
applicable to the transaction contemplated by this Agreement, as reasonably necessary to provide
notices,

seek

waivers,

amendments

or

termination

of

such

rights,

or

seek

such

consents);

(iii)
necessary for a Party to enforce its rights under this Agreement or to defend any claim brought or threatened by any

other Party to

this Agreement, or such

Party’s Affiliates; or (iv) permitted or

not
restricted pursuant to Section 5.3(a). In the case of the disclosures described under subsections (i)
and (ii) of

this Section 5.3(c),

each Party shall

use its commercially

reasonable efforts to

consult
with the other Party

regarding the contents of

any such disclosure prior

to making such disclosure.
(d)
To the

extent that the foregoing provisions of this Section 5.3 conflict with the provisions

of the

Confidentiality Agreement,

the provisions

of this

Section 5.3

shall prevail
and control to the extent of such

conflict. If Closing should occur,

the Confidentiality Agreement
shall terminate as

of the Closing

and the Confidentiality

Restrictions set forth

in this

Section 5.3
shall terminate as to Buyer and its Affiliates (including Newco) at Closing.
Section 5.4
Operation

of

Business.

Except

(i)

for

the

operations

set

forth

on
Schedule 3.9 or Schedule

5.4, (ii) as required

in the event of

an emergency to protect life,

property
or the environment, (iii) as

may be required by

Law,

(iv) as permitted or otherwise

contemplated
by this Agreement, or (v) as otherwise approved in writing by Buyer, which approval shall not be unreasonably

withheld,

conditioned,

or

delayed

and

without

limiting

any

disclaimer

expressly
made by Seller

in this Agreement,

from the Execution Date

until the Closing

Date, Seller shall

and
shall cause SWEPI and Newco (following the Merger) to:

(a)
conduct

its

business,

in

accordance

with

its

ordinary

course

of

business,
consistent with past

practice, and

subject to interruptions

resulting from

force majeure,

mechanical
breakdown or planned maintenance,

and conduct its

business related to the

Assets in compliance
with the Leases, Contracts and all applicable Laws;
(b)
not resign

SWEPI’s

or Newco’s,

as the

case may

be, position

as operator
with respect to any of the Assets, or abandon any of the Assets, other than as required pursuant to the terms of any agreement or as required by applicable Law;
(c)
except

for

(i)

those

capital

expenditures

by

SWEPI

provided

for

in

the
capital expenditure budget

set forth on

Schedule 5.4, and

(ii) capital expenditures

to repair damage
resulting

from

insured

casualty

events

or

required

on

an

emergency

basis

for

the

safety

of
individuals,

assets

or

the

environment,

not

authorize,

propose,

or

commit

to

any

operation
reasonably anticipated by Seller

to cost the owner

of the Assets

more than $2,500,000 per

activity,
net to SWEPI’s (or,

as of the consummation of the Merger, Newco’s)

interest;
(d)
(i) not

take any

affirmative action

to terminate,

materially amend, execute
or

extend

any

Leases

(except

as

specifically

described

on

Schedule

5.4),

(ii)

except

for

those
amendments, waivers, modifications

or extensions to

Material Contracts resulting

from operations
set forth on

Schedule 5.4 (to

the extent the terms

of such amendments, waivers,

modifications or

Exhibit 10.1

extensions

are

expressly

set

forth

on

Schedule

5.4),

not

terminate,

materially

amend,

waive,
modify,

or extend any

Material Contracts, and

(iii) not enter

into any

new contract

which would
constitute a Material Contract if executed prior to the Execution Date or amend a

Contract that by
virtue of

the

amendment

makes such

Contract

a

Material Contract;

in each

case, other

than

the
execution or extension

of a Contract

for the sale,

exchange, or marketing

of oil, gas

and/or other
Hydrocarbons in

the ordinary

course of

business and

terminable without

penalty on

60 days’

or
shorter notice;
(e)
not enter into or extend any Surface Contract other

than (i) the extension of
the term of those

Surface Contracts described

in Schedule 5.4

and (ii) the

execution of a

Surface
Contract that

(x) contains

terms typically

and customarily

included in

similar instruments

in the
oil and gas industry and (y) would not reasonably

be expected to result in aggregate payments by
Newco after Closing

of more than

$250,000 (net to

SWEPI’s (or,

as of the

consummation of the
Merger, Newco’s)

interest) during the current or any subsequent calendar year;
(f)
maintain

all

material

insurance

policies

in

the

amounts

and

of

the

types
presently in force with respect to the Assets and the operations and activities of SWEPI and, as of the consummation of the Merger, Newco;
(g)
maintain

the

books,

accounts

and

records

of

SWEPI

with

respect

to

the
Assets

and,

upon

consummation

of

the

Merger,

Newco

in

the

ordinary

course

of

business
consistent

with

past

practice

and

in

compliance

with

all

applicable

Laws

and

contractual
obligations;
(h)
promptly

notify

Buyer

of

any

material

emergency

affecting

Newco’s
business or the Assets;
(i)
promptly

notify

Buyer

of,

and

not

settle

or

compromise,

any

material
actions,

suits

or

proceedings

filed

with

any

Governmental

Authority,

or

threatened

in

writing
against SWEPI or

Newco with respect

to the Assets,

Newco or the

transactions contemplated by
this Agreement;
(j) not amend or otherwise change the Organizational Documents of Newco;
(k)
maintain all Permits,

approvals, bonds and guaranties

affecting the Assets,
and make all filings

that Seller and its

Affiliates are required to

make under applicable Law

with
respect to the Assets;
(l)
not transfer, sell, hypothecate,

encumber or otherwise

dispose of any

Assets
except

for

(i)

sales

and

dispositions

of

Hydrocarbons

or

equipment

and

materials

made

in

the
ordinary

course

of

business

consistent

with

past

practices,

which

in

the

case

of

equipment

and
materials, are replaced

with equipment and

materials of comparable

or better value

and utility in
connection

with

the

maintenance,

repair,

and

operation

of

the

Assets

and

(ii)

other

sales

and
dispositions of the Assets (other than Properties and Surface

Contracts) not exceeding $1,000,000
in the aggregate;
(m)
promptly notify Buyer of any written notice

received by Seller, SWEPI,

or
Newco of

any material

violation of

any Environmental

Laws relating

to Newco

or the

Assets where

Exhibit 10.1

such violation

has not

been previously

cured or

otherwise resolved

to the

written satisfaction

of
the relevant Governmental Authority;
(n)
not issue,

sell, pledge,

transfer,

or dispose

of, or

otherwise subject

to any
Encumbrance, any

of the

Subject Interests

or any

other Interest

of Newco,

or any

options, warrants,
convertible securities or other rights of any

kind to acquire any such Subject Interests

or any other
Interest of Newco;
(o)
not

declare,

set

aside

or

pay

any

dividends

on,

or

make

any

other
distributions (whether in cash, stock or property) in respect of, the Subject Interests;
(p)
not reclassify, combine,

split, subdivide

or redeem,

or purchase

or otherwise
acquire,

directly

or

indirectly,

the

Subject

Interests,

or

make

any

other

change

with

respect

to
Newco’s capital structure;
(q)
not

acquire

any

Interest

in

any

corporation,

partnership,

limited

liability
company, other business organization

or division thereof

or any

material amount of

assets, or enter
into any joint venture, strategic

alliance, exclusive dealing, noncompetition

or similar contract or
arrangement other than acquisitions as to which

the aggregate amount of the consideration

paid or
transferred by

Newco

in

connection

with

all

such

acquisitions

would

not exceed

$2,500,000

or
would be permitted under Section 5.4(d);
(r)
not

adopt

any

plan

or

agreement

of

complete

or

partial

liquidation,
dissolution,

restructuring,

recapitalization,

merger,

consolidation

or

other

reorganization

or
otherwise effect any transaction that would alter Newco’s limited liability company structure;
(s)
not incur any

Indebtedness or

issue any

debt securities or

assume, guarantee
or endorse, or otherwise become responsible

for, the obligations of any Person, or make any loans
or advances;
(t)
not

make,

compromise

or

forgive

any

loans,

advances,

or

capital
contributions to, or investments in, any other Person;
(u)
not make any

change in any

method of accounting

or accounting practice

or
policy, except as required by GAAP;
(v)
except in

the ordinary

course of

business (and,

in each

case, as

would not
materially

affect

Buyer

or

any

of

its

Affiliates,

Newco

or

the

Assets),

not

(i)

make,

change

or
revoke any Tax election (including making any election for Newco to be treated as an association taxable

as

a

corporation

for

U.S.

federal

income

tax

purposes

or

applicable

state

or

local

Tax
purposes), (ii)

change any

annual Tax

accounting period,

(iii) change

any method

of accounting
for Tax purposes, (iv) commence, settle, or compromise any

claim or assessment in respect

of any
Taxes

or

any

other

Tax

Proceeding,

(v)

file

any

Tax

Returns

other

than

in

a

manner

that

is
consistent with

past practice,

except to

the extent

required by

applicable Law, (vi)

file any

amended
Tax

Return, (vii)

agree to

an extension

or waiver

of the

statute of

limitations with

respect to

the
assessment, collection or determination of any Taxes, (viii) enter into any closing agreement with respect to

any

Taxes,

(ix)

grant

any power

of

attorney with

respect to

Taxes,

(x)

surrender

any
right to claim a Tax refund, or (xi) enter into any Tax allocation, Tax sharing, Tax receivable, Tax

Exhibit 10.1

indemnity agreement

or other

similar agreement

or arrangement,

or any

closing or

other agreement
relating to Taxes;
(w)
not take any action that

would or would reasonably

be expected to prevent
or

materially

delay

the

Closing

and

the

consummation of

the

transactions

contemplated by

this
Agreement; and
(x)
not

enter

into

an

agreement

or

commitment

that

would

cause

Newco

to
violate any of the foregoing clauses (a) through (w).
Requests for

approval of

any action

restricted by

this Section

5.4 shall

be delivered

to the

following
individual, who shall

have full authority to

grant or deny

such requests for

approval on behalf of
Buyer; provided , that such approval shall not be unreasonably withheld, conditioned or delayed:
Danny Yick
Sr. Director
Acquisitions & Divestitures

925 N. Eldridge Parkway
Houston, Texas 77079
SP1-21-21-N096
Danny.H.Yick@conocophillips.com
Buyer’s approval of

any action restricted

by this Section

5.4 shall be

considered granted within

ten
days

after

Seller’s

notice

to

Buyer

requesting

such

consent

unless

Buyer

notifies

Seller

to

the
contrary during that period. In the event

of an emergency,

Seller (or SWEPI or Newco) may

take
such action as a

reasonably prudent owner or

operator would take and

shall notify Buyer of

such
action

promptly

thereafter.

In

cases

in

which

neither

Seller

nor

any

of

its

Affiliates

(including
SWEPI

and

Newco)

is

the

operator

of

any

portion

of

the

Assets,

to

the

extent

that

the

actions
described

in

this

Section

5.4

may

only

be

taken

by

(or

are

the

primary

responsibility

of)

the
operator of such

Assets, the provisions

of this

Section 5.4 shall

be construed to

require only that
Seller use,

or cause Newco

to use, commercially

reasonable efforts to

cause the operator(s)

of such
Assets to take such

actions within the constraints

of the applicable operating

agreements and other
applicable agreements.
Section 5.5
Amendment to

Schedules. At

any point

prior to

the date

that is

five Business
Days

prior

to

Closing,

Seller

shall

have

the

right

to

supplement

its

Schedules

relating

to

the
representations

and

warranties

set

forth

in

Article

3

with

respect

to

any

matters

first

occurring
subsequent

to

the

Execution

Date

(including

with

respect

to

any

matters

taken

by

Seller

in
accordance with, but not in

violation of, Section 5.4).

However, all such supplements (except with
respect

to

matters

taken

by

Seller

in

accordance

with

Section

5.4)

shall

be

disregarded

for

all
purposes,

including

determining

whether

the

conditions

to

Buyer’s

obligation

to

close

the
transaction pursuant to Section

6.2(a) and Section

6.2(b) have been satisfied;
provided , however ,
if Seller has supplemented

its Schedules pursuant to

this Section 5.5, and

based upon the matters
relating to such

supplements (other than matters

taken by Seller

in accordance with

Section 5.4),
Buyer’s obligation to close the transactions pursuant to Section 6.2(a)

and Section 6.2(b) have not
been

satisfied

but

Buyer

nevertheless

elects

to

close

the

transactions

contemplated

hereunder,
Buyer will be deemed to have waived only the matters

disclosed pursuant to any such supplement

Exhibit 10.1

which gave rise to Buyer’s right

to not close the transactions contemplated

by this Agreement (for
the avoidance of doubt, no

matter set forth in any

such supplement will be taken

into account for
purposes

of,

and

will

not

affect

Buyer’s

remedies

under,

Section

9.1(b)(ii)

with

respect

to

any
breaches of Seller’s representations and

warranties related to the

Assets that do not

individually or
in the

aggregate give

rise to

a failure

of a

condition precedent

to Buyer’s

obligation to

close the
transaction contemplated by this Agreement contained in Section 6.2(a)).
Section 5.6
Further

Assurances.

After

Closing,

the

Parties

agree

to

take

such

further
actions

and

to

execute,

acknowledge

and

deliver

all

such

further

documents

as

are

reasonably
requested

by

the

other

Party

for

carrying

out

the

purposes

of

this

Agreement

or

any

other
Transaction Document.
Section 5.7
Related

Party

Contracts.

Except

as

set

forth

on

Schedule

5.7,

no

Related
Party Contracts shall be allocated to Newco or included in the Assets.
Section 5.8 Conduct of Buyer. Except with the prior written consent of Seller, from the
Execution Date until the Closing, Buyer shall not take any action that would or would reasonably be expected to

prevent or materially

delay the Closing

and the consummation

of the transactions
contemplated by this Agreement.
Section 5.9
Employee

Matters.

Seller

and

Buyer

shall

comply

with

the

terms

and
conditions

with

respect

to

employee

matters

and

personal

data

protection

set

forth

in

Schedule
5.9(a) and Schedule 5.9(b), respectively.
Section 5.10
Bonds,

Letters

of

Credit

and

Guarantees.

The

Parties

acknowledge

and
agree that none of the bonds,

letters of credit and guarantees listed

on Schedule 3.23, which have
been posted

by Seller

or its

Affiliates (other

than Newco)

with Governmental

Authorities and

relate
to the Assets

for the benefit

of Newco, may

be transferable to

Buyer.

Promptly following Closing,
Buyer shall obtain,

or cause

to be obtained

in the name

of Buyer

or its Affiliate

(including Newco),
as

applicable,

replacements

for

such

bonds,

letters

of

credit

and

guarantees,

to

the

extent

such
replacements are necessary to permit cancellations of

such bonds, letters of credit and

guarantees
posted by Seller or its

Affiliates (other than Newco)

with respect to the Assets

or to consummate
the transactions contemplated by this Agreement.
Section 5.11
Transition Services Agreement. From the Execution

Date until the Closing
Buyer

and

Seller

shall

take

commercially

reasonable

efforts

to

negotiate

a

transition

services
agreement that contains terms

substantially similar to those

set forth on Exhibit

C and such other
terms that

are mutually

acceptable to

the Parties

(the “Transition

Services Agreement”).

For the
avoidance of doubt, the

Parties’ covenants and obligations

pursuant to this Section

5.11 shall

not
be conditions

precedent to

Closing pursuant

to Section

6.1 and

Section 6.2

or be

the basis

upon
which either Party may terminate this Agreement pursuant to Section 8.1.
Section 5.12
Use of

Name. On

or before

90 days

after Closing

(or earlier

to the

extent
required by Laws), at

Buyer’s cost, Buyer

will remove, or cause

to be removed, from

the Assets,
the

name,

logo

and

service

mark

of

Seller

and

its

Affiliates,

and

all

variations

and

derivations
thereof (including any reference to “Shell”) and will not thereafter make use thereof.

Exhibit 10.1

Section 5.13
Records. Subject to

the limitations contained

in this Agreement,

Seller shall
deliver to Buyer

copies of the Records,

in the current written

or electronic format of

such Records,
to the extent

possible at Closing,

but in any event,

within 90 days

after Closing, to the

extent not
already

delivered

by

Seller.

Any

electronic

information

or

data

provided

shall

be

in

the

same
format as that

then currently used

by Seller,

and Seller shall

not be required

to perform or

create
additional programming or system support in connection

therewith. Seller may exercise or redact
Records to remove information

that does not constitute

a Record. Seller

may retain photocopies or
electronic images of

the Records;
provided
, that Seller

shall keep confidential

and not disclose

any
such Records that

are not public

information pursuant to

the terms of

Section 5.3. Seller

and Buyer
shall each appoint one focal point for coordination of the transfer of the Records.
Section 5.14 Insurance.
(a)
Buyer acknowledges and

agrees that (i)

no insurance policies

arranged for
the

benefit

of,

or

provided

to,

Seller

or

any

member of

the

Seller

Group,

including

any

current
insurance policies relating

to the business

or assets of

the Seller shall

continue after Closing,

(ii)
Buyer

shall

not,

and

shall

procure

that

no

member

of

the

Buyer

Group

shall,

make

any

claims
under

any

such

insurance

policies

or

insurance

coverage

in

respect

of

facts,

events

or
circumstances

arising

prior

to

the

Closing

and

(iii)

from

the

Execution

Date

and

until

Closing,
Seller shall ensure that all policies of insurance

relating to the business or Assets in force

as of the
Execution

Date

are

kept

in

force

in

accordance

with

past

practices

(the

“Current

Insurance
Policies”). In the

event Seller becomes

aware of any

fact, event or

circumstance arising after

the
Execution Date and

prior to

Closing in respect

of which a

claim may be

made under the

Current
Insurance Policies, Seller shall (i) file

a claim in respect of such

event or circumstance and (ii) use
reasonable endeavours to

have such claim

paid at or

prior to Closing,

in each case

in accordance
with

its

customary

past

practices.

In

the

event

that

such

a

claim

is

not

paid

prior

to

Closing,
notwithstanding anything

else in

this Section

5.14, Seller

shall use

reasonable endeavours

to pursue
payment in

respect of

such a

claim on

behalf of

Buyer and

Buyer shall

have the

right to

receive
any

payment

made

in

respect

of

any

such

claim

made

prior

to

the

Closing

as,

when

and

to

the
extent such claim shall be paid.

(b)
In

the

event

any

tangible

assets

of

Newco

are

destroyed

or

damaged,

in
whole or in part, by

fire or other casualty prior

to the Closing Date, then, in

lieu of making a claim
in accordance with this Section 5.14, Seller shall have the option to repair or replace (with similar
grade

and

quality)

such

damaged

assets

on

or

before

the

Closing

Date,

in

which

case,

neither
Newco nor Buyer shall have any right, claim or title to any insurance proceeds.
(c)
Buyer

further

hereby

acknowledges

and

agrees

that

no

historic

insurance
coverage provided

by

or

to

Seller

or

Newco,

including

the

Current

Insurance Policies,

shall

be
available to the Buyer

or Newco after Closing, with

the exception of insurance

coverages required
by statute

or law

and, in

such limited

instances, only

to the

extent that

the policies

provide such
historical coverage. Buyer further acknowledges and agrees

that it has no right, title

or interest in
any unearned premiums on any policies maintained by

or for the benefit of Seller or

any member
of the Seller Group.

Exhibit 10.1

Section 5.15
Anti-Bribery and Corruption.

(a) Without limitation to Section 3.10 or Section 3.27, Seller:
(i)
is aware

of, during

the period

between the

Execution Date

and the
Closing

Date

will

comply

with,

and

has

not

violated,

Anti-Corruption

Laws

or
Trade Control Laws and is not a Restricted Party;
(ii)
whether directly or

indirectly,

has not made,

offered, authorized

or
accepted and will not make, offer, authorize, or accept any payment, gift, promise, or other advantage, to

or for the

use or benefit

of any Government

Official or any
other Person where

that payment, gift,

promise, or other

advantage would comprise
a facilitation payment

or otherwise violate

the Anti-Corruption Laws

or any other
applicable Law, or

that would cause Buyer to be

in breach of any Anti-Corruption
Laws;
(iii)
has

maintained

and

will

maintain

adequate

written

policies

and
procedures to comply with Anti-Corruption Laws;
(iv)
has

maintained

and

will

maintain

adequate

internal

controls,
including

using

reasonable

efforts

to

ensure

that

all

transactions

are

accurately
recorded and reported

in its books

and records

to reflect truly

the activities to

which
they

pertain,

such

as

the

purpose

of

each

transaction,

with

whom

it

was

entered
into, for whom it was undertaken, or what was exchanged;
(v) will, to its Knowledge, retain such books and records for the period required by applicable Law or Seller’s own retention

policies, whichever is longer;

(vi)
is

not

a

Government

Official,

and

to

the

best

of

its

Knowledge
exercising reasonable diligence,

no officer, agent or employee

engaged by Seller

or
acting on Seller’s behalf is a Government Official;

(vii)
will, in the

event Seller

becomes aware it

has breached an

obligation
in

this

paragraph,

promptly

notify

Buyer,

subject

to

the

preservation

of

legal
privilege; and
(viii)
shall

make

payments

to

Buyer,

except

with

Buyer’s

prior

written
consent.

(b) Without limitation to Section 4.13, Buyer:
(i)
is aware

of, during

the period

between the

Execution Date

and the
Closing

Date

will

comply

with,

and

has

not

violated,

Anti-Corruption

Laws

or

Trade
Control Laws and is not a Restricted Party;
(ii)
whether directly or indirectly,

has not made, offered, authorized, or
accepted and will

not make, offer, authorize, or accept

any payment, gift, promise,

or other
advantage,

to

or

for

the

use

or

benefit

of

any

Government

Official

or

any

other

Person

Exhibit 10.1

where

that

payment,

gift,

promise,

or

other

advantage

would

comprise

a

facilitation
payment or

otherwise violate

the Anti-Corruption

Laws or

any other

applicable Law,

or
which would cause Seller to be in breach of any Anti-Corruption Laws;
(iii)
has

maintained

and

will

maintain

adequate

written

policies

and
procedures to comply with Anti-Corruption Laws;

(iv)
has

maintained

and

will

maintain

adequate

internal

controls,
including using

reasonable

efforts

to

ensure that

all transactions

are

accurately recorded
and reported

in its

books and

records to

reflect truly

the activities

to which

they pertain,
such as

the purpose

of each

transaction, with

whom it

was entered into,

for whom

it was
undertaken, or what was exchanged;

(v)
will, to its Knowledge, retain such books and records for the period required by applicable Law or Buyer’s own retention policies, whichever is longer;

(vi)
is

not

a

Government

Official,

and

to

the

best

of

its

Knowledge
exercising reasonable diligence, no officer, agent or employee engaged by Buyer or acting
on Buyer’s behalf is a Government Official;

(vii)
will, in the

event it becomes aware

it has breached

an obligation in
this paragraph, promptly notify Seller, subject to the preservation of legal privilege;

(viii)
and any Person

who has acted

on its behalf

in connection with

this
Agreement has

not been

and is

not now

involved in

internal or

external investigations

or
discussions

with

any

Governmental

Authority

related

to

potential

or

actual

breaches

of
Trade Control Laws or Anti-Corruption Laws;
(ix)
warrants

that

all

information

provided

by

Buyer

to

Seller

in
connection with Seller’s integrity due diligence is accurate; and
(x)
shall

make

payments

to

Seller,

except

with

Seller’s

prior

written
consent.
(c)
Prior to

Closing and

notwithstanding any

other provision

of this

Agreement,
if

a

Party

becomes

a

Restricted

Party,

is

listed

on

the

Restricted

Party

list,

or

is

held

liable

for
violation

of Anti-Corruption

Laws or

Trade

Control

Laws, in

each case,

in

connection with

the
transaction contemplated by this Agreement, then this Agreement shall terminate upon a notice of
termination being provided

by the other

Party to

such Party.

For the

avoidance of

doubt, a

Party
becoming

a

Restricted

Party,

being

listed

on

the

Restricted

Party

list,

or

being

held

liable

for
violation

of Anti-Corruption

Laws or

Trade

Control

Laws, in

each case,

in

connection with

the
transaction contemplated

by

this

Agreement, shall

constitute

a

material

breach

or

failure

of

the
relevant Party’s

representations,

warranties, or

covenants hereunder

in

accordance

with

Section
8.2(b)(i) or Section 8.2(c)(ii), as applicable.

Exhibit 10.1

Section 5.16 Required Consents.
(a) Promptly after the Execution Date, Seller shall prepare and send notices (i)
to the holders

of any Required Consents,

in compliance with the

terms of such Required

Consents,
requesting

consents

to

the

transactions

contemplated

hereby

or

waivers

of

the

applicable

rights
related to such

Consents. Seller

shall use

commercially reasonable

efforts (at

no material

cost to
Seller) to

cause such

Required

Consents to

be

waived or

obtained,

as

applicable, and

delivered
prior to

the

Closing.

As

applicable, Buyer

shall

reasonably

cooperate

with, or

(after

Closing,

if
applicable) cause Newco to reasonably

cooperate with, Seller in seeking

to obtain consents to, or
to comply with,

such Required Consents

and will provide

any additional collateral

or security to
meet

reasonable

financial

requirements

requested

by

counterparties

in

order

to

satisfy

the
applicable Required Consent.

(b)
In the event a Soft

Required Consent that is triggered by

the Merger or the
Closing is not satisfied

prior to the Merger,

then the applicable Required

Consent Asset shall not
be excluded from the Assets

to be allocated to Newco

pursuant to the Merger

on the basis of this
Section 5.16, and Seller shall continue to use commercially reasonable efforts (at no material cost to

Seller)

for

a

period

of

one

year

after

Closing

to

obtain

the

Consent

for

such

Soft

Required
Consent.

Seller shall not otherwise be

liable to Buyer or

Newco after Closing for

the inability to
obtain the

Consent for

such Soft

Required Consent

and BUYER

SHALL INDEMNIFY, DEFEND,
AND HOLD

EACH MEMBER

OF SELLER

GROUP HARMLESS

FROM ANY

CLAIM MADE
AGAINST

SUCH

MEMBER

BY

THE

HOLDER

OF

SUCH

SOFT

REQUIRED

CONSENT
WITH

RESPECT

TO

THE

FAILURE

TO

OBTAIN

THE

CONSENT

FOR

SUCH

SOFT
REQUIRED CONSENT.
(c)
In the event a Hard Required Consent that is triggered by the

Merger or the
Closing is

not satisfied

prior to

the consummation

of the

Merger,

then (i) the

Required Consent
Asset

subject

to

such

Hard

Required

Consent

shall

not

be

allocated

to

Newco

pursuant

to

the
Merger

and,

to

the

extent

such

Required

Consent

Asset

is

a

Property,

SWEPI

shall

retain

such
Required Consent

Asset as

a “Retained

Asset” for

all purposes

hereunder, (ii)

to the

extent such
Required Consent Asset is a Property,

the Base Purchase Price will be adjusted

downward by the
Allocated Value of such Property, (iii) to the

extent such

Required Consent

Asset is not

a Property,
until the Consent for such

Hard Required Consent is obtained

for any combination of the

Merger
and the Closing

that triggered such

Hard Required Consent (A)

such Required Consent

Asset shall
be held

by SWEPI

for the

benefit of

Newco (which

benefit shall

include the

right for

Newco to
receive any

and all

proceeds related

to such

Required Consent

Asset during

the period

after Closing
that are attributable to the period from

and after the Effective Time),

(B) SWEPI shall not amend
or take any action under

or with respect to such

Required Consent Asset without

Buyer’s written
consent

(which

may

be

withheld

in

Buyer’s

sole

discretion),

and

(C)

Newco

shall

(1)

pay

all
amounts related to SWEPI’s

interest in such Required

Consent Asset under any

agreement to the
extent such

amounts are

attributable to

the period

from and

after the

Effective

Time,

and (2)

be
responsible

for

the

performance

of

SWEPI’s

obligations

under

any

agreement

related

to

such
Required Consent Asset,

and (iv) SWEPI shall

continue for a

period of one

year after Closing

to
use commercially reasonable

efforts (at no material

cost to Seller

or SWEPI) to

obtain the Consent
for such Hard Required

Consent, and upon receiving the

Consent for such Hard

Required Consent
applicable to

each of

the

Merger

and the

Closing,

(A) SWEPI shall

promptly

convey to

Newco
such Required

Consent Asset

subject to

the warranty

of title

set forth

in Section

3.20, (B)

if the

Exhibit 10.1

Required Consent Asset

is a Property,

then at the time

of such assignment, Buyer will

pay Seller
an amount equal to the amount by which the Base Purchase Price was adjusted downward, if any, for such Required

Consent Asset and

(C) upon the

execution and delivery

of such assignment

of
such Required Consent Asset by

SWEPI to Newco, such Required

Consent Asset shall be deemed
to be

an “Asset”

for all

purposes hereunder.

If, following

such one-year

period, the

consent for
such Hard Required Consent is not obtained,

then such Required Consent Asset shall continue

as
a

Retained

Asset,

and

Seller’s

and

SWEPI’s

obligations

pursuant

to

this

Section

5.16

shall

no
longer apply.
Section 5.17
Defense

of

Retained

Litigation.

For

the

avoidance

of

doubt,

Seller

or

its
relevant Affiliate (but not

Newco) will (at its sole

cost and expense) continue to

defend and shall
continue to manage in accordance with Section

9.2(d) any actions, suits or proceedings

(including
any

compromise

or

settlement

thereof)

set

forth

on

Schedule

5.17

(such

actions,

suits

or
proceedings,

the

“Retained

Litigation”).

Buyer

will

cooperate

with

Seller’s

reasonable

written
requests to

facilitate such

defense and

management but,

except as otherwise

provided in

Section
9.2(e), shall have no

right to defend or

otherwise control the defense

with respect to such Retained
Litigation.
Section 5.18 Seller Parent Guaranty. At Closing, Seller shall deliver to Buyer a guaranty in the form attached as Exhibit D (the “Seller Parent Guaranty”) executed by Shell Oil Company.
Section 5.19
Reorganization.

Prior

to

the

Closing

Date,

Seller

shall

cause

each

of

the
following to occur (collectively, the “Reorganization

”):
(a)
SWEPI shall

file a

certificate of

conversion with

each of

the Secretary

of
State of Delaware and the Secretary of State of Texas and shall file a certificate of formation with the Secretary

of State

of Texas,

in each

case, in

such form

as is

required by

the Texas

Business
Organizations Code

(the “TBOC”)

and the

Delaware Revised

Uniform Limited

Partnership Act,
as

applicable,

for

the

purpose

of

domesticating

SWEPI

in

Texas

as

a

Texas

limited

liability
company (the “Conversion”).
(b) Following the Conversion, SWEPI shall merge, pursuant to Section 10.003
et.

seq.

of

the

TBOC,

resulting

in

two

entities

(the

“Merger”):

(i)

Shell

Legacy

Holdings

LLC
(“Non-Permian Newco”),

a newly

formed single-member

limited liability

company and

wholly-
owned subsidiary of Seller,

which will have as its

assets and properties the Subject

Interests and,
subject to Section

5.16(c), the Retained

Assets and which

will have as

its liabilities and

obligations
the

Retained

Liabilities

and

Seller

Taxes,

and

(ii)

Permian

Holdings

LLC

(“Newco”),

a

newly
formed single-member

limited

liability company

and wholly-owned

subsidiary of

Non-Permian
Newco, which will have

as its assets and

properties the Assets and

which will have as

its liabilities
and obligations

the Assumed

Liabilities;
provided,

however
, that

if all

Hard Required

Consents
have not

been obtained

by the

Merger,

then SWEPI

shall merge,

pursuant to

Section 10.003

et.
seq. of

the TBOC,

resulting into

three entities:

(i) Non-Permian

Newco, a

newly formed

single-
member limited liability

company and wholly-owned

subsidiary of Seller,

which will have

as its
assets

and

properties

the

Subject

Interests

and

the

Retained

Assets

(other

than

the

Required
Consent

Assets

retained

by

SWEPI

pursuant

to

Section

5.16(c))

and

which

will

have

as

its
liabilities and

obligations the

Retained Liabilities

(other than

those Retained

Liabilities attributable
to

such

Required

Consent

Assets

retained

by

SWEPI)

and

Seller

Taxes,

(ii)

Newco,

a

newly

Exhibit 10.1

formed single-member

limited

liability company

and wholly-owned

subsidiary of

Non-Permian
Newco, which will have

as its assets and

properties the Assets and

which will have as

its liabilities
and

obligations

the

Assumed

Liabilities,

and

(iii)

SWEPI,

as

the

surviving

limited

liability
company, which will remain as

a wholly-owned subsidiary of

Seller and will have

as its assets and
properties the Required

Consent Assets retained

by it pursuant

to Section 5.16(c)

and which will
have as its

liabilities and obligations

the Retained Liabilities

attributable to such

Required Consent
Assets retained by SWEPI.
(c)
Seller

shall

provide

Buyer

with

copies

of

all

documents

and

instruments
related

to

or

used

to

consummate

the

Reorganization,

which

shall

be

in

forms

reasonably
acceptable to Buyer prior to filing.
(d) Notwithstanding anything to the contrary in this Agreement, Seller will not be in breach of any provision of this Agreement, nor will any representation or warranty of Seller be inaccurate

in any

respect solely

by virtue

of any

secondary liability

imposed on

Seller under
TBOC Section

10.008;
provided , however
, that

notwithstanding anything

stated herein

to contrary,
the Retained Liabilities shall be deemed to include any obligation or liability that is not expressly
included as part of the Assumed Liabilities, including any such successor or secondary liability or
liabilities and

obligations relating to

assets, properties

and businesses

not included

as part

of the
Assets.
Section 5.20
Name Change and Reorganization. Buyer

shall promptly after Closing (and
in any event, no

later than thirty

(30) days after the

Closing Date) execute,

acknowledge, deliver
and file with

the appropriate

Governmental Authority

all documents as

are reasonably requested
by Seller to evidence of record Newco’s ownership and operation of the Assets, or as are required by any

Governmental Authority, as a

result of

the Reorganization and

the transaction

contemplated
by

this

Agreement

(each

such

document,

a

“Governmental

Transition

Filing”)

that

were

not
otherwise executed and delivered by the Parties pursuant to Sections 7.2(j) and 7.3(f).
Section 5.21
Notice to

Third Persons.

Promptly after

Closing but

in no

event later

than
thirty (30) days

after the Closing

Date, Newco shall

notify all lessors,

royalty owners, operators,
non-operators, purchasers of production, other contract parties and

Governmental Authorities that
Newco

has succeeded to the interests

of Seller by virtue of

the Reorganization, in each case to

the
extent

Newco

is

required

by

any

applicable

Contracts

or

Laws

to

notify

such

Persons

of

the
Reorganization.
Section 5.22
Seismic Data. Prior to Closing, Seller shall provide Buyer

a list of all third-
party

Seismic

Data.

For

any

such

third-party

Seismic

Data

for

which

Buyer

wishes

to

obtain

a
sublicense after Closing,

promptly after receiving

written notice thereof

from Buyer,

Seller shall
sublicense to Buyer such third-party Seismic Data to the extent permitted under the agreement by which

such

Seismic

Data

is

licensed

to

Seller

or

its

relevant

Affiliate

or,

to

the

extent

not

so
permitted, take commercially reasonable efforts to obtain the necessary consents and approvals to sublicense to

Buyer such

third-party Seismic

Data. All

out-of-pocket costs

and expenses

associated
with such

sublicense which

are approved

in writing

by Buyer

shall be

for the

account of

Buyer,
and Seller shall have no

further obligations pursuant to this

Section 5.22 to the extent Buyer

fails
to pay any such costs and expenses.

Exhibit 10.1

Section 5.23
Supplemental Information.

Promptly following

the Execution

Date, Seller
shall provide to Buyer supplemental information as described on Schedule 5.23.
Section 5.24
Operational

Technology.

If,

prior

to

Closing,

it

is

determined

that

any
operational technology

systems other

than the

SCADA Systems

are held

for use

exclusively for
the

use

or

operation

of

the

Assets,

and

such

operational

technology

systems

are

not

used

in
connection with Seller or its Affiliates’ business

generally, then Seller

shall reasonably cooperate
with Buyer to transfer such

operational technology systems to

Newco at Closing.

Upon any such
transfer,

such

operational

technology

systems

shall

be

deemed

to

be

“Assets”

for

all

purposes
hereunder.

ARTICLE 6
CONDITIONS TO CLOSING
Section 6.1
Seller’s Conditions to Closing.

The obligations of

Seller to consummate

the
transactions contemplated by

this Agreement are subject

to the satisfaction

(or written waiver by
Seller) on or prior to Closing of each of the following conditions precedent:
(a)
Representations. The

(i) Buyer

Fundamental Representations

shall be

true
and

correct

in

all

material

respects

(and

in

all

respects,

in

case

of

Buyer

Fundamental
Representations

which

are

qualified

by

the

requirement

of

a

materiality

qualifier),

as

of

the
Execution Date

and as

of the

Closing Date,

in each

case as

though made

on and

as of

such date
(except for representations and warranties that expressly refer to a specified date which need only be

true

and

correct

on

and

as

of

such

specified

date),

and

(ii) the

other

representations

and
warranties of Buyer set forth in Article 4 shall be true and correct as of the Execution Date and as of the

Closing Date, in

each case as

though made on

and as

of such date

(except for representations
and warranties that expressly refer to a specified

date which need only be true and

correct on and
as

of

such

specified

date),

except

for

breaches,

if

any,

of

such

representations

and

warranties
referenced in this

clause (ii) as would

not, individually or in

the aggregate, reasonably be

expected
to

have

a

Buyer

Material

Adverse

Effect

(without

regard

to

whether

such

representation

or
warranty is qualified in terms of materiality);
(b)
Performance.

Buyer

shall

have

performed

and

observed,

in

all

material
respects, all

covenants and

agreements to

be performed

or observed

by it

under this

Agreement
prior to or on the Closing Date;
(c)
No

Action.

No

injunction,

order

or

award

restraining,

enjoining,

or
otherwise prohibiting the consummation of

the transactions contemplated by this Agreement

shall
have been

issued by

any Governmental

Authority having

jurisdiction over

any Party

and remain
in force;
(d)
Governmental Consents; HSR Act. (i)

All material consents and approvals
of

any

Governmental

Authority

(including

those

required

by

the

HSR

Act)

required

for

the
transactions contemplated under this Agreement,

except consents and approvals by

Governmental
Authorities

that

are

customarily

obtained

after

closing

(including

Customary

Post-Closing
Consents), shall have

been granted or received,

or the necessary waiting

period shall have

expired,
or early

termination of

the waiting

period shall

have been

granted and

(ii) the

consummation of

Exhibit 10.1

the transactions contemplated under the

terms of this Agreement

is not prevented from occurring
by (and the required waiting period, including the period under an extension or timing agreement,
if

any,

has

expired

under)

the

HSR

Act

and

the

rules

and

regulations

of

the

FTC

and

the

DOJ
thereunder; and
(e)
Deliveries.

Buyer

shall

have

delivered

(or

be

ready,

willing,

and

able

to
deliver

at

Closing)

to

Seller duly

executed counterparts

of

the

documents

and

certificates

to

be
delivered by Buyer under Section 7.3.
Section 6.2
Buyer’s Conditions to

Closing. The

obligations of

Buyer to

consummate the
transactions contemplated by

this Agreement are subject

to the satisfaction

(or written waiver by
Buyer) on or prior to Closing of each of the following conditions precedent:
(a)
Representations. The

(i) Seller

Fundamental Representations

shall be

true
and

correct

in

all

material

respects

(and

in

all

respects,

in

case

of

such

Seller

Fundamental
Representations

which

are

qualified

by

the

requirement

of

a

materiality

qualifier),

as

of

the
Execution Date

and as

of the

Closing Date,

in each

case as

though made

on and

as of

such date
(except for representations and warranties that expressly refer to a specified date which need only be

true

and

correct

on

and

as

of

such

specified

date),

and

(ii)

the

other

representations

and
warranties of Seller set forth in Article 3 shall be true and correct as of the Execution Date and as
of the

Closing Date, in

each case as

though made on

and as

of such date

(except for representations
and warranties that refer to a specified date which need only be true and correct on and as of such specified date), except

for breaches,

if any,

of such

representations and

warranties as

would not,
individually or in the

aggregate, reasonably be expected to

have a Seller Material Adverse

Effect
(without regard to whether such representation or warranty is qualified in terms of materiality);
(b)
Performance.

Seller

shall

have

performed

and

observed,

in

all

material
respects, all

covenants and

agreements to

be performed

or observed

by it

under this

Agreement
prior to or on the Closing Date;
(c)
No

Action.

No

injunction,

order

or

award

restraining,

enjoining,

or
otherwise prohibiting the consummation of

the transactions contemplated by this Agreement

shall
have been

issued by

any Governmental

Authority having

jurisdiction over

any Party

and remain
in force;
(d)
Governmental Consents; HSR Act. (i)

All material consents and approvals
of

any

Governmental

Authority

(including

those

required

by

the

HSR

Act)

required

for

the
transactions contemplated under this Agreement,

except consents and approvals by

Governmental
Authorities

that

are

customarily

obtained

after

closing

(including

Customary

Post-Closing
Consents), shall have

been granted or received,

or the necessary waiting

period shall have

expired,
or early

termination of

the waiting

period shall

have been

granted and

(ii) the

consummation of
the transactions contemplated under the

terms of this Agreement

is not prevented from occurring
by (and the required waiting period, including the period under an extension or timing agreement,
if

any,

has

expired

under)

the

HSR

Act

and

the

rules

and

regulations

of

the

FTC

and

the

DOJ
thereunder;

Exhibit 10.1

(e)
Deliveries.

Seller

shall

have

delivered

(or

be

ready,

willing,

and

able

to
deliver at

Closing)

to Buyer

duly executed

counterparts of

the

documents

and certificates

to be
delivered by Seller and its Affiliates under Section 7.2; and
(f)
Reorganization.

The Reorganization shall have been consummated.
ARTICLE 7
CLOSING
Section 7.1
Time

and

Place

of

Closing.

Consummation

of

the

purchase

and

sale
contemplated by

this Agreement

(the “Closing”),

shall, unless

otherwise agreed

to in

writing by
Buyer and Seller,

take place at the

offices of Norton

Rose Fulbright US LLP

at 1301 McKinney,
Suite 5100, Houston,

Texas

77010, at

10:00 a.m.,

Central Time,

on the

later of

(a) December 1,
2021,

and

(b) the

fifth

Business

Day

following

the

satisfaction

or,

to

the

extent

permitted

by
applicable Law,

waiver (in

writing) of

all conditions

to the

obligations of the

Parties set

forth in
Article

6

(except

for

any

such

conditions

that

by

their

nature

may

only

be

satisfied

at

or

in
connection

with

the

occurrence

of

Closing,

but

subject

to

the

satisfaction

or

waiver

of

those
conditions),

subject

to

the

rights

of

the

Parties

under

Article

8.

The

date

on

which

the

Closing
occurs is herein referred to as the “Closing Date.”
Section 7.2
Obligations of Seller at

Closing. At the Closing, upon the

terms and subject
to the conditions of this

Agreement, and subject to the

simultaneous performance by Buyer of

its
obligations

pursuant

to

Section

7.3,

Seller

shall

deliver

or

cause

to

be

delivered

to

Buyer,

the
following:
(a)
counterparts of

the Assignment

Agreement transferring

the Subject

Interests
to

Buyer,

duly

executed

by

an

authorized

officer

of

Seller,

acting

as

the

sole

member

of

Non-
Permian Newco;
(b)
a certificate

of non-foreign

status of

Non-Permian Newco

(or its

regarded
owner for U.S. federal

income Tax purposes, if Non-Permian Newco is

an entity disregarded from
its owner

for U.S.

federal income

Tax

purposes), signed

under penalties

of perjury

and dated

no
more

than

30

days

prior

to

the

Closing

Date, meeting

the

requirements

of

Treasury

Regulation
Section 1.1445-2(b)(2)

and

certifying that

Non-Permian Newco

(or its

regarded owner

for U.S.
federal income Tax

purposes, if Non-Permian

Newco is an

entity disregarded from

its owner for
U.S.

federal

income

Tax

purposes)

is

not

a

“foreign

person”

as

defined

in

Section

1445

of

the
Code;
(c)
a

certificate

duly

executed

by

an

authorized

officer

of

Seller,

dated

as

of
Closing, certifying on

behalf of Seller

that the conditions set

forth in Section 6.2(a),

Section 6.2(b)
and Section 6.2(f) have been fulfilled;

(d)
a

certificate

duly

executed

by

the

secretary

or

any

assistant

secretary

of
Seller, dated as of

the Closing, (i) attaching

and certifying on behalf

of Seller complete

and correct
copies

of

the

resolutions

or

unanimous

consent

of

the

board

of

directors,

managers,

members,
partners,

or

other

equivalent

governing

body

of

Seller

authorizing

the

execution,

delivery,

and
performance

by

Seller

of

this

Agreement

and

the

transactions

contemplated

hereby,

and

(ii)

Exhibit 10.1

certifying on behalf

of Seller

the incumbency of

each officer

of Seller

executing this

Agreement
or any document delivered in connection with the Closing;
(e)
where approvals

are received

by Seller

pursuant to

a filing

or application
under Section 5.2, copies of those approvals;

(f)
resignations

effective

as

of

the

Closing

Date

of

each

director,

officer

or
manager of Newco, duly executed by each such director, officer or manager;
(g)
terminations

of

any

powers of

attorney

granted by

Newco to

any

Person,
duly executed by an authorized officer of Newco;
(h)
original certificates of the

applicable Governmental Authorities, dated

as of
a date not

earlier than five

Business Days before

the Closing

Date, evidencing

the existence and
good standing of Newco in the State of its formation and in the State of Texas;
(i)
the Seller Parent Guaranty,

duly executed by an authorized officer of

Shell
Oil Company;

(j)
duly executed counterparts of each Governmental Transition Filing; and

(k)
all

other

instruments,

documents and

other

items

reasonably necessary

to
effectuate the terms of this Agreement, as may be reasonably requested by Buyer.
Section 7.3
Obligations of Buyer

at Closing. At the

Closing, upon the

terms and subject
to the conditions

of this Agreement, and

subject to the

simultaneous performance by Seller

of its
obligations

pursuant

to

Section

7.2,

Buyer

shall

deliver

or

cause

to

be

delivered

to

Seller,

the
following:
(a) a wire transfer of the Closing Payment in same-day funds to the account of
Non-Permian Newco, as designated by Seller prior to Closing;
(b)
a

certificate

duly

executed

by

an

authorized officer

of

Buyer,

dated

as

of
Closing, certifying

on behalf of

Buyer that

the conditions

set forth

in Section

6.1(a) and

Section
6.1(b) have been fulfilled;

(c)
a

certificate

duly

executed

by

the

secretary

or

any

assistant

secretary

of
Buyer, dated as

of the

Closing, (i)

attaching and

certifying on

behalf of

Buyer complete

and correct
copies

of

the

resolutions

or

unanimous

consent

of

the

board

of

directors,

managers,

members,
partners,

or

other

equivalent

governing

body

of

Buyer

authorizing

the

execution,

delivery,

and
performance

by

Buyer

of

this

Agreement

and

the

transactions

contemplated

hereby,

and

(ii)
certifying on behalf of

Buyer the incumbency of

each officer of Buyer

executing this Agreement
or any document delivered in connection with the Closing;
(d) duly executed counterparts of the Assignment Agreement;
(e)
where approvals

are received

by Buyer

pursuant to

a filing

or application
under Section 5.2, copies of those approvals;

Exhibit 10.1

(f) duly executed counterparts of each Governmental Transition Filing; and
(g)
all

other

instruments,

documents and

other

items

reasonably necessary

to
effectuate the terms of this Agreement, as may be reasonably requested by Seller.
Section 7.4
Closing Payment and Post-Closing Purchase Price Adjustments.

(a)
Not later

than ten

days prior

to the

Closing Date,

Seller shall

prepare and
deliver

to

Buyer,

(i)

using

the

best

information

available

to

Seller,

a

preliminary

settlement
statement

estimating

the initial

Purchase Price

after

giving

effect

to

all

adjustments

set

forth

in
Section 2.5 and (ii)

reasonable documentation supporting the

calculation of the amounts

presented
on such statement.

In the

event Buyer

believes that

such statement

does not

accurately set forth
the initial Purchase Price, Buyer

shall communicate to Seller

in writing such inaccuracies

not later
than three

Business Days

prior to

the Closing

Date.

The Parties

shall cooperate in

good faith

to
agree on

the such

inaccuracies as

soon as

possible after

Seller’s receipt

of Buyer’s

written response.

The estimate

delivered in

accordance with

this Section

7.4(a) (with

such

changes thereto

as the
Parties may

agree in connection

with this Section

7.4(a))
less

the Deposit shall

constitute the dollar
amount to be paid by Buyer to Seller at the Closing (the “Closing Payment”).

(b)
As soon

as

reasonably practicable

after

the Closing

but not

later

than the
Cut-off Date,

Seller shall

prepare and

deliver to

Buyer a

statement setting

forth the

final calculation
of

the

Purchase

Price

and

showing

the

calculation

of

each

adjustment

set

forth

in

Section

2.5,
based, to the

extent possible, on

actual credits, charges,

receipts and other

items before and

after
the Effective Time. Concurrently with the delivery of

such statement, Seller shall deliver

to Buyer
documentation in

reasonable detail

reasonably available

to support

any credit,

charge, receipt

or
other

item.

Seller

shall

also

deliver

to

Buyer

such

other

documentation

in

Seller’s

reasonable
possession or control as Buyer

may reasonably request to verify

the adjustments set forth in

such
statement,

which

documentation

shall

be

delivered

by

Seller

to

Buyer

promptly

after

Seller
receives such request. As

soon as reasonably practicable

but not later than

the 30
th

day following
receipt of

Seller’s

statement hereunder,

Buyer shall

deliver to

Seller a

written report

containing
any changes that

Buyer proposes be

made to such

statement.

Seller may

deliver a written

report
to Buyer

during this

same period reflecting

any changes

that Seller

proposes to

be made

to such
statement as a

result of

additional information

received after the

statement was prepared.

Buyer
and

Seller

shall

undertake

to

agree

on

the

final

statement

of

the

Purchase

Price

no

later

than
240 days after the Closing

Date.

In the event that

Buyer and Seller cannot

reach agreement within
such

period

of

time,

either

Buyer

or

Seller

may

refer

the

remaining

matters

in

dispute

to

the
Houston, Texas office

of
Deloitte Touche

Tohmatsu

Limited
(the “Accounting Firm”) for review
and

final

determination

by

arbitration.

The

Accounting

Firm

shall

conduct

the

arbitration
proceedings

in

Houston,

Texas,

in

accordance

with

the

Commercial

Arbitration

Rules

of

the
American Arbitration

Association, to

the extent

such rules

do not

conflict with

the terms

of this
Section 7.4.

Seller and Buyer shall instruct

the Accounting Firm to deliver

to Buyer and Seller a
written

determination

within

30 days

after

submission

of

the

matters

in

dispute,

which

shall

be
final and binding on all Parties, without right of appeal.

In determining the proper amount of any
adjustment to the Base Purchase Price,

the Accounting Firm shall not increase the

Base Purchase
Price more than

the increase proposed

by Seller nor

decrease the Base

Purchase Price more

than
the decrease proposed by Buyer,

as applicable.

The Accounting Firm shall act as an independent
neutral expert

for the

limited purpose

of determining

the specific

disputed matters

submitted by

Exhibit 10.1

Buyer and Seller

and may not

award Damages, interest or

penalties to the

Parties with respect to
any matter.

Buyer and

Seller shall

each bear

its own

legal fees

and other

costs of

presenting its
case.

Seller

shall

bear

one-half

and

Buyer

shall

bear one-half

of

the

costs

and

expenses of

the
Accounting Firm.

Within ten days after the

earlier of (i) the expiration of Buyer’s

30-day review
period without delivery of any

written report by Buyer and

(ii) the date on which Buyer and

Seller
finally

determine

the

Purchase

Price

or

the

Accounting

Firm

finally

determines

the

disputed
matters submitted to it, as applicable, (A) Buyer shall pay to Seller the amount by which the final
Purchase Price ( less

the Deposit amount)

exceeds the Closing

Payment or (B) Seller

shall pay to
Buyer the

amount by

which the

Closing Payment

exceeds the

final Purchase

Price (
less

the Deposit
amount),

as

applicable.

Any

post-closing

payment

pursuant

to

this

Section

7.4(b)

shall

bear
interest from the Closing Date to the date of

payment at the rate of interest published from time to
time as the “Prime Rate” in the “Money Rates” section of
The Wall

Street Journal
.
(c)
Buyer shall, and

shall cause Newco to,

assist Seller in

the preparation of

the
final

statement

of

the

Purchase

Price

under

Section

7.4(b)

by

furnishing

invoices

and

receipts
reasonably

available

to

Buyer

and

Newco,

reasonable

access

to

personnel,

and

such

other
assistance as may be reasonably requested by Seller to facilitate such process post-Closing.
(d)
All payments

made or

to be

made under

this Agreement

to Seller

shall be
made by

electronic transfer

of immediately

available funds

to the

account designated

by Seller.

All

payments

made

or

to

be

made

hereunder

to

Buyer

shall

be

made

by

electronic

transfer

of
immediately available funds to the account designated by Buyer.
ARTICLE 8
TERMINATION
Section 8.1
Termination.

This

Agreement

may

be

terminated

at

any

time

prior

to
Closing:
(a) by the mutual prior written consent of the Parties;
(b)
by Seller

if Shell

US E&P

Investments LLC

has not

received the

Deposit
by the date and time provided in Section 2.7;
(c)
by either

Party if

Closing has

not occurred

on or

before the

Outside Date;
or
(d)
in accordance with Section 5.15(c);

provided,

however
, that no

Party shall be

entitled to terminate

this Agreement under

Section 8.1(c)
if

such

Party

is

then

in

material

breach

of

any

of

its

representations,

warranties

or

covenants
contained in this Agreement,

which breach would, individually

or in the aggregate,

give rise to the
failure of a condition set forth in Section 6.1 or Section 6.2, as applicable.
Section 8.2 Effect of Termination.
(a)
If

this

Agreement

is

terminated

pursuant

to

Section

8.1,

this

Agreement
shall become

void and

of no

further force

or effect

(except for

the provisions

of Section

3.6, Section

Exhibit 10.1

4.6, Section

5.1(d), Section

5.3, Section

5.9, Article

8, Article

11,

and Appendix

A, which

shall
continue in full force and effect).
(b)
In the event that

(i) all conditions precedent

to the obligations of

Seller set
forth

in

Section

6.1

have

been

satisfied

or

waived

(in

writing)

by

Seller

(or

would

have

been
satisfied except

for the

breach or

failure of any

of Seller’s representations,

warranties, or

covenants
hereunder and

except for

any such

conditions that

by their

nature may

only be

satisfied at

or in
connection with the occurrence of Closing) and (ii) the Closing has not occurred solely as a result of the

material breach

or failure

of Seller’s

representations, warranties,

or

covenants hereunder,
including, if and

when required, Seller’s obligations to

consummate the transactions contemplated
hereunder at

Closing (including,

for the

avoidance of

doubt, if

Buyer terminates

this Agreement
pursuant to Section

8.1(c) and

at the

time of termination,

such a

material breach or

failure by Seller
has occurred and is continuing), then

Buyer shall have the right (in its

sole discretion) to promptly
elect in writing, as the

sole and exclusive remedy

of the Buyer Group

against any member of

the
Seller Group for the failure to consummate

the transactions contemplated hereunder at Closing on
account of such

events, to either

(A) exercise its

right to require

Seller’s specific performance

of
this Agreement as provided in Section 11.16,

or (B) terminate this Agreement, receive from Shell
US E&P Investments LLC a refund of the Deposit without any interest accrued thereon, and seek any other remedy available to Buyer at law on account

of the breach by Seller of this Agreement.
If Buyer elects

the remedy of

specific performance contemplated

by clause (A)

but such remedy
is

not

awarded

by

courts

of

competent

jurisdiction,

the

Buyer

shall

be

entitled

to

the

remedy
contemplated by

clause (B),

in each

case, in

accordance with

the terms

and conditions

set forth
herein. The Parties agree

that specific performance is

a remedy expressly negotiated

by the Parties
and

that

Buyer

shall

not

be

required

to

provide

any

bond

or

other

security

in

connection

with
seeking specific performance as a remedy as described in this Section 8.2(b). The remedy elected and ultimately awarded under this Section 8.2(b) shall be the sole and exclusive remedy available to Buyer

prior to

Closing for

Seller’s breach

or failure

of Seller’s

representations, warranties,

or
covenants

hereunder,

including,

if

and

when

required,

Seller’s

obligations

to

consummate

the
transactions contemplated at Closing.
(c)
In the event that (i) all

conditions precedent to the obligations

of Buyer set
forth

in

Section

6.2

have

been

satisfied

or

waived

(in

writing)

by

Buyer

(or

would

have

been
satisfied except

for the

breach or

failure of

any of

Buyer’s representations,

warranties, or

covenants
hereunder and

except for

any such

conditions that

by their

nature may

only be

satisfied at

or in
connection with the occurrence of Closing) and (ii) the Closing has not occurred solely as a result of

the

material

breach

or

failure

of

any

of

Buyer’s

representations,

warranties,

or

covenants
hereunder,

including, if

and when

required, Buyer’s

obligations to

consummate the

transactions
contemplated hereunder at Closing (including, for the

avoidance of doubt, if Seller terminates

this
Agreement pursuant

to

Section 8.1(c)

and

at

the

time

of

termination,

such

a

material

breach

or
failure

by

Buyer

has

occurred

and

is

continuing),

then

Seller

shall

have

the

right

(in

its

sole
discretion)

to

promptly

elect

in

writing,

as

the

sole

and

exclusive

remedy

of

the

Seller

Group
against

any

member

of

the

Buyer

Group

for

the

failure

to

consummate

the

transactions
contemplated hereunder

at Closing

on account

of

such events,

to either

(A) exercise

its right

to
require

Buyer’s

specific

performance

of

this

Agreement

as

provided

in

Section

11.16,

or

(B)
terminate this

Agreement and

Shell US

E&P Investments LLC

shall retain

the Deposit,

together
with any interest

or income thereon, free

of any claims by

Buyer or any

other Person, as liquidated
damages. If Seller elects the remedy of specific performance contemplated by clause (A) but such

Exhibit 10.1

remedy is not

awarded by courts

of competent jurisdiction,

Seller shall be

entitled to the

remedy
contemplated by

clause (B),

in each

case, in

accordance with

the terms

and conditions

set forth
herein. The Parties agree

that specific performance is

a remedy expressly negotiated

by the Parties
and

that

Seller

shall

not

be

required

to

provide

any

bond

or

other

security

in

connection

with
seeking specific performance as a remedy as described in this

Section 8.2(c). The remedy elected
and ultimately awarded under this Section 8.2(c) shall be the sole and exclusive remedy available to Seller prior

to Closing

for Buyer’s

breach or

failure of Buyer’s

representations, warranties, or
covenants

hereunder,

including,

if

and

when

required,

Buyer’s

obligations

to

consummate

the
transactions contemplated at Closing.
(d)
SELLER

AND

BUYER

ACKNOWLEDGE

AND

AGREE

THAT

IF
SELLER RECEIVES LIQUIDATED DAMAGES IN ACCORDANCE WITH SECTION 8.2(C),
THEN (1)

ACTUAL DAMAGES

UPON THE

EVENT OF

A TERMINATION ARE DIFFICULT
TO ASCERTAIN

WITH ANY CERTAINTY,

(2) SUCH LIQUIDATED DAMAGES AMOUNT
IS

A

FAIR

AND

REASONABLE

ESTIMATE

BY

THE

PARTIES

OF

SUCH

AGGREGATE
ACTUAL DAMAGES, AND (3)

SUCH LIQUIDATED

DAMAGES DO NOT CONSTITUTE A
PENALTY.
(e)
Subject to

Section 8.2(b)

and Section

8.2(c), upon

the termination

of this
Agreement in accordance with the

express terms of this Article

8, Seller and Newco shall be

free
immediately

to

enjoy

all

rights

of

ownership

of

Newco

and

the

Assets

and

to

sell,

transfer,
encumber

or

otherwise

dispose

of

the

Assets

to

any

Person

without

any

restriction

under

this
Agreement. Except

to the

extent Seller

terminates

this

Agreement pursuant

to

Section 8.2(c),

if
either Party terminates

this Agreement in

accordance with this

Article 8, Seller

shall promptly (but
in any event

no more

than ten Business

Days after such

termination of this

Agreement) cause Shell
US E&P Investments

LLC to return

the Deposit (without any

interest accrued thereon) to

Buyer.
Following termination of this

Agreement in accordance with

this Article 8, Buyer

shall promptly
(but in any event no

more than ten Business Days

after the termination of this

Agreement) return
or destroy all agreements, Contracts, instruments, books, records, materials and other information regarding Seller or its Affiliates (including Newco and the Assets) provided to Buyer or any of its
Affiliates

or

any

of

their

respective

Representatives

in

connection

with

the

transactions
contemplated by this Agreement.
(f)
Notwithstanding

anything

to

the

contrary

in

this

Agreement,

each

Party
acknowledges and

agrees that

if the

Closing fails

to occur

for any

reason, such

Party’s

sole and
exclusive remedy against the other Party shall be

to exercise an applicable remedy set

forth in this
Article 8.
ARTICLE 9
INDEMNIFICATION
Section 9.1 Indemnification.
(a)
From and

after Closing,

Buyer, shall indemnify

and hold

harmless the

Seller
Group from

and against

all Damages

incurred by

or suffered

by such

Persons, and

shall defend
such Persons (in accordance

with Section 9.2) from and

against (and indemnify and hold

harmless

Exhibit 10.1

such Persons from

and against

all Damages incurred

or suffered

by such Persons

with respect to
or related to) all Proceedings asserted against such Persons, that are:
(i)
caused by, related

to, arising

out of,

or resulting

from Buyer’s

breach
of

any

of

such

Buyer’s

covenants

or

agreements

contained

in

this

Agreement,
including in respect of Buyer’s obligations in Section 5.20;
(ii) caused by, related to, arising out of, or resulting from any breach of any

of

the

representations

and

warranties

of

Buyer

(including

the

Buyer
Fundamental

Representations)

contained

in

this

Agreement,

or

confirmed

in

the
certificate delivered by

Buyer at Closing pursuant

to Section 7.3(b) (without

regard
to

the

Buyer

Material Adverse

Effect

or

other

materiality

qualifiers

contained

in
such certificate) with respect to such representations and warranties; or
(iii)
subject

to

Seller’s

indemnity

and

defense

obligations

in

Section
9.1(b),

caused

by,

related

to,

arising

out

of,

or

resulting

from

the

Assumed
Liabilities.
(b)
From and

after Closing,

subject to

the limitations

set forth

in Section

9.3,
Seller shall indemnify and hold harmless the Buyer Group from and against all Damages incurred
by or

suffered by

such Persons,

and shall

defend such

Persons (in

accordance with

Section 9.2)
from and

against (and

indemnify and

hold harmless

such Persons

from and

against all

Damages
incurred or suffered by such Persons with respect to or related to)

all Proceedings asserted against
such Persons, that are:
(i)
caused by, related

to, arising

out of,

or resulting

from Seller’s breach
of Seller’s covenants or agreements contained in this Agreement;
(ii) caused by, related to, arising out of, or resulting from any breach of any of the representations and warranties of Seller contained in this Agreement, or confirmed in

the certificate

delivered by

Seller at

Closing pursuant

to Section

7.2(c)
(without regard to the Seller

Material Adverse Effect or other materiality qualifiers
contained in such certificate) with respect to such representations and warranties;

(iii)
caused by,

related to, arising

out of, or

resulting from the

Retained
Liabilities;

(iv)
caused

by,

related

to,

arising

out

of,

or

resulting

from

any

Seller
Taxes; or
(v)
caused

by,

related

to,

arising

out

of,

or

resulting

from

any

of

the
Previously-Divested Properties.
(c)
Notwithstanding

anything

to

the

contrary

contained

in

this

Agreement,
subject

to

Section

5.1(d),

Section

5.9

(including

Schedule

5.9(a)

and

Schedule

5.9(b)),

Section
5.15, Article

8, Article

10, Section

11.16,

and, from

and after

the Closing,

absent Fraud,

this Article
9

contains

the

Parties’

exclusive

remedies

against

each

other

with

respect

to

the

transactions
contemplated

hereby,

including

any

breaches of

the

representations,

warranties,

covenants,

and

Exhibit 10.1

agreements of the

Parties in

this Agreement. Except

for the remedies

contained in

this Article

9,
Section

5.1(d),

Section

5.9

(including

Schedule

5.9(a)

and

Schedule

5.9(b)),

Article

10,

and
Section

11.16,

if

Closing

occurs

SELLER

(ON

BEHALF

OF

ITSELF

AND

ON

BEHALF

OF
THE SELLER GROUP) AND BUYER (ON BEHALF OF ITSELF AND ON BEHALF

OF THE
BUYER GROUP)

EACH RELEASE,

REMISE, AND

FOREVER DISCHARGE

THE OTHER
AND ITS

AFFILIATES AND ALL SUCH

PARTIES’

OFFICERS, DIRECTORS,

EMPLOYEES,
AGENTS, ADVISORS,

AND OTHER

REPRESENTATIVES

FROM ANY

AND ALL

SUITS,
LEGAL

OR

ADMINISTRATIVE

PROCEEDINGS,

CLAIMS,

DEMANDS,

DAMAGES,
LOSSES, COSTS, LIABILITIES, INTEREST,

OR CAUSES OF ACTION WHATSOEVER,

IN
LAW

OR

IN

EQUITY,

KNOWN

OR

UNKNOWN,

WHICH

SUCH

PARTIES

MIGHT

NOW
OR SUBSEQUENTLY

MAY

HAVE,

BASED ON, RELATING

TO, OR ARISING OUT OF (i)
THIS

AGREEMENT,

(ii)

NON-PERMIAN

NEWCO’S

OWNERSHIP

OF

THE

SUBJECT
INTERESTS

OR

SELLER’S

OWNERSHIP

OF

NON-PERMIAN

NEWCO

OR

SWEPI,

(iii)
SWEPI OR NEWCO’S USE, OWNERSHIP OR

OPERATION

OF THE ASSETS, OR (iv) THE
CONDITION, QUALITY,

STATUS,

OR NATURE

OF THE ASSETS, INCLUDING, IN

EACH
SUCH

CASE,

RIGHTS

TO

CONTRIBUTION

UNDER

CERCLA

OR

ANY

OTHER
ENVIRONMENTAL

LAW,

BREACHES

OF

STATUTORY

OR

IMPLIED

WARRANTIES,
NUISANCE

OR

OTHER

TORT

ACTIONS,

RIGHTS

TO

PUNITIVE

DAMAGES

AND
COMMON

LAW

RIGHTS

OF

CONTRIBUTION,

RIGHTS

UNDER

AGREEMENTS
BETWEEN SELLER, SWEPI, NEWCO, OR NON-PERMIAN NEWCO

AND ANY PERSONS
WHO

ARE

AFFILIATES

OF

SUCH

PERSONS,

AND

RIGHTS

UNDER

INSURANCE
MAINTAINED

BY

SELLER

OR

ANY

PERSON

WHO

IS

AN

AFFILIATE

OF

SELLER
(INCLUDING SWEPI

AND NON-PERMIAN

NEWCO), EVEN

IF CAUSED

IN WHOLE

OR
IN PART

BY THE NEGLIGENCE (WHETHER SOLE, JOINT,

OR CONCURRENT), STRICT
LIABILITY,

OR OTHER LEGAL FAULT

OF ANY RELEASED PERSON.
(d)
The indemnity and defense of

each Party provided in this

Section 9.1 shall
be for the benefit of and extend to each Person included

in the Seller Group and the Buyer Group,
as applicable.

Any claim

for indemnity

or defense

under Section

5.1(d), Schedule

5.9(a) or

this
Section 9.1 to which any member of the Seller Group or

Buyer Group is entitled must be brought
and

administered

by

a

Party

to

this

Agreement.

No

Indemnified

Person

(including

any

Person
within the

Seller Group

or the

Buyer Group)

other than

the Parties

shall have

any rights

against
Seller or

Buyer under

the terms

of Section

5.1(d),

Schedule 5.9(a)

or this

Section 9.1

except as
may be exercised on its behalf

by Buyer or Seller, as applicable, pursuant to this Section

9.1(d). A
Party

may

elect

to

exercise

or

not

exercise

its

indemnification

or

defense

rights

under

Section
5.1(d), Schedule

5.9(a) or

this

Section 9.1

on behalf

of the

other Indemnified

Persons affiliated
with it

in its

sole discretion

and shall

have no

liability to

any such

other Indemnified

Person for
any action or inaction under this Section 9.1(d).
(e)
Notwithstanding

anything

herein

to

the

contrary,

for

purposes

of

Section
9.1(b)(ii),

when

determining

the

amount

of

Damages

resulting

from

a

breach

of

a

Seller
representation and warranty or in

the certificate delivered by Seller pursuant

to Section 7.2(c) (but
not whether

a breach

has occurred)

all materiality

qualifications (including

Seller Material

Adverse
Effect) contained

in the representations

and warranties of

Seller made in

this Agreement or

such
certificate related thereto

shall be disregarded.
For the avoidance

of doubt, this

Section 9.1(e) shall
not

be

deemed

to

disregard

any

dollar

amounts

or

monetary

thresholds

set

forth

in

any

Exhibit 10.1

representation or warranty

in Article 3

(and, for the

avoidance of doubt,

in no event

shall “Material
Contract” be read to mean “Contract”).
Section 9.2
Indemnity Actions. All

claims for indemnification

or defense under

Section
5.1(d), Schedule 5.9(a) and Section 9.1 shall be asserted and resolved as follows:
(a)
For

purposes

hereof,

(i)

the

term

“Indemnifying

Person”

when

used

in
connection with particular Damages or Proceedings, as

applicable, shall mean the Party having an
obligation

to

indemnify

or

defend

another

Person

or

Persons

with

respect

to

such

Damages

or
Proceedings, as applicable,

pursuant to Section

5.1(d), Schedule 5.9(a) or

this Article 9 and

(ii) the
term “Indemnified Person”

when used in

connection with particular

Damages or Proceedings,

as
applicable, shall mean the Person

or Persons having the right

to be indemnified or defended

with
respect to such

Damages or

Proceedings, as applicable,

by a Party

or Parties pursuant

to Section
5.1(d), Schedule 5.9(a) or this Article 9.
(b)
To

make

a

claim

for

indemnification

or

defense

under

Section

5.1(d),
Schedule 5.9(a) or Section 9.1, an Indemnified Person

shall notify the Indemnifying Person of its
claim

under

this

Section

9.2

including

the

specific

details

of

and

specific

basis

under

this
Agreement for

its claim

(the “Claim

Notice”). In

the event

that the

claim for

indemnification or
defense is

based upon

a claim

by a

Third Party

against the

Indemnified Person (a

“Third Person
Claim”),

the

Indemnified Person

shall

provide

its

Claim

Notice

promptly

after the

Indemnified
Person has actual knowledge of

the Third Person Claim

and shall enclose a copy

of all papers (if
any) served with respect to

the Third Person Claim;
provided
, that the failure of

any Indemnified
Person to give notice of a Third Person Claim

as provided in this Section 9.2 shall

not relieve the
Indemnifying Person of its

obligations under Section 5.1(d),

Schedule 5.9(a) or Section

9.1 except
(i) to the extent such failure results

in insufficient time being available to permit the Indemnifying
Person to effectively defend against

the Third Person Claim or

otherwise materially prejudices

the
Indemnifying Person’s ability

to defend

against the

Third Person

Claim, or

(ii) if

such Third

Person
Claim is in respect of

a Retained Liability or

an Assumed Liability, as the case may be,

then to the
extent

any

legal

action

taken

by

the

Indemnified

Person

(prior

to

the

giving

of

such

notice)

in
response to such

Third Person Claim without

the consent of

the Indemnifying Person

increases the
amount of such

Third Person Claim.

In the event

that the claim

for indemnification or

defense is
based

upon

an

inaccuracy

or

breach

of

a

representation,

warranty,

covenant,

or

agreement,

the
Claim

Notice

shall

specify

the

representation,

warranty,

covenant,

or

agreement

that

was
inaccurate or breached.
(c)
In the

case of

a

claim

for

indemnification

or

defense

based upon

a

Third
Person Claim, the Indemnifying Person shall have 30 days from its receipt of the Claim Notice to notify the Indemnified Person whether it admits or

denies its obligation to defend the Indemnified
Person against such Third Person Claim under Section 5.1(d), Schedule 5.9(a) or this Article 9. If the

Indemnifying

Person

does

not

notify

the

Indemnified

Person

within

such

30-day

period
whether the Indemnifying

Person admits or

denies its obligation

to defend

the Indemnified Person,
it

shall

be

conclusively

deemed

to

have

denied

such

indemnification

or

defense

obligation
hereunder.

The Indemnified

Person is

authorized, prior

to and

during such

30-day period,

to file
any

motion,

answer,

or

other

pleading

that

it

shall

deem

necessary or

appropriate

to

protect

its
interests or

those of

the Indemnifying

Person and

that is

not prejudicial

to the

Indemnifying Person;
provided
,

that

if

such

Third

Person

Claim

is

in

respect

of

a

Retained

Liability

or

an

Assumed

Exhibit 10.1

Liability,

as the case may be,

then the Indemnified Person shall

not take any other legal

action in
response to such Third Person Claim without the consent of the Indemnifying Person.
(d)
If the Indemnifying Person admits its obligation,

it shall have the right and
obligation to diligently defend,

at its sole cost

and expense, the

Third Person Claim;
provided , that
Buyer (and not Seller) shall be entitled

to defend any Third Person Claim that

is a Tax Proceeding
to the extent

that such Third

Person Claim could

reasonably be expected

to have an

adverse impact
on Buyer

or any

of its

Affiliates

or the

Assets following

the Closing

or is

not fully

indemnified
under this Agreement, but Seller may, at its own expense, reasonably participate in the defense of such Third Person Claim to the

extent the resolution of such Third

Person Claim could reasonably
result in

liability

for Seller

under this

Agreement

and in

such

case Buyer

shall not,

without

the
written

consent

of

Seller,

settle

such

Third

Person

Claim

(such

consent

not

to

be

unreasonably
withheld, conditioned or delayed). Except

as otherwise provided in this

Section 9.2(d) or Section
9.2(e),

(i)

the

Indemnifying

Person

shall

have

full

control

of

such

defense

and

proceedings,
including any compromise or settlement

thereof, and (ii) if such

Third Person Claim is

in respect
of a Retained Liability or

an Assumed Liability,

as the case may be, then

the Indemnified Person
shall not

take any other

legal action

in response to

such Third Person

Claim without

the consent
of

the

Indemnifying

Person.

If

requested

by

the

Indemnifying

Person,

the

Indemnified

Person
agrees to cooperate

in contesting

any Third

Person Claim

that the

Indemnifying Person

elects to
contest

(
provided , however
,

that

the

Indemnified

Person

shall

not

be

required

to

bring

any
counterclaim

or

cross-complaint

against

any

Person).

The

Indemnified

Person

may

at

its

own
expense participate in, but not control, any defense

or settlement of any Third Person Claim to

the
extent

controlled

by

the

Indemnifying

Person

pursuant

to

this

Section

9.2(d).

An

Indemnifying
Person shall

not, without

the written

consent of

the Indemnified

Person, settle

any Third

Person
Claim or consent to the

entry of any judgment

with respect thereto that

(i) does not result in

a final
resolution of the Indemnified Person’s liability with respect to the Third Person Claim (including, in the case

of a settlement,

an unconditional written

release of the

Indemnified Person), (ii)

may
materially and adversely

affect the Indemnified

Person (other than

as a result

of money damages
covered by the indemnity), (iii) requires a non-monetary commitment by the Indemnified Person, including compliance

with an injunction

or other

equitable relief,

(iv) includes

any admission

of
guilt or culpability, or (v) relates to the payment or calculation of Royalties or Taxes.
(e)
If

the

Indemnifying

Person

does

not

admit

its

obligation

or

admits

its
obligation

but

fails

to

diligently

defend

or

settle

the

Third

Person

Claim,

then

the

Indemnified
Person shall have the right to defend against the Third Person Claim (at the sole cost and expense of

the

Indemnifying Person,

if

the

Indemnified Person

is

entitled

to

defense

or

indemnification
hereunder)

with

counsel

of

the

Indemnified

Person’s

choosing,

subject

to

the

right

of

the
Indemnifying Person to admit its obligation and assume the

defense of the Third Person Claim to
the extent provided in Section

9.2(d) at any time prior to

settlement or final determination thereof.
If

the

Indemnifying

Person

has

not

yet

admitted

its

obligation

to

provide

indemnification

or
defense with respect to a Third Person Claim, the

Indemnified Person shall send written notice to
the Indemnifying Person

of any proposed

settlement and the

Indemnifying Person shall

have the
option for ten days following receipt

of such notice to (i) admit in

writing its obligation to provide
indemnification or

defense with

respect to

the Third

Person Claim

and (ii)

if its

obligation is

so
admitted,

assume

the

defense

of

the

Third

Person

Claim,

including

the

power

to

reject,

in

its
reasonable judgment,

the proposed

settlement;
provided
, that

the Indemnifying

Person shall

not,
without the written

consent of the

Indemnified Person, settle

any Third Person

Claim or consent

Exhibit 10.1

to the

entry of

any judgment

with respect

thereto that

relates to

the payment

or calculation

of Taxes.
If the Indemnified

Person settles any

Third Person Claim

over the objection

of the Indemnifying
Person after

the Indemnifying

Person has

timely admitted

its obligation

in writing

and assumed
the

defense

of

a

Third

Person

Claim

that

the

Indemnifying

Person

is

entitled

to

control,

the
Indemnified Person shall be deemed to have waived any right to indemnity therefor.
(f)
In the case

of a claim for

indemnification or defense

not based upon

a Third
Person Claim, the Indemnifying Person shall have 30 days from its receipt of the Claim Notice to
(i)

cure

the

Damages

complained

of

or

Proceedings

occurring,

as

applicable,

(ii)

admit

its
obligation to provide indemnification or defense with respect to such

Damages or Proceedings, as
applicable,

or

(iii)

dispute

the

claim

for

such

indemnification

or

defense.

If

the

Indemnifying
Person

does

not

notify

the

Indemnified

Person

within

such

30-day

period

that

it

has

cured

the
Damages or

Proceedings, as

applicable, or

that it

disputes the

claim for

such indemnification

or
defense, the Indemnifying

Person shall be

deemed to have

disputed such claim

for indemnification
or defense.
Section 9.3 Limitation on Actions.
(a)
The representations and warranties of

the Parties in Article

3 and Article 4
and the covenants and agreements

of the Parties

in Article 5 and Article 10

(other than the proviso
appearing

in

the

last

sentence

of

Section

5.5,

Section

5.7,

Section

5.16,

Section

5.17,

Section
5.19(d),

Section

5.20,

and

Section

5.22)

and

the

corresponding

representations,

warranties,
covenants and

agreements confirmed

in the

certificates delivered

at Closing

pursuant to

Section
7.2(c)

and

Section

7.3(b),

as

applicable,

shall

terminate

at

Closing,

except

that

(i)

the

Seller
Fundamental

Representations,

the

Buyer

Fundamental

Representations

and

the

corresponding
representations

and

warranties

confirmed

in

the

certificates

delivered

at

Closing

pursuant

to
Section 7.2(c) and Section 7.3(b) shall survive the Closing for seven years following the Closing,
(ii) the

representations and

warranties of

Seller in

Section 3.8,

the covenants

and agreements

of
Seller in Article 5

that relate to Taxes,

the covenants and agreements

of the Parties

in Article 10,
and

the

corresponding

representations,

warranties,

covenants

and

agreements

confirmed

in

the
certificates

delivered

at

Closing

pursuant

to

Section

7.2(c)

and

Section

7.3(b)

shall

survive

the
Closing until

the earlier

of seven

years following

the Closing

or the

expiration of

the applicable
statute of limitations,

(iii) the other

representations and warranties

of Seller in

Article 3 (other

than
the Seller Fundamental

Representations and the

representations and warranties

of Seller in

Section
3.8,

Section

3.15,

Section

3.20,

Section

3.22,

and

Section

3.27),

the

other

covenants

and
agreements

set

forth

in

Section

5.3,

Section

5.4,

Section

5.9,

and

Section

5.13

and

the
corresponding representations, warranties, covenants

and agreements confirmed in

the certificate
delivered at Closing pursuant to

Section 7.2(c) shall survive the

Closing for a period of one

year,
(iv) the

representations and

warranties set

forth in

Section 3.20

and Section

3.22, the

covenants
and

agreements

set

forth

in

Section

5.6

and

the

corresponding

representations,

warranties,
covenants

and

agreements

confirmed in

the

certificate

delivered

at

Closing

pursuant

to

Section
7.2(c) shall survive

the Closing

for a period

of four

years, (v)

the representations

and warranties
set forth

in Section

3.15

and the

corresponding representations

and warranties

confirmed in

the
certificate delivered at Closing pursuant to Section 7.2(c) shall survive the Closing for a period of two years,

and (vi)

the representations

and warranties

set forth

in Section

3.27 and

Section 4.13
and

the

corresponding

representations

and

warranties

confirmed

in

the

certificates

delivered

at
Closing pursuant to Section 7.2(c)

and Section 7.3(b) shall survive the

Closing for a period of five

Exhibit 10.1

years.

The

remainder

of

this

Agreement

(including

the

disclaimers

and

acknowledgments

in
Section

3.32

and

Section

4.10)

shall

survive

the

Closing

without

time

limit

except

(A)

as

may
otherwise

be

expressly

provided

herein,

(B)

for

covenants

and

agreements

set

forth

in

this
Agreement that, by their terms, are to be completed prior to Closing, which shall only survive for
one

year

after

the

Closing

Date,

and

(C)

all

other

covenants

and

agreements

set

forth

in

this
Agreement, which

shall survive until

fully satisfied and/or

performed in accordance

with the terms
hereof

(unless

otherwise

specifically

provided

in

this

Agreement).

Representations,

warranties,
covenants, and agreements shall be of no further force and

effect after the date of their expiration;
provided
,

that

there

shall

be

no

termination

of

any

bona

fide

claim

asserted

pursuant

to

this
Agreement

with

respect

to

such

a

representation,

warranty,

covenant,

or

agreement

prior

to

its
expiration date.
(b)
The

indemnity

and

defense

obligations

in

Section

9.1(a)(i),

Section
9.1(a)(ii),

Section 9.1(b)(i),

and Section 9.1(b)(ii)

shall terminate as

of the termination

date of each
respective representation, warranty, covenant,

or agreement that is subject to indemnification and
defense

thereunder,

except

in

each

case

as

to

matters

for

which

a

specific

written

claim

for
indemnity or defense

has been delivered to

the Indemnifying Person

on or before such

termination
date. The

indemnity and

defense obligation

in Section

9.1(a)(iii) shall

not terminate.

The indemnity
and defense obligation

in Section 9.1(b)(iii)

shall terminate

10 years

after the

Closing Date.

The
indemnity and

defense obligations

in Section

9.1(b)(iv) and

Section 9.1(b)(v)

shall terminate

on
the date

that is

the earlier

of 7

years following

the Closing

or the

expiration of

the applicable

statute
of limitations.
(c)
Seller shall not have any

liability for any indemnification or

defense under
Section 9.1(b)(ii) (other than with respect to Section 3.8, Section 3.20 and the Seller Fundamental
Representations)

or

Section

9.1(b)(v)

for

any

individual

Damage

(whether

the

subject

of

a
Proceeding subject to an obligation

to defend or otherwise) or

Proceeding, unless the amount with
respect

to

such

Damage

or

the

Damages

involved

in

such

Proceeding

exceeds

$400,000

(the
“Individual Indemnity

Threshold”);
provided,

however
, that,

with respect

to a

breach of

Section
3.15, Seller shall not have any liability for

any indemnification or defense under Section

9.1(b)(ii)
for any individual Damage (whether the

subject of a Proceeding subject to an

obligation to defend
or

otherwise)

or

Proceeding

unless

the

amount

with

respect

to

such

Damage

or

the

Damages
involved

in

such

Proceeding

exceeds

$250,000

(the

“Individual

Environmental

Indemnity
Threshold”); provided, further
, that with respect to a breach of Section 3.20, Seller shall not have
any

liability

for

any

indemnification

or

defense

under

Section

9.1(b)(ii)

for

(x) any

individual
Damage (whether

the

subject

of

Proceeding subject

to

an

obligation

to

defend or

otherwise)

or
Proceeding

in

respect

of

such

breach

unless

the

amount

with

respect

to

such

Damage

or

the
Damages involved in such

Proceeding exceeds $250,000

or (y) Damages (whether the

subject of
Proceeding

subject

to

an

obligation

to

defend

or

otherwise)

or

Proceedings

in

respect

of

such
breach

to

the

extent

such

Damages

or

the

Damages

involved

in

such

Proceeding

exceed

the
Allocated Value

of the affected Asset.
(d)
Seller shall not have any

liability for any indemnification or

defense under
Section 9.1(b)(ii) (other than with

respect to the Seller Fundamental Representations,

Section 3.8
and Section 3.20) until and

unless the aggregate amount of the

liability for all Damages (whether
the

subject

of

a

Proceeding

subject

to

an

obligation

to

defend

or

otherwise)

that

exceed

the
Individual

Indemnity

Threshold

or

the

Individual

Environmental

Indemnity

Threshold,

as

Exhibit 10.1

applicable, and for which

Claim Notices are delivered

by Buyer exceeds

$200,000,000, and then
only to the extent such Damages exceed $200,000,000.
(e)
Notwithstanding

anything

to

the

contrary

contained

elsewhere

in

this
Agreement, (i) Seller shall not be required to indemnify or defend the

Buyer Group under Section
9.1(b)(ii)

(other

than

with

respect

to

the

Seller

Fundamental

Representations,

Section

3.8

and
Section 3.20) for aggregate

Damages (whether the subject

of a Proceeding subject

to an obligation
to defend or

otherwise) in excess

of ten percent

(10%) of the

Purchase Price, (ii)

Seller shall not
be

required

to

indemnify

or

defend

the

Buyer

Group

under

Section

9.1(b)(iii)

for

aggregate
Damages (whether

the subject

of Proceeding

subject to

an obligation

to defend

or otherwise)

in
excess of $2,000,000,000,

and (iii) Seller

shall not

be required to

indemnify or defend

the Buyer
Group under Section 9.1(b) for aggregate Damages

(whether the subject of Proceeding subject to
an obligation to defend or otherwise) in excess of the Purchase Price.
(f)
The amount of

any Damages

(whether the

subject of

a Proceeding

subject
to an obligation to defend

or otherwise) for which an

Indemnified Person is entitled to

indemnity
under this Article 9 shall be reduced

by the amount of insurance proceeds actually

received by the
Indemnified Person or its

Affiliates with respect to such

Damages (net of any collection

costs, and
excluding the proceeds of any insurance policy issued

or underwritten by the Indemnified Person
or its Affiliates).
(g)
In

no

event

shall

any

Indemnified

Person

be

entitled

to

duplicate
compensation with respect to the

same Damage (whether the subject of

a Proceeding subject to an
obligation to defend

or otherwise), liability,

loss, cost, expense, claim,

award, or judgment

under
more than one provision of this Agreement and the Transaction Documents.
(h) Notwithstanding anything to the contrary in this Agreement, (i) in no event shall Seller’s indemnity or

defense obligation under

Section 9.1(b)(iii) nullify

any prior or

existing
indemnity,

assumption of

liability or

right of

contribution from

Buyer or

any of

its Affiliates

in
favor

of

Seller

or

any

of

its

Affiliates,

and

(ii)

Seller

shall

have

no

indemnification

or

defense
obligation

pursuant

to

Section

9.1(b)(iii)

to

the

extent

of

any

such

prior

or

existing

indemnity,
assumption of liability or

right of contribution

from Buyer or any

of its Affiliates in

favor of Seller
or any of its Affiliates.
ARTICLE 10
TAX MATTERS
Section 10.1
Tax Allocations; Tax

Returns.
(a)
Seller shall be

allocated, bear and

be responsible for

all Asset Taxes that are
attributable to

(i) any

Tax

period ending

at or

prior to

the Effective

Time

and (ii)

the portion

of
any

Straddle

Period

ending

at

the

Effective

Time.

Subject

to

Seller’s

indemnity

and

defense
obligations in Section 9.1(b), Buyer shall be

allocated, bear and be responsible for

all Asset Taxes
that are attributable

to (x)

any Tax

period beginning

after the Effective

Time

and (y) the

portion
of any Straddle Period beginning after the Effective Time. For purposes of allocating Asset Taxes pursuant

to

this

Section

10.1(a),

(A) Asset

Taxes

that

are

attributable

to

the

severance

or
production

of

Hydrocarbons

(other

than

such

Asset

Taxes

described

in

clause (C))

shall

be

Exhibit 10.1

allocated

to

the

period

in

which

the

severance

or

production

giving

rise

to

such

Asset

Taxes
occurred,

(B) Asset

Taxes

that

are

based

upon

or

related

to

sales

or

receipts

or

imposed

on

a
transactional basis (other than such Asset Taxes

described in clause (A) or (C)) shall be

allocated
to the

period in

which the

transaction giving

rise to such

Asset Taxes occurred and

(C) Asset Taxes
that

are

ad

valorem,

property

or

other

Asset

Taxes

imposed

on

a

periodic

basis

pertaining

to

a
Straddle Period shall

be allocated between

the portion of

such Straddle Period

ending immediately
prior to the

Effective Time and the

portion of such

Straddle Period

beginning at the

Effective Time
by prorating each

such Asset

Tax

based on the

number of days

in the applicable

Straddle Period
that

occur

on

or

before

the

date

on

which

the

Effective

Time

occurs,

on

the

one

hand,

and

the
number

of

days

in

such

Straddle

Period

that

occur

after

the

date

on

which

the

Effective

Time
occurs,

on the other hand.
(b)
Seller shall be

allocated, bear

and be responsible

for (i) all

Taxes (other than
Asset Taxes)

of, imposed

on or

attributable to

Newco or

SWEPI that

are attributable

to (A)

any
Tax

period ending

on or

before the

Closing Date

and (B)

the portion

of any

Current Tax

Period
ending on

and including

the Closing

Date and

(ii) all

Taxes

imposed with

respect to

or that

are
attributable

to

any

Combined

Return.

For

purposes

of

allocating

Taxes

pursuant

to

Section
10.1(b)(i) for any Current Tax Period, such Taxes shall be allocated based on a deemed closing of the

books

of

Newco

or

SWEPI,

as

applicable,

as

of

the

end

of

the

day

on

the

Closing

Date.
Notwithstanding anything herein to the

contrary, any franchise or similar Tax shall be allocated to the period during which the income, operations, assets or capital comprising the base of such Tax is measured,

regardless of

whether the

right to

do business

for another

period is

obtained by

the
payment of such Tax.
(c)
To the extent the actual amount of an Asset Tax is not known at the time an
adjustment is to be made with respect to such Asset Tax pursuant to Section 2.5 or Section 7.4, as applicable, the Parties shall utilize the most recent information available in estimating the amount of such

Asset Tax

for purposes

of such

adjustment. To

the extent

the actual

amount of

an Asset
Tax (or the

amount thereof paid or economically borne by a

Party) is ultimately determined to be
different

than

the

amount

(if

any)

that

was

taken

into

account

in

the

Purchase

Price

as

finally
determined pursuant to Section 7.4(b),

timely payments will be made

from one Party to the

other
(without

duplication

of

Section

2.2(d))

to

the

extent

necessary

to

cause

each

Party

to

bear

the
amount of such Asset Tax that is allocable to such Party under Section 10.1(a).
(d)
With respect to Tax Returns required to be filed by or with respect to Seller
or Newco, Seller shall and shall cause Newco to prepare and timely file all such Tax

Returns that
are required

to

be

filed

prior

to

the

Closing

Date in

a

manner consistent

with

past

practice and
Seller

shall

and

shall

cause

Newco

to

pay

to

the

applicable

Governmental

Authority

all

Taxes
shown to be due on such Tax

Returns. Seller shall prepare and timely file or cause to

be prepared
and timely filed, in a manner consistent with

past practice, all Tax

Returns that are required to be
filed

by

or

with

respect to

SWEPI and

pay

or

cause

to

be

paid

to

the

applicable Governmental
Authority all Taxes required to be paid with respect to such Tax

Returns. Seller shall also prepare
and timely file or cause to be prepared and timely filed, in a manner consistent with past practice, all Combined

Returns that

are required

to be

filed and

pay or

cause to

be paid

to the

applicable
Governmental Authority all

Taxes required to be paid

with respect to

such Combined Returns

and,
for the

avoidance of

doubt, neither

Buyer nor

any of

its Affiliates

shall have

any liability, obligation
or responsibility

with respect

to any

Combined Return

or any

Taxes

imposed with

respect to

or

Exhibit 10.1

that are attributable to any Combined Return. Newco shall prepare and timely file all Tax Returns
that are required to be filed

by or with respect to Newco

on or after the Closing Date

for any Tax
period that

ends before

or includes

the Closing

Date (other

than Combined

Returns) and

Buyer
shall pay or cause Newco to pay to the applicable Governmental Authority all Taxes shown

to be
due on

such Tax

Returns;
provided , however
, that

to the

extent any

such Taxes

constitute Seller
Taxes,

the payment

of such

Seller Taxes

shall be

on behalf

of Seller

and, within

five days

after
such payment, Seller shall

pay to Buyer

such Seller Taxes.

The Parties agree

that (i) this

Section
10.1(d) is intended to solely address the timing and manner

in which certain Tax Returns are filed
and the Taxes

shown thereon are paid to the

applicable Governmental Authority,

and (ii) nothing
in this Section 10.1(d) shall

be interpreted as altering

the manner in which

Taxes

are allocated to
and economically borne by the Parties.
Section 10.2
Tax Refunds.

To

the extent that Newco actually receives a

refund or credit
within

two

years

following

the

Closing

Date

with

respect

to

Taxes

paid

by

Seller

prior

to

the
Effective Time

(excluding any such

refund or credit to

the extent it (a)

was taken into

account in
the Purchase

Price as

finally determined pursuant

to Section

7.4(b) or

(b) is

attributable to any

loss,
credit

or

other

Tax

attribute

arising

in

a

taxable

year

(or

portion

thereof)

beginning

after

the
Effective Time that is carried back to a

taxable year (or a portion thereof)

ending on or prior to

the
Effective Time) (each non-excluded

refund, a “Pre-Effective

Refund”), such Pre-Effective

Refund
shall be for the account of Seller. Buyer shall forward, and shall cause its Affiliates to forward, to
Seller any such Pre-Effective Refund that is for Seller’s account pursuant to this Section 10.2 (net of (x) any Taxes

payable by Buyer or

any of its Affiliates

(including Newco) attributable to such
Pre-Effective Refund and (y) any expenses incurred

by Buyer or any of its Affiliates

in obtaining
such amounts)

within 30

days after

such Pre-Effective Refund

is received

or realized.

To the extent
that Seller or any

of its Affiliates receives a

refund or credit with

respect to Taxes for which Buyer
is responsible

pursuant to

this Agreement

(including Asset

Taxes

allocable to

Buyer pursuant

to
Section 10.1(a)), excluding any such refund or credit to the extent it was taken into account in the
Purchase Price as finally determined pursuant to

Section 7.4(b), such refund or credit

shall be for
the account of Buyer,

and Seller shall forward,

and shall cause its

Affiliates to forward,

to Buyer
any such refund or

credit (net of (1)

any Taxes payable by Seller or any

of its Affiliates (excluding
Newco)

attributable

to

such

refund

or

credit

and

(2)

any

reasonable

out-of-pocket

expenses
incurred by

Seller

or

any

of its

Affiliates

in obtaining

such amounts)

within

30 days

after such
refund

or

credit

is

received

or

realized.

If

any

amount

actually

paid

to

a

Party

pursuant

to

this
Section 10.2 is subsequently challenged successfully by

any Governmental Authority,

such Party
shall repay

to the

other Party

such amount

(together with

any interest

and penalties

assessed by
such Governmental Authority in respect of such amount).
Section 10.3 Tax Cooperation. Buyer and Seller shall reasonably cooperate as and to the extent

reasonably

requested

by

the

other

Party,

in

connection

with

obtaining

any

Pre-Effective
Refund,

the

filing

of

Tax

Returns

and

any

audit,

litigation

or

other

proceeding

with

respect

to
Taxes (each a “Tax

Proceeding”) that is related to Taxes imposed on or with

respect to the assets,
operations or activities of SWEPI or Newco.
Section 10.4 Characterization of Certain Payments. The Parties agree that any payments made pursuant to

Section 7.4, Article

9 or this

Article 10 shall

be treated for

all Tax

purposes as
an adjustment to the Purchase Price unless otherwise required by Law.

Exhibit 10.1

Section 10.5
Transfer

Taxes.

Notwithstanding

anything

to

the

contrary

in

this
Agreement, any sales, use, transfer, real

property transfer, registration, documentary, stamp, value
added or

similar

Taxes

imposed

on

or

payable

in

connection

with

the

purchase

and

sale

of

the
Subject Interests contemplated by

this Agreement (“Transfer Taxes”) shall be borne 50 percent

by
Seller

and

50

percent

by

Buyer.

The

Party

responsible

under applicable

Law for

filing

the

Tax
Returns with

respect to

any such

Transfer Taxes

shall prepare

and timely

file such

Tax

Returns,
promptly provide

a copy

of such

Tax Return to the

other Party, and

pay such Transfer

Taxes shown
to be due on

such Tax Return. Seller and Buyer shall,

and shall cause their

respective Affiliates to,
cooperate in good

faith to minimize,

to the extent

permissible under applicable

Law,

the amount
of any such Transfer Taxes and timely prepare and file any

Tax Returns or other filings relating to
such

Transfer

Taxes,

including

any

claim

for

exemption

or

exclusion

from

the

application

or
imposition of any Transfer Taxes.

One half of the amount of any Transfer Taxes

due with respect
to any Tax Return to be filed under this Section 10.5 shall be paid by the other Party to the paying
Party at least two Business Days prior to the due date for the filing of such Tax Returns.
Section 10.6
Termination

of

Tax

Agreements.

Any

Tax

sharing,

Tax

indemnity,

Tax
receivable, Tax

allocation or

similar Contract

(other than

any Customary

Agreement) involving
Newco or pursuant to

which Newco could otherwise have

any liability shall be terminated

prior to
the

Closing

Date

and,

after

the

Closing,

none

of

the

Buyer,

Newco,

or

any

of

their

respective
Affiliates shall be bound thereby or have any liability thereunder.
Section 10.7
Purchase Price Allocation. It is

the intent of the Parties

that the acquisition
by Buyer of the Subject

Interests is treated as an

acquisition by Buyer of

the assets of Newco

for
U.S. federal (and applicable state and local) Income Tax purposes and Buyer and Seller shall, and shall cause their respective Affiliates to, not take any position for Tax purposes (including on any
Tax

Return,

in

any

Tax

Proceeding

or

otherwise)

that

is

inconsistent

with

such

intended

Tax
treatment unless otherwise

required by applicable

Law.

Buyer and Seller

shall use commercially
reasonable efforts to agree, within 60 days after the Closing Date, to an allocation of the Purchase
Price

(and any

other

item

included

in

computing consideration

for

applicable

U.S.

federal

(and
applicable state and

local) income tax purposes

to the extent known

at such time)

among the assets
of

Newco

in

accordance

with

Section

1060

of

the

Code,

as

applicable,

and

the

Treasury
Regulations

promulgated

thereunder

(the

“Tax

Allocation”).

If

Seller

and

Buyer

reach

an
agreement

with

respect

to

the

Tax

Allocation,

(i)

Buyer

and

Seller

shall

use

commercially
reasonable

efforts

to

update

the

Tax

Allocation

in

accordance

with

Section

1060

of

the

Code
following

any

adjustment

to

the Purchase

Price

pursuant

to

this

Agreement,

and

(ii)

Buyer

and
Seller

shall,

and

shall

cause

their

Affiliates

to,

report

consistently

with

the

Tax

Allocation,

as
adjusted, on

all Tax

Returns, including

Internal Revenue

Service Form

8594 (Asset

Acquisition
Statement under Section

1060), which Buyer

and Seller shall

timely file with

the Internal Revenue
Service, and neither

Seller nor Buyer

shall take any position

on any Tax Return that is

inconsistent
with

the

Tax

Allocation,

as

adjusted,

unless

otherwise

required

by

applicable

Law;
provided,
however
, that neither

Party shall be

unreasonably impeded

in its ability

and discretion to

negotiate,
compromise and/or settle any Tax Proceeding in connection with such Tax

Allocation.
Section 10.8
Amended Returns. Unless required

by applicable Law or

except as set forth
below, no amended Tax Return with respect to

a Tax period (or portion thereof)

ending on or

prior
to the Effective Time shall

be filed by or on behalf of Newco without the prior written

consent of
Seller (such

consent not

to be

unreasonably withheld,

conditioned, or

delayed) if

such amended

Exhibit 10.1

Tax

Return would increase the

Taxes

for which Seller is

obligated to indemnify or

defend Buyer
under Section 9.1(b)(iv).
ARTICLE 11
MISCELLANEOUS
Section 11.1
Counterparts.

This

Agreement

may

be

executed

in

counterparts,

each

of
which shall

be deemed

an original

instrument, but

all such

counterparts together

shall constitute
but one agreement.

Either Party’s

delivery of an

executed counterpart signature

page by email

is
as effective as

executing and

delivering this

Agreement in

the presence

of the

other Party. No Party
shall be bound until such time as all of the Parties have executed counterparts of this Agreement.
Section 11.2
Notice. All

notices and

other communications

that are

required or

may be
given

pursuant

to

this

Agreement must

be

given

in

writing,

in

English,

and shall

be

deemed to
have been given (a) when delivered personally, by courier, to the addressee, (b) when received by the

addressee if

sent

by

registered or

certified

mail,

postage

prepaid,

or

(c)

on

the

date

sent

by
email (upon affirmative or automated

reply by email by the

intended recipient that such

email was
received) if sent during normal business hours of the recipient or on the next Business Day if sent after normal business hours of the recipient. Such notices and other communications must be sent to the following addresses or email addresses:
If to Buyer:
Danny Yick
Sr. Director,

Acquisitions & Divestitures

925 N. Eldridge Parkway
Houston, Texas 77079
SP1-21-21-N096
Email: Danny.H.Yick@conocophillips.com
With a copy (which shall not constitute notice) to:
Joseph Adams
Lead Counsel, L48 Transactions

925 N. Eldridge Parkway
Houston, Texas 77079
SP1-16-16-N154
E-mail:

joseph.adams@conocophillips.com
If to Seller:
Parag Mathur
Deal Lead, Deepwater and Shales
Shell Enterprises LLC
150 N. Dairy Ashford
Houston, Texas 77079

Exhibit 10.1

E-mail:

parag.mathur@shell.com

Either Party may change its address or email address for notice purposes by written notice to the other Party in the manner set forth above.
Section 11.3
Newco

Transaction

Expenses.

All

Newco

Transaction

Expenses

shall

be
borne by Seller (and not Newco), regardless of whether

payable prior to or on the Closing Date or
thereafter.
Section 11.4 Governing Law.
(a)
THIS AGREEMENT AND

THE LEGAL RELATIONS

BETWEEN THE
PARTIES

SHALL BE GOVERNED

BY AND CONSTRUED

IN ACCORDANCE WITH

THE
LAWS

OF THE STATE

OF TEXAS WITHOUT REGARD TO PRINCIPLES

OF CONFLICTS
OF

LAW

THAT

WOULD

REQUIRE

THE

APPLICATION

OF

THE

LAWS

OF

ANOTHER
JURISDICTION.
(b)
THE

PARTIES

HEREBY

IRREVOCABLY

SUBMIT

TO

THE
EXCLUSIVE JURISDICTION

OF THE

FEDERAL COURTS

OF THE

UNITED STATES

OF
AMERICA

LOCATED

IN

HARRIS

COUNTY,

TEXAS

(OR,

IF

REQUIREMENTS

FOR
FEDERAL

JURISDICTION

ARE

NOT

MET,

STATE

COURTS

LOCATED

IN

HARRIS
COUNTY,

TEXAS) AND

APPROPRIATE

APPELLATE

COURTS

THEREFROM FOR

THE
RESOLUTION OF ANY DISPUTE, CONTROVERSY,

OR CLAIM ARISING OUT OF OR IN
RELATION

TO

THIS

AGREEMENT,

AND

EACH

PARTY

HEREBY

IRREVOCABLY
AGREES

THAT

ALL

ACTIONS,

SUITS,

AND

PROCEEDINGS

IN

RESPECT

OF

SUCH
DISPUTE, CONTROVERSY,

OR CLAIM MAY

BE HEARD

AND DETERMINED

IN SUCH
COURTS. EACH PARTY

HEREBY IRREVOCABLY WAIVES,

TO THE FULLEST EXTENT
PERMITTED

BY

APPLICABLE

LAWS,

(i)

ANY

OBJECTION

IT

MAY

NOW

OR
HEREAFTER

HAVE

TO

THE

LAYING

OF

VENUE

OF

ANY

SUCH

ACTION,

SUIT,

OR
PROCEEDING IN

ANY OF THE

AFORESAID COURTS, (ii) ANY

CLAIM IT MAY NOW OR
HEREAFTER

HAVE

THAT

ANY

SUCH

ACTION,

SUIT,

OR

PROCEEDING

HAS

BEEN
BROUGHT

IN

AN

INCONVENIENT

FORUM,

AND

(iii)

THE

RIGHT

TO

OBJECT,

IN
CONNECTION

WITH

SUCH

ACTION,

SUIT,

OR

PROCEEDING,

THAT

ANY

SUCH
COURT

DOES

NOT

HAVE

ANY

JURISDICTION

OVER

SUCH

PARTY.

EACH

PARTY
HEREBY IRREVOCABLY CONSENTS TO THE

SERVICE OF ANY PAPERS, NOTICES, OR
PROCESS

AT

THE

OFFICE

(BUT

NOT

ELECTRONIC

MAIL)

ADDRESS

SET

OUT

IN
SECTION 11.2

OF THIS AGREEMENT

FOR SUCH PARTY

IN CONNECTION WITH

ANY
ACTION,

SUIT,

OR

PROCEEDING

AND

AGREES

THAT

NOTHING

HEREIN

WILL
AFFECT THE RIGHT OF

THE OTHER PARTY

TO SERVE ANY SUCH PAPERS, NOTICES,
OR

PROCESS

IN

ANY

OTHER

MANNER

PERMITTED

BY

APPLICABLE

LAW.

EACH
PARTY

AGREES

THAT

A

JUDGMENT

IN

ANY

SUCH

DISPUTE,

CONTROVERSY,

OR
CLAIM MAY

BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT
OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.
(c)
EACH

PARTY

HERETO

WAIVES,

TO

THE

FULLEST

EXTENT
PERMITTED BY APPLICABLE LAW,

ANY RIGHT IT MAY

HAVE

TO A TRIAL BY JURY

Exhibit 10.1

IN

RESPECT

OF

ANY

ACTION,

SUIT,

OR

PROCEEDING

ARISING

OUT

OF

OR
RELATING

TO

THIS

AGREEMENT

OR

ANY

TRANSACTION

CONTEMPLATED
HEREBY.
Section 11.5
Waivers.

Any failure by either Party

to comply with any of

its obligations,
agreements or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by such

Party and expressly identified as a waiver, but not in any
other manner.

No waiver

of, consent to

a change in,

or any delay

in timely

exercising any rights
arising from, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or

consent to

a change

in, other

provisions hereof

(whether or

not similar),

nor shall

such waiver
constitute a continuing waiver unless otherwise expressly provided.
Section 11.6
Assignment. No

Party shall

assign or

otherwise transfer

all or

any part

of
this Agreement,

nor shall any

Party assign or

delegate any

of its rights

or duties hereunder, without
the

prior

written

consent

of

the

other

Party

(which

consent

may

be

withheld

for

any

reason);
provided,
that Buyer may

assign this Agreement

to an Affiliate

without the prior

written consent
of Seller,

but no

such assignment

shall relieve

or discharge

Buyer of

any liability

or obligations
under or in

connection with

this Agreement. Any

assignment, transfer or

delegation made not

in
accordance with this Section 11.6 shall be void. Subject to the foregoing,

this Agreement shall be
binding upon and inure to

the benefit of the Parties

and their respective successors

and permitted
assigns.
Section 11.7
Entire Agreement.

This Agreement

(including, for

purposes of

certainty, the
Appendices, Exhibits and

Schedules attached hereto),

the Transaction

Documents, and any

other
documents to

be executed

hereunder, constitute

the entire

agreement between

the Parties

pertaining
to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.
Section 11.8
Amendment.

This

Agreement

may

be

amended

or

modified

only

by

an
agreement

in

writing

executed

by

all

Parties

and

expressly

identified

as

an

amendment

or
modification.
Section 11.9
No Third Party Beneficiaries.

Except (solely with respect to Section 11.13)
the Nonparty Affiliates,

nothing in

this Agreement shall

entitle any Person

other than Buyer

and
Seller and their respective successors and

permitted assigns to any claim,

cause of action, remedy,
or right of any kind,

except the rights expressly

provided in Section 5.1(d)

and Section 9.1 to

the
Persons

described

therein,

in

which

case

such

Persons

will

be

regarded

as

intended

third-party
beneficiaries for the sole purpose of those provisions.
Section 11.10
Construction.

The

Parties

acknowledge

that

(a)

the

Parties

have

had

the
opportunity

to

exercise

business

discretion

in

relation

to

the

negotiation

of

the

details

of

the
transaction contemplated hereby, (b) this Agreement

is the result

of arms-length negotiations from
equal

bargaining

positions,

and

(c)

the

Parties

and

their

respective

counsel

participated

in

the
preparation

and

negotiation

of

this

Agreement.

Any

rule

of

construction

that

a

contract

be
construed against

the drafter

shall not apply

to the

interpretation or

construction of this

Agreement.

Exhibit 10.1

Section 11.11 Limitation on Damages.
NOTWITHSTANDING ANYTHING TO

THE
CONTRARY,

EXCEPT

FOR

ANY

DAMAGES

INCURRED BY

THIRD PARTIES

FOR
WHICH

INDEMNIFICATION

IS

SOUGHT

UNDER

THE

TERMS

OF

THIS
AGREEMENT,

NONE

OF

BUYER,

SELLER,

NOR

ANY

MEMBER

OF

THE

BUYER
GROUP

OR

SELLER

GROUP,

RESPECTIVELY,

SHALL

BE

ENTITLED

TO
CONSEQUENTIAL,

SPECIAL,

INDIRECT,

PUNITIVE

OR

EXEMPLARY

DAMAGES
IN

CONNECTION

WITH

THIS

AGREEMENT

AND

THE

TRANSACTIONS
CONTEMPLATED

HEREBY

AND,

EXCEPT

AS

OTHERWISE

PROVIDED

IN

THIS
SENTENCE,

EACH

OF

BUYER

AND

SELLER,

FOR

ITSELF

AND

ON

BEHALF

OF
EACH

MEMBER

OF

THE

BUYER

GROUP

OR

SELLER

GROUP,

AS

APPLICABLE,
HEREBY

EXPRESSLY

WAIVES

ANY

RIGHT

TO

CONSEQUENTIAL,

SPECIAL,
INDIRECT,

PUNITIVE OR

EXEMPLARY

DAMAGES IN

CONNECTION

WITH THIS
AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 11.12 Conspicuous.
THE

PARTIES

AGREE

THAT,

TO

THE

EXTENT
REQUIRED

BY

APPLICABLE

LAW

TO

BE

EFFECTIVE

OR

ENFORCEABLE,

THE
PROVISIONS

IN

THIS

AGREEMENT

IN

BOLD-TYPE

OR

ALL-CAPS

FONT

ARE
“ CONSPICUOUS ” FOR THE PURPOSE OF ANY APPLICABLE LAW.
Section 11.13
Affiliate

Liability.

All

obligations

and/or

other

liabilities

(whether

in
contract or in tort, in law or in equity, granted

by statute or otherwise) that may be based upon, in
respect

of,

arise

under,

out

or

by

reason

of,

be

connected

with,

or

relate

in

any

manner

to

this
Agreement,

the

Transaction

Documents,

or

the

negotiation,

execution,

or

performance

of

this
Agreement or

the Transaction

Documents (including

any representation

or warranty

made in,

in
connection with, or

as an inducement

to, this Agreement

or any Transaction

Document), may be
made only against (and are

expressly limited to) the entities that

are expressly identified as Parties
in the preamble

to this Agreement

(or any successor

or permitted assign

of any the

Parties) or, with
respect

to

any

Transaction

Document,

the

entities

and

individuals

(if

applicable)

identified

as
parties to

such Transaction

Document (collectively,

the “Contracting

Parties”). Notwithstanding
anything to

the contrary

in this

Agreement, any

Transaction

Document or

otherwise, no

Person
who is not

a Contracting Party,

including any director,

officer,

employee, incorporator,

member,
partner, manager, direct

or indirect

equity holder, Affiliate,

agent, attorney, or

other Representative
of, and

any financial

advisor or

lender to,

any Contracting

Party, or any director, officer, employee,
incorporator, member, partner, manager, direct or indirect equity holder, Affiliate, agent, attorney,
or

other

Representative

of,

and

any

financial

advisor

or

lender

to,

any

of

the

foregoing
(collectively, the “Nonparty

Affiliates”), shall have any liability (whether in contract or in tort, in
law or in equity, or granted by statute or otherwise) for any obligations or liabilities arising under,
out of, in

connection with,

or related in

any manner

to this

Agreement or

any of the

Transaction
Documents or

based on,

in respect

of, or

by reason

of this

Agreement or

any of

the Transaction
Documents

or

the

negotiation,

execution,

performance,

or

breach

of

this

Agreement

or

any
Transaction Document; and, to the

maximum extent permitted

by Law, each Contracting Party, on
behalf of

itself and

all other

Persons, hereby

waives and

releases all

such liabilities

against any
such

Nonparty

Affiliates.

Without

limiting

the

foregoing,

to

the

maximum

extent

permitted

by
Law, each Contracting Party,

on behalf of itself and all other Persons, hereby waives and releases any and all rights,

claims, demands, or causes

of action that may otherwise

be available (including
at law

or in

equity,

or granted

by statute

or otherwise)

to avoid

or disregard

the entity

form of

a
Contracting Party or otherwise impose

liability of a Contracting Party

on any Nonparty Affiliate,

Exhibit 10.1

whether granted

by statute

or based

on theories

of equity,

agency,

control, instrumentality,

alter
ego,

domination,

sham,

single

business

enterprise,

piercing

the

corporate

or

other

veil,
distributions, unfairness, undercapitalization, or otherwise.
Section 11.14 Time of Essence. This Agreement contains a number of dates and times by which performance or the exercise

of rights is due, and

the Parties intend that each and

every such
date and

time be

the firm

and final

date and

time, as

agreed. For

this reason,

each Party

hereby
waives

and

relinquishes

any

right

it

might

otherwise

have

to

challenge

its

failure

to

meet

any
performance

or

rights

election

date

applicable

to

it

on

the

basis

that

its

late

action

constitutes
substantial performance, to require

the other Party to

show prejudice, or on

any equitable grounds.
Without

limiting the

foregoing, time

is of

the essence

in this

Agreement. If

the date

specified in
this Agreement for

giving any notice

or taking any

action is not

a Business Day

(or if the

period
during which any notice is required to be given or any action taken expires on a date which is not
a Business Day),

then the date for

giving such notice or

taking such action (and

the expiration date
of such

period during

which notice

is required

to be

given or

action taken)

shall be

the next

day
that is a Business Day.
Section 11.15
Severability. The invalidity

or unenforceability of any term or provision of
this Agreement in any situation or jurisdiction shall not

affect the validity or enforceability of the
other terms or

provisions hereof or

the validity or

enforceability of the

offending term or provision
in

any

other

situation

or

in

any

other

jurisdiction

and

the

remaining

terms

and

provisions

shall
remain in full force and effect, unless doing so

would result in an interpretation of this Agreement
that is manifestly unjust.
Section 11.16
Specific Performance. Each

Party agrees that

if any of the

provisions of this
Agreement

were

not

performed

by

the

other

Party

in

accordance

with

their

specific

terms,
irreparable damage would occur,

no adequate remedy at

Law would exist and damages

would be
difficult to determine, and the non-breaching Party shall be entitled to specific performance of the
terms hereof and

immediate injunctive relief,

without the necessity

of proving the

inadequacy of
money damages

as a

remedy,

in addition

to any

other remedy

available at

law or

in equity

that
such

Party

is

entitled

to

seek

pursuant

to

the

terms

of

this

Agreement.

Neither

Party

shall

be
required to

provide any

bond or

other security

in connection

with seeking

any specific

performance
or other

equitable remedy

to enforce

specifically the

terms and

provisions of

this Agreement

in
accordance with this Section 11.16.
[Signature Pages Follow]

Exhibit 10.1

IN WITNESS WHEREOF
, this Agreement has been signed by

each of the Parties on the
Execution Date.
SELLER:
SHELL ENTERPRISES LLC
By:

Scott S. Porter
Attorney-in-Fact
BUYER:
CONOCOPHILLIPS COMPANY
By:

Andrew D. Hastings
Attorney-in-Fact

Exhibit 10.1

APPENDIX A
ATTACHED

TO AND MADE A PART

OF THAT

CERTAIN

PURCHASE AND SALE AGREEMENT
DATED

AS OF THE EXECUTION DATE
BY AND BETWEEN SELLER AND BUYER

DEFINITIONS

“AAPL” means the American Association of Petroleum Landmen.
“Accounting Firm” has the meaning set forth in Section 7.4(b).

“AFEs”

means authorization for expenditures issued pursuant to a Contract.
“Affiliate”

means, with

respect to

(a) any

Person other

than Newco,

any Person

that directly
or

indirectly

Controls,

is

Controlled

by

or

is

under

common

Control

with

such

Person

and

(b)
Seller

or

Newco,

Shell

Oil

Company,

a

Delaware

corporation,

and

its

direct

and

indirect
Subsidiaries. Notwithstanding

anything to

the contrary

herein, (a)

prior to

Closing, Newco

shall
be deemed to be an Affiliate of Seller and not Buyer, and (b) from and after Closing, Newco shall be deemed to be an Affiliate of Buyer.
“Agreement” has the meaning set forth in the Preamble of this Agreement.
“Allocated

Value”

means,

with

respect

to

any

Lease

or

Well,

the

portion

of

the

Base
Purchase Price that is allocated to such Lease or Well on Exhibit

B.
“Anti-Corruption

Laws”

means

(a)

the

United

States

Foreign

Corrupt

Practices

Act

of
1977;

(b)

the

United

Kingdom

Bribery

Act

2010;

and

(c)

all

applicable

national,

regional,
provincial,

state,

municipal

or

local

Laws

and

regulations

that

prohibit

tax

evasion,

money
laundering

or

otherwise

dealing

in

the

proceeds

of

crime

or

the

bribery

of,

or

the

providing

of
unlawful

gratuities,

facilitation

payments,

or

other

benefits

to,

any

Government

Official

or

any
other Person.
“Asset Taxes”

means any

ad valorem,

property,

excise, severance,

production, sales,

use
and other

similar Taxes

based upon

or measured

by the

operation or

ownership of

the Assets

or
the

production

of

Hydrocarbons

therefrom,

but

excluding,

for

the

avoidance

of

doubt,

Income
Taxes and Transfer

Taxes.
“Assets” means

all of

SWEPI’s

right, title

and interest in

and to

the following

assets and
properties as of the Effective Time (excluding any Retained Assets):
(a) the Real Property Interests;
(b) the Wells;
(c) the Units;

Exhibit 10.1

(d) all Surface Contracts;
(e)
all Equipment;

(f)
all

Contracts

(including,

(x)

without

limiting

any

disclaimer

by

Seller
hereunder, with respect to

each joint operating agreement where SWEPI

is
named

or

acting

as

the

operator,

all

of

SWEPI’s

rights

and

obligations
(including operatorship)

in and

to such

joint

operating

agreement

and (y)
the Related Party Contracts

set forth on

Schedule 5.7) to the

extent related
to

or

used

or

held

for

use

in

connection

with

(i) the

exploration,
development

or

operation

of

the

Real

Property

Interests

or

the
transportation,

marketing

or

disposition

of

Hydrocarbons,

water

or

other
substances produced

therefrom

or

(ii) the

Previously-Divested

Properties,
but excluding Contracts to the extent related to the IT Systems;
(g) all Permits with respect to the exploration, development or operation of the
Properties,

the

Surface

Contracts

or

the

Equipment

or

the

transportation,
marketing

or

disposition

of

Hydrocarbons,

water

or

other

substances
produced therefrom, to the extent the foregoing Permits are not included in the Surface Contracts;
(h) all Records;
(i)
all

(i)

trade

credits,

accounts

receivable,

notes

receivable,

take-or-pay
amounts

receivable,

and

other

receivables

and

general

intangibles,
attributable

to

the

other

Assets

with

respect to

periods

of

times

from

and
after

the

Effective

Time;

and

(ii)

liens

and

security

interests

in

favor

of
SWEPI

or

its

Affiliates,

whether

choate

or

inchoate,

under

any

Law

or
Contract to the extent arising from, or

relating to, the ownership, operating,
or sale or

other disposition on

or after the

Effective Time of any of

the other
Assets or to the extent arising in favor of SWEPI as to the

operator or non-
operator of any Property;
(j)
all rights

of SWEPI

to audit the

records of

any Person

and to

receive refunds
or

payments

of

any

nature,

and

all

amounts

of

money

relating

thereto,
whether before, on, or after the Effective Time;
(k)
all claims

for

refunds (whether

by

way of

refund,

credit, rebate,

offset

or
otherwise) of,

Tax assets or credits

attributable to

and rights

to receive

funds
from any

Governmental Authority or

any loss carryforwards

with respect or
related to

any Taxes,

whether attributable

to the

period before,

at or

after
the Effective Time; and
(l)
all

(i)

Hydrocarbons

produced

from

and

to

the

extent

attributable

to

the
Properties with respect to all

periods subsequent to the Effective

Time, (ii)
Hydrocarbon

inventories

from

or

attributable

to

the

Properties

that

are

in
storage on the

Effective Time, (iii) to the

extent related

or attributable to

the
Properties,

all

production,

plant,

and

transportation

imbalances

as

of

the

Exhibit 10.1

Effective

Time,

and

all

make-up

rights

with

respect

to

take-or-pay
payments,

(iv)

proceeds

from

or

of

such

Hydrocarbons;

and

(v)

all
proprietary seismic

data, geological

data, engineering

data, and

other data
and interpretations, files and records

(in whatever form), in each

case to the
extent

related

to

the

Assets,

if

any,

provided

that

Buyer

obtains

any
sublicense

or

other

similar

arrangement

required

to

receive

such

data,
interpretations, files, and records;

(m) the SCADA Systems; and
(n)
all

claims

against

Third

Parties

(including

those

described

on

Schedule
3.7(b))

to

the

extent

relating

to

the

ownership,

use,

construction,
maintenance or operation of the Assets, whether

or not previously asserted
by

SWEPI, but

excluding

any

such

claims

to the

extent

relating

to

Seller
Taxes.
“Assignment

Agreement”

means

the

assignment

of

membership

interest

substantially

in
the form attached hereto as Exhibit A assigning the Subject Interests to Buyer.
“Assumed

Liabilities”

means

all

duties,

obligations,

claims

and

liabilities

of

SWEPI
relating

to,

arising

out

of,

or

resulting

from

the

Assets

or

SWEPI’s

or

Newco’s

ownership

or
operation of the Assets or

of any Previously-Divested Properties,

prior to, on or after

the Effective
Time, but excluding any Seller Taxes.
“Base Purchase Price” has the meaning set forth in Section 2.4.
“Benefit Plan” means any “employee benefit plan,” within the meaning of Section 3(3) of
ERISA, and any bonus, deferred compensation, incentive compensation, employment,

consulting
or other

compensation agreement,

equity, equity purchase

or any

other equity-based

compensation,
change

in

control,

termination

or

severance,

sick

leave,

pay,

salary

continuation

for

disability,
hospitalization, medical insurance,

retiree welfare, life insurance,

scholarship, cafeteria, employee
assistance, education or tuition assistance, or fringe benefit policy, plan, program or arrangement.
“Business

Day”

means

any

day

that

is

not

a

Saturday,

a

Sunday

or

other

day

on

which
banks are required or authorized by Law to be closed in the State of Texas.
“Buyer” has the meaning set forth in the Preamble of this Agreement.
“Buyer Fundamental

Representations” means

Section 4.2,

Section 4.3,

Section 4.4,

Section
4.5, Section 4.6, Section 4.9, and Section 4.12.
“Buyer Group” means Buyer, its Affiliates, and each of their respective officers, directors, employees, agents, advisors and other Representatives.
“Buyer Material Adverse Effect” means a Material Adverse Effect with respect to Buyer.
“Central Time”

means the central time zone of the United States of America.

Exhibit 10.1

“CERCLA”

means

the

Comprehensive

Environmental

Response,

Compensation

and
Liability Act, 42 U.S.C. § 9601 et seq., as amended.
“Claim Notice” has the meaning set forth in Section 9.2(b).
“Closing” has the meaning set forth in Section 7.1.
“Closing Date” has the meaning set forth in Section 7.1.
“Closing Payment” has the meaning set forth in Section 7.4(a).

“Code” means the United States Internal Revenue Code of 1986, as amended.
“Combined

Return”

means

any

affiliated,

aggregate,

consolidated,

combined

or

unitary
Tax

Return with

respect to

any “affiliated

group” as

defined in

Section 1504(a)

of the

Code (or
any analogous affiliated, aggregate, combined, consolidated or unitary group under state, local or
foreign Income Tax Law) (a) of which Newco

or any predecessor thereof (including

SWEPI) is or
has

been

a

member,

(b)

of

which

Seller

or

any

of

its

direct

or

indirect

owners,

Affiliates

or
Subsidiaries or

any predecessor

thereof (in

each case,

other than

Newco) is

or was

the common
parent and (c) which includes Newco (or any predecessor thereof, including SWEPI).
“Confidentiality Agreement” means that certain

Confidentiality Agreement dated May 24,
2021 between SWEPI and Buyer.
“Confidentiality Restrictions” has the meaning set forth in Section 5.3(b).
“Consent”

means

any

approval,

consent,

change

of

control

provision,

permission,
ratification, waiver,

notification or

other authorization

that may

be applicable

to the

transactions
contemplated by this Agreement and,

for the avoidance of

doubt, does not include

any change of
control provision if such provision

is subject to a carve-out

for the sale of all

or substantially all of
the

assets

of

a

party,

which

carve-out

alone,

if

satisfied,

is

sufficient

to

entirely

negate

the
application of such change of control provision to any particular transaction.
“Contracting Parties” has the meaning set forth in Section 11.13.
“Contracts”

means

all

contracts,

agreements

(including

any

side

letter

agreements

or
purchase

orders

or

other

similar

agreements

entered

into

under

any

master

agreement

(such

as
master services agreements or fleet agreements)), or other legally binding arrangements presently existing to which SWEPI is a party or by which SWEPI is bound or to which any of the Assets or the

Subject

Interests

is

subject,

but

excluding

the

Leases,

the

Surface

Contracts,

and

any

other
instrument

creating

or

memorializing

the

ownership

of

any

Properties

or

Surface

Contracts
included in the Assets.
“Control” means

with respect

to any

Person, the

possession, directly

or indirectly,

of the
power

to

direct

or

cause

the

direction

of

the

management

or

policies

of

such

Person,

whether
through the ownership of voting securities, as

trustee or executor, as

general partner or managing
member,

by

contract

or

otherwise,

including

the

ownership,

directly

or

indirectly,

of

securities
having the power to elect

a majority of the board

of directors or similar body governing

the affairs

Exhibit 10.1

of such Person.

The terms “Controls”

and “Controlled by”

and other derivatives

shall be construed
accordingly.
“Controlled Group Liability” means any and all

liabilities (i) under Title IV of ERISA, (ii)
under Sections

206(g), 302

or 303

of ERISA,

(iii) under

Sections 412,

430, 431,

436 or

4971 of
the

Code,

and

(iv)

as

a

result

of

the

failure

to

comply

with

the

continuation

of

coverage
requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.
“Conversion” has the meaning set forth in Section 5.19(a).
“COPAS

”

has the meaning set forth in Section 2.3(a).

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.
“Current Insurance Policies” has the meaning set forth in Section 5.14(a).
“Current Tax

Period” means any Tax

period beginning on or before, and

ending after, the
Closing Date.
“Customary

Agreement”

means

an

agreement,

contract,

arrangement

or

commitment
entered into with customers, vendors, lessors or the like in the ordinary course of business and the
primary purpose of which does not relate to Taxes.
“Customary

Post-Closing

Consents”

means

consents

and

approvals

from

Governmental
Authorities for the transfer of

the Subject Interests to Buyer

that are customarily obtained

after the
transfer of similar Interests.
“Cut-off Date” has the meaning set forth in Section 2.5.
“Damages”

means,

subject

to

Section

11.11,

any

liability,

loss,

cost,

expense,

award,
obligation, assessment, penalty, fine or judgment

of any kind or character, whether attributable to
personal

injury

or

death,

property

damage,

contract

claims,

torts,

or

otherwise,

and

including
penalties and

interest on

any amount

payable as

a result

of any

of the

foregoing and

reasonable
fees and expenses of attorneys, consultants, accountants

or other agents and experts (which,

in the
case of

indemnification, are reasonably

incident to matters

indemnified against, and

the reasonable
costs of enforcement of the indemnity).
“Deposit” has the meaning set forth in Section 2.7.
“DOJ” means the Department of Justice.
“Dollars” means U.S. Dollars.
“Effective Time”

has the meaning set forth in Section 2.2(a).
“Encumbrance(s)”

means

any

charge,

claim,

license,

limitation,

condition,

equitable
interest, mortgage, lien, pledge, option, warrant, security interest, right of first refusal and/or right

Exhibit 10.1

of first offer, pre-emptive

right, adverse claim or restriction of any kind,

including any restriction
on or transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership.
“Environmental Condition” means (a) a condition with

respect to the air,

soil, subsurface,
surface waters, ground waters and/or sediments that causes an Asset (or Seller,

SWEPI or Newco
with respect to an

Asset) not to

be in compliance with

any Environmental Law,

(b) the existence
with respect to the Assets or the operation thereof of any environmental pollution, contamination, degradation, damage or injury caused

by or related to an

Asset for which Remediation

is presently
required

(or

if

known,

would

be

presently

required)

under

Environmental

Laws,

or

(c)

any
condition, act or omission with respect to

an Asset or operation thereof that gives rise

to liabilities
or obligations under Environmental Laws.
“Environmental Laws” means,

as the same have

been amended as of

the Execution Date,
any

Law

(including

common

law)

relating

to

pollution,

the

protection

or

restoration

of

the
environment or, as

such relates to Hazardous

Substances, Hydrocarbons or NORM,

occupational
health

and

safety,

natural

resources

including

flora

and

fauna,

or

natural

resource

damages,
including any such

law relating to

the generation, manufacture,

treatment, storage, disposal,

use,
handling, transportation or Release of any Hazardous Substances, Release of Hydrocarbons, or to
exposure to

Hazardous Substances,

Hydrocarbons or

NORM, including

CERCLA, the

Resource
Conservation and

Recovery Act,

42 U.S.C.

§ 6901

et seq.;

the

Federal Water

Pollution Control
Act, 33

U.S.C. §

1251 et

seq.; the

Clean Air

Act, 42

U.S.C. §

7401 et

seq.; the

Hazardous Materials
Transportation

Act,

49

U.S.C.

§

5101

et

seq.;

the

Toxic

Substances

Control

Act,

15

U.S.C.

§§
2601 through 2629; the Oil Pollution

Act, 33 U.S.C. § 2701 et seq.; the

Emergency Planning and
Community

Right-to-Know

Act,

42

U.S.C.

§

11001

et

seq.;

the

Safe

Drinking

Water

Act,

42
U.S.C.

§§

300f

through

300j;

the

Occupational

Safety

and

Health

Act,

and

their

implementing
regulations, along with and all similar state or local acts and regulations.
“Equipment” means SWEPI’s

right, title

and interest in

and to all

equipment, machinery,
fixtures, and other

tangible personal property

and improvements used

or held for

use in connection
with the operation of

the Properties or the handling,

production, storage, transportation, treatment,
or processing, marketing, or disposition of Hydrocarbons from the Properties (whether located on or off the Properties),

including all rigs,

platforms, constructions, extraction plants,

facilities, gas
systems (for gathering, treating, injection

and compression), water systems (for treating,

disposal
and

injection),

well

heads,

compressors,

casing,

tubing,

rods,

flow

lines,

transmission

lines,
gathering lines, pipelines, derricks, vessels, tanks, boilers, separators, treating equipment,

pumps,
motors, gauges,

valves, heaters,

treaters, machinery,

tools, automation

systems including

meters
and

related

telemetry

on

Wells,

power

lines,

telephone

and

communication

lines,

and

all

other
movable

property

and

fixtures

located

upon

or

used

or

held

for

use

in

connection

with

the
Properties, together with

all additions, accessories,

parts, attachments, special

tools and accessions
affixed

thereto

or

used

in

connection therewith,

and

including

any

such

equipment,

machinery,
fixtures, and other

tangible personal property

and improvements that

is leased pursuant

to a master
services agreement or fleet agreement, but excluding the IT Systems.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

Exhibit 10.1

“ERISA Affiliate”

means any

person or

entity under

common control

with Seller

within
the meaning

of Section

414(b), (c),

(m), or

(o) of

the Code

and the

rules and

regulations issued
thereunder.
“Execution Date” has the meaning set forth in the Preamble of this Agreement.
“FFCRA” means

the Families

First Coronavirus

Response Act,

Pub. L.

No. 116-127 (116th
Cong.) (Mar. 18, 2020).
“Fraud” means

actual fraud by

a Party, which involves

a knowing

and intentional or

willful
misrepresentation

or

omission

of

a

material

fact

with

respect

to

the

making

of

(a)

any
representation or warranty set forth in Article 3

or confirmed in the certificate delivered by Seller
at Closing

pursuant to Section

7.2(c) or (b)

Article 4

or confirmed in

the certificate delivered

by
Buyer

at

Closing

pursuant

to

Section

7.3(b),

as

applicable,

and

in

each

case,

with

the

intent

of
inducing any other Party hereto to enter into this Agreement and upon which such other Party has relied

under

applicable

tort

Laws,

and

does

not

include

any

fraud

claim

based

on

negligent
misrepresentation, recklessness or any equitable fraud or promissory fraud.
“FTC” means the Federal Trade Commission.
“GAAP” means

United States

generally accepted

accounting principles

as in

effect from
time to time.
“Government

Official”

means

an

official

or

employee

of

any

Governmental

Authority,
including any person acting

in official capacity for

a Governmental Authority,

regardless of rank
or position; any official or employee

of a company wholly or

partially controlled by a government
(e.g.,

a

state-owned

oil

company),

but

excluding

employees

seconded

to

such

companies;

a
political party or any official of one; any candidate for political office; any officer or employee of
a

public

international

organization,

such

as

the

United

Nations

or

World

Bank;

and

immediate
family

members

(spouse,

dependent

child,

parent

or

household

member)

of

any

of

the

Persons
listed above.
“Governmental Authority”

means any

instrumentality,

subdivision,

court, administrative
agency,

commission, official

or other

authority of

the United

States or

any other

country or

any
state, province, prefect,

municipality, locality or other government

or political subdivision

thereof,
or

any

quasi-governmental

or

private

body

exercising

any

administrative,

executive,

judicial,
legislative,

arbitral,

police,

regulatory,

taxing,

importing

or

other

governmental

or

quasi-
governmental authority.
“Governmental Transition Filing” has the meaning set forth in Section 5.20.

“Hard Required Consent” means a Required Consent that is not a Soft Required Consent.
“Hazardous

Substances”

means

any

pollutants,

contaminants,

toxic

or

hazardous
substances, materials, wastes, constituents, compounds or chemicals that are regulated by, or may form

the

basis

of

liability

under,

any

Environmental

Laws,

including

asbestos-containing
materials, produced water, poly-chlorinated bi-phenyls, or per- or poly-fluoroalkyl substances.

Exhibit 10.1

“Hedging Transaction” means a transaction that is (a) a swap, basis swap, option, forward contract,

future

contract,

collar,

three-way

collar,

or

similar

transaction

entered

into

“over-the-
counter”, (b) involving,

or settled by

reference to,

one or more

commodities, and (c)

intended to
hedge the risks associated with the production of Hydrocarbons.
“HSR

Act”

means

the

Hart-Scott-Rodino

Antitrust

Improvements

Act

of

1976,

as
amended.
“Hydrocarbons” means oil, gas, condensate and other gaseous and liquid hydrocarbons or
any combination thereof,

and all

minerals, products and

substances extracted, separated,

processed
and produced therefrom or therewith.
“Imbalances” means any imbalance at the wellhead between the amount of Hydrocarbons
produced from

any of

the Wells and allocated

to, the interests

of SWEPI (as

of the

Execution Date)
or Newco (as

of the

consummation of the

Merger) therein

and the shares

of production

from the
relevant

Well

to

which

such

Person

was

entitled,

or

at

the

pipeline

flange

(or

inlet

flange

at

a
processing

plant

or

similar

location)

between

the

amount

of

Hydrocarbons

nominated

by

or
allocated to such Person and the Hydrocarbons actually delivered on behalf of such Person at that point.
“Income Taxes”

means any income, capital gain, gross receipts, franchise or other similar
Taxes.
“Indebtedness” of any

Person means, without

duplication:

(a) indebtedness of

such Person
for borrowed

money,

(b)

obligations of

such Person

to pay

the deferred

purchase or

acquisition
price

for

any

property

of

such

Person,

(c)

obligations

of

such

Person

with

respect

to

unpaid
management fees, (d) all deposits and monies received in advance, (e) indebtedness evidenced by notes, debentures,

bonds, or

other similar

instruments, (f)

obligations

of such

Person to

pay the
deferred purchase

price of

goods and

services, including

any earn

out liabilities

associated with
past acquisitions, (g)

reimbursement obligations

of such

Person in respect

of drawn

letters of

credit
or similar instruments issued or accepted by banks and other financial institutions for the account
of

such

Person,

(h)

obligations

of

such

Person

under

a

lease

to

the

extent

such

obligations

are
required to

be

classified

and accounted

for

as a

capital

lease on

a balance

sheet of

such

Person
under

GAAP,

and

(i)

indebtedness

of

others

as

described

in

clauses

(a)

through

(h)

above
guaranteed by

such Person

or for

which such

Person is

liable as

obligor,

surety,

by Contract,

or
otherwise; but

Indebtedness does

not include

(x)

accounts payable

to trade

creditors or

accrued
expenses, in each case arising in the ordinary course of business consistent with past practice and
that

are

not

yet

due

and

payable,

or

are

being

disputed

in

good

faith,

and

the

endorsement

of
negotiable instruments for

collection in the

ordinary course of

business, (y) the

arrangements set
forth on Schedule 3.24, or (z) the Material Contracts.

“Indemnified Person” has the meaning set forth in Section 9.2(a).
“Indemnifying Person” has the meaning set forth in Section 9.2(a).
“Individual

Environmental

Indemnity

Threshold”

has

the

meaning

set

forth

in

Section
9.3(c).

Exhibit 10.1

“Individual Indemnity Threshold” has the meaning set forth in Section 9.3(c).
“Intellectual

Property”

means

all

intellectual

property

pertaining

to

the

other

Assets,
including (a) all registered and

unregistered names, trademarks, service names and

service marks
(and

applications

for

registration

of

the

same)

of

SWEPI

and

(b)

all

trade

secrets,

technical
information,

know-how

and

other

confidential

information

which

are

not

disclosed

in

issued
patents, published patent applications or copyright registrations of SWEPI.

“Intellectual Property Rights” means rights in any of the following to the extent subject to protection under

applicable Law:

(a) trademarks,

service marks,

logos and

trade names;

(b) patents;
(c) copyrights; (d) internet domain names; (e) trade secrets and other proprietary and confidential
information; and (f) any registrations or applications for registration for any of the foregoing.
“Interests” means,

with respect

to any

Person, (a)

capital stock,

membership interests,

units,
partnership

interests,

other

equity

interests,

rights

to

profits

or

revenue

and

any

other

similar
interest

of

such

Person

(including

the

right

to

participate

in

the

management

and

business

and
affairs

or

otherwise

Control

such

Person),

(b)

any

security

or

other

interest

convertible

into

or
exchangeable or exercisable

for any of

the foregoing, and

(c) any right

(contingent or otherwise)
to subscribe for, purchase or otherwise acquire any of the foregoing.
“IT

Systems”

means

all

information

technology

equipment

and

services,

networks

and
associated

information

systems,

whether

owned,

used

or

held

for

use

by

Seller

or

any

of

its
Affiliates,

including

SWEPI,

including:

(i)

all

computer

hardware

(including

network

and
telecommunications

devices,

laptops,

mobile

devices,

peripherals,

printers,

scanners,

storage,
racks);

(ii)

all

software

(including

firmware,

associated

user

manuals,

object

code

and

source
code); and (iii) all databases, but excluding the SCADA Systems.
“Known/Knowledge” means,

whenever a

statement regarding

the existence

(or absence)
of any fact, circumstance or condition in this

Agreement is qualified by a phrase such as “to

such
Party's Knowledge”,

“Known to

such Party,”

or “had

actual Knowledge”,

the Parties

intend that
the

only

information

to

be

attributed

to

such

Party

with

respect

to

such

fact,

circumstance

or
condition is information

actually known to

(a) the person

in the case of

an individual or (b)

subject
to

Section

3.1(a)

and

Section

4.1(a),

in

the

case

of

a

corporation

(or

other

business

entity),

the
current officer and manager who devotes substantial attention to matters of such nature during the
ordinary

course

of

such

person’s

employment.

Unless

otherwise

specifically

provided

in

this
Agreement,

no

Party

is

represented

or

obligated

to

have

undertaken

a

separate

investigation

in
connection

with

the

transaction

contemplated

in

this

Agreement

to

determine

the

existence

(or
absence)

of

any

statement

or

representation

qualified

by

a

phrase

such

as

“to

such

Party's
Knowledge”, “Known to such Party” or “had actual Knowledge”.
“Laws” means all

Permits, statutes,

laws, ordinances,

regulations, rules,

codes, executive
orders, injunctions, judgments, decrees, rulings, or orders of any Governmental Authority.
“Leases”

has

the

meaning

set

forth

in

the

definition

of

“Real

Property

Interests”

in

this
Appendix A.
“Material Adverse

Effect”

means, with

respect to

any Person,

any change,

circumstance,
development, state of facts, effect, or

condition that, individually or in the

aggregate, (a) has been,

Exhibit 10.1

or

would

be

reasonably

likely

to

be,

materially

adverse

to

the

business,

liabilities,

financial
condition, or results

of operations

of such

Person, or (b)

materially and

adversely affects the

ability
of

such

Person

to

consummate

the

transactions

contemplated

hereby

or

would

reasonably

be
expected

to

do

so;
provided , however
,

that

in

the

case

of

subsection

(a)

above,

none

of

the
following, either alone or in

combination, shall be deemed

to constitute or contribute to

a Material
Adverse

Effect,

or

otherwise

be

taken

into

account

in

determining

whether

a

Material

Adverse
Effect has

occurred or

is existing:

(i) any change

in applicable

Laws or accounting

standards or
the

interpretation

or

enforcement

thereof

after

the

date

of

this

Agreement;

(ii)

any

change

in
general

economic

or

political

conditions

or

business

conditions

or

financial,

credit,

debt,

or
securities

market

conditions

generally,

including

changes

in

supply,

demand,

interest

rates,
exchange rates, commodity prices (including Hydrocarbons), electricity prices, or fuel costs, sand or proppants; (iii)

any legal, regulatory, or other

change generally affecting the

industries, industry
sectors, or geographic sectors

of such Person, any

increase in operating costs

or capital expenses
or any reduction in drilling activity or production or the demand for related gathering, processing,
transportation,

and

storage

services;

(iv)

any

change

resulting

or

arising

from

the

execution

or
delivery

of

this

Agreement

or

the

other

Transaction

Documents,

the

consummation

of

the
transactions contemplated

hereby, or the

announcement or

other publicity

or pendency

with respect
to any

of the

foregoing (including

the impact

thereof on

relationships, contractual

or otherwise,
with

customers,

suppliers,

distributors,

partners,

employees

or

labor

unions);

(v)

any

change
resulting or arising from hostilities, sabotage, terrorism, or the escalation of any of the foregoing;
(vi)

any

epidemic,

pandemic,

disease outbreak

(including

the

COVID-19

virus)

or

other

public
health crisis or public health

event, or the worsening

of any of the foregoing;

(vii) any disruption
in the

purchase or

transportation of

crude oil

or natural

gas produced

or otherwise

sold by

such
Person or its Subsidiaries as a result of

any shutdown, interruption or declaration of force majeure
by

any

pipeline

operator

or

other

purchaser

of

such

products;

(viii)

natural

declines

in

well
performance or reclassification or recalculation

of reserves in the ordinary

course of business; (ix)
seasonal reductions

in revenues

and/or earnings

of such

Person or

any of

its Subsidiaries

in the
ordinary course

of their

respective businesses;

(x) any

actions taken

or omitted

to be

taken by

a
Party

at

the

written

direction

of

the

other

Party

(for

the

avoidance

of

doubt

any

action

by,

or
omission of, a

Party for which

such Party sought

or requested, and the

other Party
provided , that
consent shall not be deemed

to be “at the written direction

of” such Party); (xi) any change,

in and
of itself, in the market price or trading

volume of such Person’s securities; (xii) any failure, in and of

itself,

by

such

Person

to

meet

any

internal

or

published

projections,

forecasts,

estimates

or
predictions in respect of revenues, earnings, production or other financial or operating metrics for any

period

(it

being

understood

that

the

events,

changes,

circumstances,

occurrences

or

effects
giving rise to or contributing to such failure may be deemed to constitute or be taken into account in determining whether there has occurred or

would occur a Material Adverse Effect) or (xiii) any
change

resulting

or

arising

from

compliance

with

this

Agreement,

including

the

taking

of

any
action required hereby or the failure to take any action that is not permitted hereby; provided, that the exceptions in clauses

(ii) and (iii) above

shall apply only to the

extent that such changes

do not
have a

disproportionate

impact

on such

Person as

compared to

other

Persons

in the

oil

and gas
industry related

to similarly

situated operations

in the

geographic region

in which

the such

Person’s
assets are located.
“Material Contracts” has the meaning set forth in Section 3.11(a).
“Merger”

has the meaning set forth in Section 5.19(b).

Exhibit 10.1

“Net Mineral

Acres”

means,

as

computed

separately

with

respect to

each

Lease, (a)

the
number of gross acres in the land

covered by such Lease, multiplied by (b)

the lessor’s or owner’s
undivided mineral

interest in

the Hydrocarbons

covered by

such Lease

in such

lands, multiplied
by (c) SWEPI’s Working

Interest in such Lease.
“Net Revenue Interest”

means, (a) with respect

to any Well,

SWEPI’s interest

(expressed
as

a

percentage

or

a

decimal)

in

and

to

the

Hydrocarbons

produced,

saved

and

sold

from

or
allocated to such Well, (b) with respect to any

Lease, SWEPI’s interest (expressed as a percentage
or a decimal on an “8/8ths” basis with respect to SWEPI’s Working Interest in such Lease) in and to the Hydrocarbons produced, saved and sold from or

allocated to such Lease, or (c) with respect
to any Unit, SWEPI’s

interest (expressed as a percentage or

decimal) in and to the

Hydrocarbons
produced, saved and sold

from or allocated to

such Unit, in the

case of each

of items (a),

(b) and
(c), after giving effect to all Royalties.
“Newco” has the meaning set forth in Section 5.19(b).
“Newco

Transaction

Expenses”

means

the

aggregate

amount

of

any

and

all

fees

and
expenses incurred by or

on behalf of, or

paid or to be

paid directly by,

Newco or any Person

that
Newco pays

or

reimburses

or is

otherwise legally

obligated to

pay

or

reimburse (including

any
such fees

and expenses

incurred by

or on

behalf of

Seller or

SWEPI) in

connection with

the process
of selling

the Subject

Interests or

the negotiation,

preparation or

execution of

this Agreement

or
the Transaction Documents or the

performance or consummation of

the transactions contemplated
hereby or

thereby, including (a) all fees

and expenses of

counsel, advisors, consultants,

investment
bankers,

accountants,

auditors

and

any

other

experts

in

connection

with

the

transactions
contemplated hereby (including

any process run

by or on

behalf of Newco

in connection with

such
transactions);

(b)

all

brokers’,

finders’

or

similar

fees

in

connection

with

the

transactions
contemplated hereby (including

any process run

by or on

behalf of Newco

in connection with

such
transactions); (c) subject

to Section 5.2,

any fees

and expenses

associated with obtaining

necessary
or appropriate waivers, consents, or approvals of any Governmental Authority or Third Parties on behalf of Newco in connection

with the transactions contemplated hereby

(including any process
run

by

or

on

behalf

of

Newco

in

connection

with

such

transactions);

(d)

any

fees

or

expenses
associated with obtaining the

release and termination of

any Encumbrances in connection

with the
transactions

contemplated

hereby

(including

any

process

run

by

or

on

behalf

of

Newco

in
connection

with

such

transactions);

and

(e)

any

fees

and

expenses

associated

with

any

of

the
matters set forth on Schedule 3.13.
“Non-Permian Newco” has the meaning set forth in Section 5.19(b).
“Nonparty Affiliates”

has the meaning set forth in Section 11.13.
“NORM” means naturally occurring radioactive material.
“Organizational Documents”

means (a) with

respect to a

corporation, the charter,

articles
or

certificate

of

incorporation,

as

applicable,

and

bylaws

thereof,

(b)

with

respect

to

a

limited
liability company,

the certificate of formation or organization,

as applicable, and the operating or
limited

liability

company

agreement

thereof,

(c)

with

respect to

a

partnership,

the

certificate of

Exhibit 10.1

formation

and

the

partnership

agreement

thereof,

and

(d)

with

respect

to

any

other

Person,

the
organizational, constituent or governing documents or instruments of such Person.
“Outside Date”

means the

date that

is 120

days after

the Execution

Date;
provided , however
that if

the applicable

waiting

periods (and

any

extensions

thereof) under

the

HSR

Act have

not
expired or otherwise been

terminated on or prior

to such date, but

all other conditions precedent

to
Closing set forth in Section

6.1 and Section 6.2 have

been satisfied or waived (except

for any such
conditions

that by

their nature

may only

be satisfied

at or

in connection

with

the occurrence

of
Closing), then

the Outside

Date will

automatically be

extended to

the date

that is

150 days

after
the Execution Date.
“Party” and “Parties” have the meanings set forth in the Preamble of this Agreement.
“Permits”

means

federal,

state

and

local

government

licenses,

permits,

registrations,
franchises, orders,

consents,

approvals, variances,

waivers, exemptions

and other

authorizations
by, or filings with, any Governmental Authority.
“Permitted Encumbrance(s)” means any or all of the following:
(a)
Royalties to

the extent

that the

net cumulative

effect of

such burdens

on a
property does not, individually or in the aggregate, (i) reduce SWEPI’s Net
Revenue Interest

in such

Property below

that shown

in Schedule

1.1(a) or
Schedule 1.1(b),

as applicable,

(ii) increase

SWEPI’s

Working

Interest in
such Property

above that

shown in

Schedule 1.1(a)

or Schedule

1.1(b), as
applicable, without a proportionate increase

in the Net Revenue

Interest of
SWEPI in

such Property, or (iii)

reduce SWEPI’s Net Mineral

Acres in

such
Property below that shown in Schedule 1.1(a);
(b)
all

unit

agreements,

pooling

agreements,

operating

agreements,

farmout
agreements,

Hydrocarbon

production

sales

contracts,

division

orders

and
other contracts, agreements and instruments applicable to the Properties, in each case

to the

extent

that

the net

cumulative

effect

of

such

instruments
does not, individually or in

the aggregate, (i) reduce SWEPI’s Net Revenue
Interest

in

a

Property

below

that

shown

therefor

in

Schedule

1.1(a)

or
Schedule 1.1(b), as applicable, (ii) increase SWEPI’s Working

Interest in a
Property

above

that

shown

in

Schedule

1.1(a)

or

Schedule 1.1(b),

as
applicable, without a proportionate increase

in the Net Revenue

Interest of
SWEPI in

such Property, or (iii)

reduce SWEPI’s Net

Mineral Acres

in such
Property below that shown therefor in Schedule 1.1(a);
(c)
the Required Consents, or the

failure to obtain the Required

Consents, that
are triggered by the consummation of the transactions contemplated by this
Agreement;
(d)
liens for

Taxes

or assessments

not yet

due and

payable or

being contested
in good faith by appropriate proceedings, for which adequate cash reserves are maintained by SWEPI (as of the Execution Date) and Newco (as of

the

Exhibit 10.1

Closing) for the payment thereof in accordance

with GAAP and that are set
forth on Schedule 3.8(h);
(e)
materialman’s,

mechanic’s,

repairman’s,

employee’s,

contractor’s,
operator’s and

other similar liens

or charges

arising in

the ordinary course
of business for amounts not yet delinquent

or if delinquent, being contested
reasonably and

by appropriate

actions, and

for which

adequate cash

reserves
are

maintained

for

the

payment

thereof

in

accordance

with

GAAP
(including any amounts being withheld as provided by Law);
(f)
all rights to consent, by required notices to, filings with, or other actions by
Governmental

Authorities

that

do

not

apply

to

the

transactions
contemplated

by

this

Agreement

or,

if

they

do

apply,

are

customarily
obtained

subsequent

to

the

closing

of

transactions

that

are

similar

to

the
transactions

contemplated

by

this

Agreement

if

such

Governmental
Authority

is,

pursuant

to

applicable

Law,

without

discretion

to

refuse

to
grant such

consent

if specifically

enumerated

conditions

set forth

in such
applicable Law are satisfied, including Customary Post-Closing Consents;
(g)
excepting

circumstances

where

such

rights

have

already

been

triggered,
rights of reassignment arising upon

final intention to abandon

or release the
Assets, or any of them, and requiring notice to the holders of such rights;
(h)
easements, rights-of-way, covenants,

servitudes, Permits,

surface leases

and
other rights

in respect

of surface

operations that

do not,

individually or

in
the aggregate, materially interfere with the use, development, or ownership of the Assets subject thereto or affected thereby;
(i)
gas balancing

and other

production balancing

obligations, and

obligations
to

balance

or

furnish

make-up

Hydrocarbons

under

Hydrocarbon

sales,
gathering, processing or transportation contracts;
(j)
all rights reserved

to or vested

in any Governmental

Authorities to control
or regulate any of the Assets in any manner or

to assess Tax with respect to
the Assets, the

ownership, use or

operation thereof,

or revenue, income

or
capital gains

with respect

thereto, and

all obligations

and duties

under all
applicable

Laws

of

any

such

Governmental

Authority

or

under

any
franchise, grant, license or Permit issued by any Governmental Authority;
(k)
the terms and conditions of the Leases,

to the extent that the net cumulative
effect

of

such

terms

and

conditions

does

not,

individually

or

in

the
aggregate,

(i)

reduce

SWEPI’s

Net

Revenue

Interest

in

a

Property

below
that

shown

therefor

in

Schedule

1.1(a)

or

Schedule

1.1(b),

as

applicable,
(ii) increase

SWEPI’s

Working

Interest

in

a

Property

above

that

shown
therefor

in

Schedule

1.1(a)

or

Schedule

1.1(b),

as

applicable,

without

a
proportionate

increase

in

the

Net

Revenue

Interest

of

SWEPI

in

such

Exhibit 10.1

Property,

or (iii)

reduce

SWEPI’s

Net Mineral

Acres in

a Property

below
that shown therefor in Schedule 1.1(a);
(l) zoning and planning ordinances and municipal regulations promulgated by any Governmental Authority;
(m)
any

Encumbrance burdening

a

third

party

lessor’s

or

grantor’s

interest

in
the

Assets

(including

any

Encumbrances

created

under

deeds

of

trust,
mortgages and similar instruments by any such lessor or grantor), which, if not subordinated to the rights

of SWEPI (or Newco

after the consummation
of the Merger), is

not currently in default or

subject to foreclosure or other
enforcement proceedings by the holder;
(n)
depth severances expressly

identified on Schedule

1.1(a) or Schedule

1.1(b)
to

the

extent

that

they

do

not,

individually

or

in

the

aggregate,

reduce
SWEPI’s

Net

Revenue

Interest

or

Net

Mineral

Acre

ownership

in

any
Property

below

that

shown

on

Schedule

1.1(a)

or

Schedule

1.1(b),

as
applicable, for such Property or increase SWEPI’s

Working

Interest in any
Property

beyond

that

shown

on

Schedule

1.1(b)

without

a

corresponding
and

proportionate

increase

in

SWEPI’s

Net

Revenue

Interest

for

such
Property;
(o)
the terms and conditions of, and any rights

of third parties to back into any
interest in the Properties to the extent such

terms, conditions and rights are
expressly shown as

binding on

the applicable Property

on Schedule

1.1(a)
and/or Schedule 1.1(b);
(p)
normal

and

customary

liens

of

co-owners

under

operating

agreements
relating to the Properties, which obligations are not yet due and pursuant to
which SWEPI

(or Newco

after the

consummation of

the Merger)

is not

in
default;
(q)
defective

acknowledgements,

name

variations,

lack

of

power of

attorney,
lack

of

trustee

authorization,

lack

of

representative

capacity,

lack

of
evidence of corporate or entity authorization, failure to recite marital status or omissions

of successions

of heirship

or estate

proceedings, except

in each
case where

evidence is

available that

reasonably supports

a Third

Party’s
claim to superior title;
(r) lack of a survey of the surface of the Properties, unless a survey is required by Law;
(s)
any matter that

has been cured,

released or waived by

any Law of

limitation
or prescription, and which can be substantiated by the affirmative ruling of
a court of competent jurisdiction;
(t)
failure to record Leases issued by any Governmental

Authority (which, for
the avoidance

of doubt,

includes any

state or

county agency

or any

successor

Exhibit 10.1

agency

thereto)

in

the

real

property,

conveyance,

or

other

records

of

the
county

in

which

such

Leases

are

located,
provided
,

that

the

instruments
evidencing

the

conveyance

of

such

title

to

SWEPI

from

its

immediate
predecessor

in

title

are

recorded

with

and,

if

applicable,

approved

by

the
Governmental Authority that issued any such Lease;
(u)
rights of

any (i)

common owner of

any interest

in any

fee mineral

interest
as tenants

in common

or through

common ownership,

(ii) owner

or lessee
of any

oil and

gas interests

in formations,

strata, horizons,

or depths

other
than

the

depths

described

for

the

applicable

Lease

described

on
Schedule 1.1(a)

or

(iii)

common

owner

of

any

interest

in

surface

rights
currently held by

SWEPI and such

common owner as

tenants in common

or
through common ownership,

to the extent that

the net cumulative effect

of
the matter

referenced in

clause (i),

(ii) or

(iii) does

not, individually

or in
the aggregate,

(i) reduce SWEPI’s Net

Revenue Interest in

a Property

below
that

shown

therefor

in

Schedule

1.1(a)

or

Schedule

1.1(b),

as

applicable,
(ii) increase

SWEPI’s

Working

Interest

in

a

Property

above

that

shown
therefor

in

Schedule

1.1(a)

or

Schedule

1.1(b),

as

applicable,

without

a
proportionate

increase

in

the

Net

Revenue

Interest

of

SWEPI

in

such
Property,

or (iii)

reduce

SWEPI’s

Net Mineral

Acres in

a Property

below
that shown therefor in Schedule 1.1(a);
(v)
(i) lack of a

division order or

an operating agreement covering

any Property
(including portions

of a

Property that

were formerly

within a

unit but

that
have been excluded from the unit as a result

of a contraction of the unit) to
the extent

that they

do not,

individually or

in the

aggregate, reduce

SWEPI’s
Net Revenue Interest

or Net Mineral

Acre ownership in any

Property below
that shown in on Schedule

1.1(a) or Schedule 1.1(b), as

applicable, for such
Property or

increase SWEPI’s Working Interest in

any Property

beyond that
shown

on

Schedule

1.1(b)

without

a

corresponding

and

proportionate
increase in SWEPI’s

Net Revenue Interest for such

Property, or

(ii) failure
to

obtain

waivers

of

maintenance

of

uniform

interest,

restriction

on

zone
transfer,

or

similar

provisions

in

operating

agreements

with

respect

to
assignments

in

SWEPI’s

chain

of

title

to

the

Property

unless

(A)

the
underlying provisions of

such operating agreement

provide that

such failure
voids or nullifies (automatically or at the election of the holder thereof) the assignment

with

respect

to

such

asset

or

(B)

there

is

an

outstanding

and
pending, unresolved

claim from

a third

party with

respect to

the failure

to
obtain such waiver;
(w)
defects

arising

from

prior

expired

Hydrocarbon

leases

that

are

not
surrendered or released of record absent affirmative evidence of an adverse
claim by another Person that such

lease is in full force and

effect;
provided,
that

SWEPI

has

held

the

affected

Properties

for

at

least

five

consecutive
years on the Execution Date;

Exhibit 10.1

(x)
defects

based

solely

on

SWEPI’s

failure

to

have

a

title

opinion

or

title
insurance policy on any Property;

(y) the Retained Litigation;
(z)
decreases

in

SWEPI’s

Net

Revenue

Interest

(i)

in

connection

with

those
operations

in

which

SWEPI

may

be

a

non-consenting

co-owner

after

the
Execution Date

in accordance

with the

terms of

Section 5.4,

(ii) resulting
from the reversion of interests

to co-owners with

operations in which such
co-owners elect after the Execution Date not to consent, (iii)

resulting from
the establishment or amendment,

after the Execution Date,

of pools or units
permitted

under

the

terms

of

Section

5.4,

or

(iv)

required

to

allow

other
working

interest

owners

to

make

up

past

underproduction

or

pipelines

to
make up past under-deliveries

to the extent accounted

for and described in
Schedule 3.12;
(aa)
increases

in

SWEPI’s

Working

Interest

in

a

Property

above

that

shown
therefor

in

Schedule

1.1(a)

or

Schedule

1.1(b),

as

applicable

(i)

that

are
accompanied by at least a proportionate increase in

SWEPI’s Net Revenue
Interest in

such Property

above that

shown

therefor

in

Schedule 1.1(a)

or
Schedule

1.1(b),

as

applicable,

or

(ii)

resulting

from

contribution
requirements with respect to defaulting or non-consenting co-owners under
the applicable operating agreement;
(bb) decreases in SWEPI’s Net Mineral Acres or Net Revenue Interest listed on
Schedule

1.1(a)

or

Schedule

1.1(b),

as

applicable,

where

there

is

a
proportionate Net

Revenue Interest

or Net

Mineral Acres

increase related
to

a

different

Property

(the

value

of

which

Net

Revenue

Interest

or

Net
Mineral Acres increase, as

applicable, is in

each case on a

basis comparable
to or

more

favorable

than

the corresponding

Net

Revenue Interest

or

Net
Mineral Acres that are the subject of

such decrease), and such decrease and
correlating increase are due to an acreage

swap that has not been accounted
for in SWEPI’s leasing systems;
(cc)
decreases

in

SWEPI’s

Net

Mineral

Acres

(i)

in

connection

with

those
operations

in

which

SWEPI

may

be

a

non-consenting

co-owner

after

the
Execution Date in

accordance with the

terms of Section 5.4,

or (ii) resulting
from the establishment or

amendment, after the Execution

Date, of pools or
units permitted under the terms of Section 5.4;
(dd)
defects which

are based

solely on

(i) a

lack of

information in

SWEPI’s

or
Newco’s files or of record,

(ii) references to

any document if

a copy of

such
document

is

not

in

SWEPI’s

or

Newco’s

files

or

of

record,

or

(iii)

the
inability

to

locate

an

unrecorded

instrument

of

which

Buyer

has
constructive or

inquiry notice

by virtue

of a

reference to

such unrecorded
instrument in a recorded instrument

(or a reference to a

further unrecorded
instrument in such

unrecorded instrument), unless,

in each of

(i), (ii) or

(iii),

Exhibit 10.1

such

lack

of

information,

referenced

document

or

unlocated

unrecorded
instrument is required to establish the existence or validity of a Property;
(ee)
any

defect

as

a

consequence

of

cessation

of

production,

insufficient
production,

or

failure to

conduct

operations

on

any

of

the

Assets

held

by
production, or lands pooled,

communitized, or unitized therewith,

except to
the extent (i) the cessation

of production, insufficient

production or failure
to conduct operations is

affirmatively shown to exist

such that it has given
rise to a

right of the

lessor or other

third party to

terminate all or

any portion
of the underlying Lease

or (ii) of a third party’s

claim of termination of

all
or

any

portion

of

the

underlying

Lease;
provided,

however
,

that

defects
based

upon

a

determination

that

(A)

there

has

been

no

Hydrocarbon
production

from

wells

located

on

the

Property

or

lands

pooled,
communitized

or

unitized

therewith,

and

(B)

there

has

been

no

activity
conducted

on

the

Property

or

lands

pooled,

communitized

or

unitized
therewith

that

would

otherwise maintain

the

Property

in

force and

effect,
may be

considered as

a breach

of Seller’s special

warranty of

title in Section
3.20; and
(ff)
the Material

Contracts and

the matters

set forth

on any

Schedule, in

each
case to the extent

that the net cumulative

effect of such Material

Contracts
and matters

do not,

individually or

in the

aggregate, (i) reduce

SWEPI’s Net
Revenue Interest

in a Property

below that

shown therefor in

Schedule 1.1(a)
or Schedule

1.1(b), as

applicable, (ii)

increase SWEPI’s

Working

Interest
in

a

Property

above

that

shown

in

Schedule

1.1(a)

or

Schedule 1.1(b),

as
applicable, without a proportionate increase

in the Net Revenue

Interest of
SWEPI in

such Property, or (iii)

reduce SWEPI’s Net

Mineral Acres

in such
Property below that shown therefor in Schedule 1.1(a).
“Person” means an individual, corporation, partnership, limited liability company,

limited
liability

partnership,

joint

venture,

syndicate,

person,

trust,

association,

organization

or

other
entity,

including

any

Governmental

Authority,

and

including

any

successor,

by

merger

or
otherwise, of any of the foregoing.
“Phase

I

Environmental

Site

Assessment”

means

an

environmental

site

assessment
performed pursuant

to ASTM

E1527-13 Standard

Practice for

Environmental Site

Assessments:

Phase

I

Environmental

Site

Assessment

Process

or

any

similar

environmental

assessment,
including a limited

assessment of a

facility’s or operation’s compliance with Environmental

Laws;
provided,

that the Phase I Environmental Site Assessment shall not include any sampling, testing, or invasive activities.
“Pre-Effective Refund” has the meaning set forth in Section 10.2.
“Preferential Rights”

means any

right or

agreement that

may enable

any Person

to purchase
or acquire any Asset or

any interest therein or

portion thereof as a

result of or in

connection with
the execution or

delivery of this Agreement

or the consummation of

the transactions contemplated
hereby, including any preferential purchase rights, rights of first refusal, or other similar rights.

Exhibit 10.1

“Previously-Divested Properties”

means the

leases and

wells that

have been

divested by
SWEPI in the Subject Area and that are set forth on Schedule A-1.
“Proceeding”

means any

proceeding, claim,

charge, complaint,

lawsuit, direct

or indirect
demand, inquiry, hearing, notice of violation, investigation,

action, cause of action,

suit, litigation,
arbitration, citation, summons,

subpoena, audit, controversy, discovery

request, or other

dispute or
legal proceeding,

whether civil,

criminal, administrative

or otherwise,

made pursuant

to federal,
state or other Laws.
“Properties” means, collectively, the Real Property Interests, the Units and the Wells.
“Property Costs” means each of

the following to the extent

incurred in and attributable

to
the ownership

and operation

of the

Assets in

the ordinary

course of

business and,

where applicable,
the

applicable

operating

agreement

and

not

otherwise

prohibited

under

Section

5.4:

(a) all
operating expenses (including costs of

Seller personnel dedicated to

the Assets, insurance, rentals,
shut-in payments,

title examination

and curative

actions taken

in connection

with the

drilling of
Wells,

and gathering,

marketing, processing

and transportation

costs in

respect of

Hydrocarbons
produced from the Properties), (b) capital expenditures (including bonuses, broker fees, and other
Lease acquisition costs, costs of drilling and completing wells, cost of building site pads, costs of
acquiring Equipment, and

other Lease acquisition,

extension or renewal

costs); and

(c) overhead
costs

charged

to

the

Assets

under

any

applicable

Third

Party

operating

agreement;
provided ,
however
, that “Property Costs”

shall exclude Seller’s

and its Affiliates’ general

and administrative
expenses

and

any

liabilities,

losses

and

expenses

attributable

to

(i)

any

matters

with

respect

to
which

Buyer

Group

or

Seller

Group

is

entitled

to

indemnity

from

the

other

Party

under

this
Agreement or (ii) Taxes.

“Public Announcement Restrictions” has the meaning set forth in Section 5.3(a).
“Purchase Price”

has the meaning set forth in Section 2.4.
“Real Property

Interests” means

SWEPI’s

right, title

and interest

in and

to (a)

all oil

and
gas

leases, oil,

gas,

and

mineral

leases and

subleases,

royalties,

overriding

royalties,

net

profits
interests, payments

out of

production, reversionary

rights, mineral

fee interests,

carried interests
and any

contractual rights to

production relating

thereto, including

as described on

Schedule 1.1(a)
to the

extent and

only to

the extent

the same

are located within

the Subject

Area (the “Leases”),
and (b)

all other

rights in

the lands

covered by

the Units

and the

foregoing Leases,

including all
Royalties,

Working

Interests,

Net

Revenue

Interests,

and

other

interests

and

rights

to
Hydrocarbons, to the extent and only to the extent the same are located within the Subject Area.
“Records” means, to the extent reasonably in Seller or SWEPI’s possession or control, (a)
any

files,

records,

maps,

information,

and

data,

whether

written

or

electronically

stored,

to

the
extent relating to

the Assets, including:

(i) land and title

records (including abstracts of

title, title
opinions,

and

title

curative

documents);

(ii) contract

files;

(iii) correspondence;

(iv) operations,
environmental,

production,

and

accounting

records

(including

equipment

lists,

repair

notes

and
archives, and technical drawings); (v) production, facility and well records and data;

(vi) supplier
lists and records; (vii) training materials and training records (including certifications) and (b) the corporate,

financial,

Tax

and

legal

records

of

SWEPI

and

Newco

(including

Tax

Returns);

Exhibit 10.1

provided , however
, that

the term

“Records” shall

not include

(i) any

of Seller’s

or its

Affiliates’
business

plans,

strategies,

cost

and

pricing

information,

accounting

records,

supplier

lists

and
records,

proprietary

training

materials

and

equipment,

equipment

lists,

technical

drawings,

and
contracts and financial records

that address or reflect

activities outside of the

business of SWEPI
related to the Assets; (ii) any of Seller’s or its Affiliates’ company minute books and records, Tax
Returns, Tax

records that relate

to Seller’s

or its Affiliates’

business generally or

other materials
that do

not pertain

to the

business of

Newco or

ongoing day-to-day

operation of

the Assets;

(iii)
training,

personnel,

and

medical

records

(including

certifications)

of

employees,

including
Transferred Employees

(as defined

in Schedule

5.9(a)), except

as specified

in Section

1.02(f) of
Schedule 5.9(a); (iv) hiring exams for Transferred Employees (as defined in Schedule 5.9(a)); (v)
any transfer pricing information;

(vi) materials that are subject

to any applicable legal

privileges,
including attorney work product

and attorney-client communications that

extend beyond Newco;
and (vii)

any files,

records, information,

and data

to the extent

related to the

IT Systems (for

the
avoidance of

doubt,

such

files,

records,

information

and

data

shall

not

include

information

that
may be stored on the IT Systems that would otherwise constitute a Record).
“Related Party

Contract” means

any Contract

between (a)

SWEPI, on

the one

hand, and
(b)

Seller,

any

Affiliate

of

Seller

(other

than

SWEPI)

or

any

Person

that

directly

or

indirectly
controls or is under

common control with Shell

Oil Company,

or any of their

respective officers,
directors,

stockholders,

members,

partners,

managers,

investors,

private

equity

sponsors,

or
employees, on the other hand.
“Release”

means

any

releasing,

disposing,

discharging,

injecting,

spilling,

leaking,
pumping, pouring, leaching, migrating, dumping,

emitting, escaping or emptying into

or upon any
soil, air, sediment, subsurface strata, surface water, groundwater,

or drinking water supply.
“Release of Hydrocarbons” means any Release

of Hydrocarbons into or upon any soil,

air,
sediment, subsurface strata, surface

water, groundwater, or drinking water supply that

triggers any
reporting

obligations

to

any

Governmental

Authority,

including

the

Railroad

Commission

of
Texas, under any applicable Law.
“Remediation” including the correlative term “Remediate” means the implementation and completion

of

any

investigative,

remedial,

removal,

response,

monitoring,

construction,

repair,
closure,

disposal,

restoration

or

other

corrective

actions

(including

any

necessary

filings

or
interactions with

Governmental

Authorities) required

under Environmental

Laws to

respond, to
the extent

required by

applicable Environmental

Laws, to

any Release

or

threatened Release

of
any

Hazardous

Substances

at,

on,

under

or

from

any

Asset,

in

the

most

cost-effective

manner
allowed under

applicable Environmental

Laws, considering

ongoing operation

and maintenance
and any operational or use limitations or controls.
“Reorganization”

has the meaning set forth in Section 5.19.

“Representatives”

means

(a)

partners,

employees,

officers,

directors,

members,

equity
owners and counsel of a Party

or any of its Affiliates or any

prospective purchaser of a Party or

an
interest in a Party;

(b) any investment bank,

consultant or agent retained

by a Party or

the parties
listed

in subsection

(a) above;

and (c)

any bank,

other financial

institution

or entity

funding, or

Exhibit 10.1

proposing to fund, such

Party’s operations in connection with the Assets,

including any consultant
retained by such bank, other financial institution or entity.
“Required Consent” has the meaning set forth in Section 3.13.
“Required Consent Asset” means an Asset subject to a Required Consent.

“Restricted Party” means any

Person (a) targeted by national,

regional or multilateral trade
or economic sanctions under

Trade Control Laws; or (b) directly

or indirectly owned or

controlled
or acting on behalf of such Persons, including their Affiliates and Representatives.
“Retained Assets” means
(a)
any

and

all

real

property

owned

by

SWEPI

or

any

of

its

wholly-owned
subsidiaries

on

or

prior

to

the

Execution

Date

and

located

outside

of

the
Subject Area (the “Retained Properties”);

(b)
all

contracts,

agreements,

and

instruments

to

the

extent

relating

to

the
Retained

Properties,

including

operating

agreements,

letter

agreements,
unitization

agreements,

declarations

and

orders,

farmin

and

farmout
agreements,

exploration

and

participation

agreements,

joint

development
agreements,

area

of

mutual

interest

agreements,

agreements

pursuant

to
which the

Retained Properties

(or any

portion thereof)

were purchased

or
sold by

SWEPI, and

the transfers,

assignments or

conveyances relating

to
the

Retained

Properties,

and

any

rights

under

any

such

contracts,
agreements, or

instruments, including

any audit

rights or

rights to

receive
refunds

or

reimbursements

in

connection

with

any

such

contracts,
agreements,

or

instruments

and

any

master

services

agreements,

fleet
agreements, or other similar master

agreements, including those that

relate
to

the

Assets

or

that

otherwise would

constitute

an

Asset,

except

in

each
case any

purchase orders or

other similar agreements

entered into under

any
master agreement (such as master services agreements or fleet agreements)
(collectively, the “Retained Contracts”);

(c)
all claims

and

causes of

action arising

under

and

to the

extent

relating to
any Retained Contract (including claims for adjustments or refunds) or any other Retained Asset;
(d) the Retained Litigation;
(e)
all

rights

and

interests

of

SWEPI

(i) under

any

policy

or

agreement

of
insurance

or

indemnity,

(ii) under

any

bond

or

(iii) to

any

insurance

or
condemnation proceeds or

awards, in each

case, to the

extent relating to

any
other Retained Asset;
(f)
all

surety

agreements,

bonds,

letters

of

credit,

guarantees

and

any

other
financial

assurances

or

credit

support

to

the

extent

relating

to

any

other
Retained Asset;

Exhibit 10.1

(g)
all personal property used, or held for use, in

connection with the Retained
Properties;
(h)
all easements, permits,

well licenses, servitudes,

rights-of-way,

subsurface
leases, and other subsurface rights appurtenant to, and to the extent used or held for use in connection with, the Retained Properties;
(i)
all records relating exclusively to any other Retained Asset;

(j) all Related Party Contracts (other than those set forth on Schedule 5.7);
(k) all matters set forth on Schedule 3.22 (the “Retained Royalties”);
(l) any Contract for a Hedging Transaction;
(m)
any Required

Consent Assets

retained by

SWEPI

pursuant and

subject to
the terms of Section 5.16(c);
(n)
all

end

user

computing

devices

used

in

connection

with

the

Assets,
including laptops, iPhones and iPads;
(o)
subject

to

Section

5.22,

all

non-proprietary

seismic,

geological,
engineering,

and

other

data

and

interpretations,

files

and

records

(in
whatever form)

in

each

case to

the

extent related

to the

Assets

(“Seismic
Data”);
(p) the IT Systems; and
(q)
any

and

all

other

real

property,

personal

property,

Permits,

contracts,
agreements, leases, instruments, claims, rights and other interests owned or held by SWEPI

or any

of their

wholly-owned subsidiaries, in

each case to
the extent not comprising a part of, or unrelated to, the Assets.
“Retained Contracts”

has the

meaning set

forth in

item (b)

of the

definition of

“Retained
Assets”.
“Retained

Liabilities”

means

any

and

all

duties,

obligations,

claims

and

liabilities

of
SWEPI

other

than

the

Assumed

Liabilities,

and

all

duties,

obligations,

claims

and

liabilities
attributable to the Retained Assets, the Retained Litigation and the Retained Royalties.
“Retained Litigation” has the meaning set forth in Section 5.17.
“Retained Properties” has

the meaning set

forth in item

(a) of the

definition of “Retained
Assets”.
“Retained Royalties”

has the

meaning set

forth in

item (k)

of the

definition of

“Retained
Assets”.

Exhibit 10.1

“Royalties” means

royalties, overriding

royalties, production

payments, carried

interests,
net

profits

interests,

reversionary

interests,

options,

back-in

interests,

contractual

rights

to
production, and other burdens upon, measured by or payable out of production.
“SCADA

Systems”

means

the

field

based

operating

system

software

and

hardware
components of the

Supervisory Control and Data

Acquisition systems exclusively used

by SWEPI
to monitor

and control

the operation

of the

Wells

(including field

based sensors

which interface
with field based Well

Equipment) and to provide

data in relation to

the operation of those

Wells,
excluding

telecommunications

links

between

the

Supervisory

Control

and

Data

Acquisition
systems and

the IT

Systems and

any software

and hardware

components which

are shared

with,
used or held for use by Seller or any of its Affiliates other than SWEPI.
“SEC” shall mean the Securities and Exchange Commission.
“Securities Act” shall

mean the United States

Securities Act of 1933,

as amended, together
with the rules and regulations of the SEC promulgated thereunder.
“Seismic Data”

has the

meaning set

forth in

item (o)

of the

definition of

“Retained Assets”.
“Seller” has the meaning set forth in the Preamble of this Agreement.
“Seller Fundamental Representations”

means the representations

and warranties in Section
3.2, Section

3.3, Section

3.4, Section

3.5, Section

3.6, Section

3.17, Section

3.18, Section

3.24,
Section 3.26 and Section 3.29.
“Seller Group”

means Seller,

its

Affiliates

(other

than SWEPI

and Newco),

and each

of
their respective officers, directors, employees, agents, advisors and other Representatives.
“Seller Material Adverse Effect” means a Material Adverse Effect with respect to Newco, taken as a whole.
“Seller Parent Guaranty” has the meaning set forth in Section 5.18.
“Seller Taxes”

means

(a)

all Taxes

of,

attributable

to or

imposed on

Seller

or

any of

its
direct

or

indirect

owners

or

Affiliates

(other

than

Newco),

(b)

any

Taxes

allocable

to

Seller
pursuant

to

Section

10.1(a)

(taking

into

account,

and

without

duplication

of,

any

Asset

Taxes
effectively borne

by Seller

as a

result of

the adjustments

to the

Purchase Price

made pursuant

to
Section 2.5 or

Section 7.4,

as applicable,

and any

payments made

from one

Party to

the other

in
respect of

Asset Taxes

pursuant to

Section 2.2(d)

or Section

10.1(c)) or

Section 10.1(b),

(c) any
Taxes attributable

to or imposed on or with

respect to the ownership or operation

of the Retained
Assets

or

the

production

of

Hydrocarbons

or

the

receipt

of

proceeds

therefrom,

(d)

all

Taxes
attributable to or

resulting from the

Reorganization, (e) any

Taxes imposed on Newco or

for which
Newco

becomes

liable

(i)

by

reason

of

having

been

a

member

of

an

affiliated,

aggregate,
combined, consolidated

or unitary

group on

or prior

to the

Closing

Date (including

pursuant to
Treasury

Regulations

Section

1.1502-6

or

any

analogous

or

similar

provision

of

state,

local

or
foreign Law) or (ii) as a transferee or successor or by

contract or other agreement or arrangement
(other than

a

Customary

Agreement), assumption,

operation

of

Law or

otherwise, which

Taxes
relate to an

event or transaction

occurring, or a

contract or other

agreement or arrangement

entered

Exhibit 10.1

into,

on or

prior to

the Closing

Date, (f)

50 percent

of any

Transfer

Taxes,

(g) any

other Taxes
relating

to

the

ownership

or

operation

of

the

Assets

or

the

production

of

Hydrocarbons

or

the
receipt of

proceeds therefrom

that are

attributable to

any Tax

period (or

portion of

any Straddle
Period) ending

at or

prior to

the Effective

Time

and (h)

any Taxes

caused by,

related to,

arising
out of

or resulting

from Seller’s

breach of

any of

Seller’s covenants

or agreements

contained in
this Agreement.
“Soft Required Consent” means

a Required Consent that by

its express terms provides

that
Consent may not be unreasonably

withheld and for which the

failure to obtain would not

(a) cause
the

transfer

or

assignment

(whether

by

operation

of

law

or

otherwise)

of

any

portion

of

the
Required

Consent

Asset

subject

to

such

Consent

to

be

void,

(b) cause

the

termination

of

the
Required Consent

Asset subject

to such

Consent under

the express

terms of

such Required

Consent
Asset, or (c) result in a penalty of any sort, including a requirement to make a payment.
“Straddle

Period”

means

any

Tax

period

beginning

at

or

before,

and

ending

after,

the
Effective Time.
“Subject Area” means Culberson, Loving, Ward, Winkler,

and Reeves Counties, Texas.
“Subject Interests”

has the meaning set forth in the Recitals of this Agreement.
“Subsidiary” means, with respect to any Person, any other Person Controlled by such first
Person, directly or indirectly, through one or more intermediaries.
“Surface

Contracts”

means

SWEPI’s

right,

title

and

interest

in

and

to

all

easements,
Permits, licenses, servitudes, rights-of-way,

surface fee interests, surface use

agreements, surface
leases, right

of use

and easement,

and other

rights to

use the

surface and subsurface

appurtenant
thereto,

to

the

extent

used

or

held

for

use

in

connection

with

the

Properties,

including

those
described on Schedule 1.1(c).
“SWEPI” has the meaning set forth in the Recitals of this Agreement.
“Tax Allocation” has the meaning set forth in Section 10.7.
“Tax Incentive” has the meaning set forth in Section 3.8(m).
“Tax Proceeding” has the meaning set forth in Section 10.3.
“Tax

Return”

means

any

return

(including

any

information

return

and

any

estimated
return), report, statement,

schedule, notice, form,

election, estimated Tax

filing, claim

for refund
or

other

document

(including

any

attachments

thereto

and

amendments

thereof)

filed

with

or
submitted to,

or required

to be filed

with or

submitted to,

any Governmental

Authority with

respect
to any Tax.
“Taxes”

means

(a)

all

federal,

state,

local,

foreign

and

other

net

income,

gross

income,
gross

receipts,

alternative,

estimated,

sales,

use,

ad

valorem,

value

added,

transfer,

franchise,
profits, registration, license, lease, service, service use, withholding, payroll, employment,

excise,
severance,

social

security,

welfare,

workers’

compensation,

unemployment,

disability,

Exhibit 10.1

environmental, stock, stamp, occupation, premium,

real, personal, or intangible

property, windfall
profits,

customs,

duties,

levies,

tariffs,

imposts,

amounts

due

under

any

escheat

or

unclaimed
property

Law

or

other

taxes,

fees,

assessments

or

charges

of

any

kind

whatsoever

(whether
imposed

directly

or

through

withholding,

whether

or

not

disputed,

and

including

any

amounts
resulting

from

the

failure

to

file

any

Tax

Return

and

any

amounts

that

have

been

deferred
(including amounts deferred under the rules of Code Section 965)), together with any interest and any penalties, additions

to tax or additional

amounts imposed with respect

thereto; (b) any

liability
for payment

of amounts

described in

clause (a)

whether as

a result

of assumption,

transferee or
successor

liability,

of

being

a

member

of

an

affiliated,

aggregate,

consolidated,

combined

or
unitary group for any period, operation of Law or otherwise; and (c) any liability for the payment
of

amounts

described

in

clauses

(a)

or

(b)

as

a

result

of

any

tax

sharing,

tax

indemnity

or

tax
allocation

agreement

or

any

other

express

or

implied

contract,

agreement

or

arrangement

to
indemnify any other Person.
“TBOC” has the meaning set forth in Section 5.19(a).
“Third Party” means

any Person

other than a

Party to

this Agreement or

an Affiliate

of a
Party to this Agreement.
“Third Person Claim” has the meaning set forth in Section 9.2(b).
“Trade

Control

Laws” means

any applicable

trade

or economic

sanctions or

embargoes,
Restricted Party

lists issued

by the

respective authorities,

controls on

the imports,

export, re-export,
use,

sale,

transfer,

trade,

or

otherwise

disposal

of

goods,

services

or

technology,

anti-boycott
legislation

or

similar

laws

or

regulations,

rules,

restrictions,

licenses,

orders

or

requirements

in
force from time to time,

including those of the European Union,

the United Kingdom, the United
States of America or under applicable Laws.

“Transaction

Documents”

means

this

Agreement

and

any

other

documents

executed

in
connection with this Agreement.
“Transfer Taxes

”

has the meaning set forth in Section 10.5.
“Transition Services Agreement” has the meaning set forth in Section 5.11.
“Treasury

Regulations”

means

the

final,

temporary,

and

proposed

United

States
Department of the Treasury regulations promulgated under the Code.
“Units”

means

SWEPI’s

right,

title

and

interest

in

and

to

all

pooled,

communitized,

or
unitized acreage, which

includes all

or any part

of the

lands located within

the Subject Area

and
covered

by

the

Leases,

and

all

tenements,

hereditaments,

and

appurtenance

belonging

thereto,
including the pools and units described on Schedule 1.1(a).
“U.S.” means the United States of America.
“Wells”

means

SWEPI’s

right,

title

and

interest

in

and

to

all

Hydrocarbons,

water,
monitoring,

disposal

or

injection

wells

in

the

Subject

Area,

including

the

wells

described

on

Exhibit 10.1

Schedule

1.1(b),

whether

producing,

non-producing,

temporarily

plugged

and

abandoned,

and
whether or not fully described on any exhibit or schedule hereto.

“Working

Interest”

means,

with

respect

to

any

(a)

Well,

the

interest

(expressed

as

a
percentage or

a decimal)

in such

Well

that is

burdened with

the obligation

to bear

and pay

costs
and

expenses

of

maintenance,

development

and

operations

on

or

in

connection

with

such

Well
(with respect to

those formations

in which such

Well

is currently producing,

or with respect

to a
Well that is not currently producing,

the last depth or

formation at which

it produced), or (b)

Lease
or Unit, the

interest (expressed as

a percentage or

a decimal) in

such Lease or

Unit that is

burdened
with

the

obligation

to

bear

and

pay

costs

and

expenses

of

maintenance,

development

and
operations on

or in

connection with

such Lease

or Unit,

in the

case of

each of

items (a)

and (b)
without regard to the effect of any Royalties.